UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05686

AIM Investment Securities Funds

(Invesco Investment Securities Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/18

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 28, 2018

Invesco Corporate Bond Fund Nasdaq: A: ACCBX ∎ C: ACCEX ∎ R: ACCZX ∎ Y: ACCHX ∎ R5: ACCWX ∎ R6: ICBFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

For much of the reporting period, major US stock market indexes rose to record highs – but in early 2018, volatility returned to the US stock and bond markets. Investors worried about how rising interest rates might affect economic growth; those concerns caused the US stock market, which many investors believed had risen too far, too fast, to pull back. Throughout the reporting period, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive, particularly after passage of legislation cutting personal and corporate tax rates in December. The US economy expanded throughout the reporting period, and the first signs of rising inflation appeared. In response, the US Federal Reserve raised interest rates three times, and the tone of its statements grew more hawkish regarding potential rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                        Invesco Corporate Bond Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                        Invesco Corporate Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2018, Class A shares of Invesco Corporate Bond Fund (the Fund), at net asset value (NAV), outperformed the Fund’s broad market/style-specific index, the Bloomberg Barclays U.S. Credit Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/17 to 2/28/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.68%
Class C Shares	2.07
Class R Shares	2.57
Class Y Shares	3.08
Class R5 Shares	3.16
Class R6 Shares	3.25
Bloomberg Barclays U.S. Credit Index▼ (Broad Market/Style-Specific Index)	2.12
Lipper BBB Rated Funds Index∎ (Peer Group Index)	2.47
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

During the fiscal year, the US Treasury yield curve flattened as a result of short-term yield increases, since short-term bond yields are more sensitive to monetary policy. Around the developed world, major central banks maintained accommodative monetary policies geared toward growth stimulation.

The US corporate credit sector continued to post positive excess returns for the fiscal year, with lower-rated investment grade securities continuing to drive relative performance. Favorable technicals remained and, given the positive trend in global growth, the fundamental environment also proved supportive. A notable corporate tax cut, part of the Tax Cut and Jobs Act signed into law by President Donald Trump in December 2017, was an additional catalyst for the positive tone in the market for credit. Corporate leverage appeared to stabilize near recent cycle highs, with little pressure from shareholders given robust equity returns. During the Fund’s fiscal year, the US Federal Reserve (the Fed) raised the fed funds target rate by 75 basis points with consecutive 25 basis point hikes in March, June, and December 2017.1 (A basis point is one one-hundredth of a percentage point.) As a result, the fed funds target rate stood at a range of 1.25% to 1.50% at the end of the fiscal year.1 Longer-maturity US Treasury yields also crept higher as the Fed transitioned toward a more hawkish tone. Yields on 10-year US Treasuries stood at 2.87% as of February 28, 2018, 51 basis points higher than at the beginning of the fiscal year.2 Jerome Powell succeeded Janet Yellen as Fed chair on February 5, 2018. Powell had served as a member of the Fed Board of Governors since 2012 and is largely expected to stay the course with a gradual approach to monetary policy normalization.

During this fiscal year of increasing interest rates, short-term investment grade corporate credit posted modest gains while the broader investment grade corporate bond universe continued to record strong single-digit returns. Out-of-index exposures, such as high yield credit, generated strong returns. US dollar-denominated emerging market corporate debt posted strong returns and performed better than investment grade corporate credit, but fell short of high yield debt.

The Fund, at NAV, posted a positive return for the fiscal year and outperformed its broad market/style-specific benchmark, the Bloomberg Barclays U.S. Credit Index. Security selection within investment grade corporate bonds was the most notable contributor to Fund performance versus the broad market/style-specific benchmark. Security selection within the industrials and financials sectors contributed to Fund performance for the fiscal year. Out-of-index exposure to the high yield sector contributed to relative Fund performance for the fiscal year. An allocation to US Treasuries dampened relative returns for the fiscal year as lower-rated corporate credit rallied. Security selection within the insurance and technology subsectors detracted from relative returns as well.

The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. During the fiscal year, duration of the portfolio was maintained in line with the broad

Portfolio Composition
By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	91.4%
U.S. Treasury Securities	2.8
Preferred Stocks	2.6
Asset-Backed Securities	0.7
Variable Rate Senior Loan Interests	0.6
Municipal Obligations	0.2
Non-U.S. Dollar Denominated Bonds & Notes	0.1
Common Stocks & Other Equity Interests	0.0
Money Market Funds Plus Other Assets Less Liabilities	1.6

Top Five Debt Issuers*
% of total net assets

1. AT&T Inc.	3.2%
2. U.S. Treasury	2.8
3. MPLX LP	2.1
4. Kinder Morgan, Inc.	2.0
5. Bank of America Corp.	2.0

Total Net Assets	$1.6 billion

Total Number of Holdings*	696

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of February 28, 2018.

4                        Invesco Corporate Bond Fund

market/style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark was negligible to relative Fund returns. Buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration during the fiscal year.

Part of the Fund’s strategy in seeking to manage credit and currency risk during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit risk by purchasing and selling credit default swaps at various points throughout the fiscal year. Management of currency risk was carried out via currency forwards and options on an as-needed basis and we believe it was effective in managing the currency positioning within the Fund.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Corporate Bond Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Treasury

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matt Brill Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Corporate Bond Fund. He joined
Invesco in 2013. Mr. Brill earned a BA in economics from Washington and Lee University.

Chuck Burge Portfolio Manager, is manager of Invesco Corporate Bond Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Michael Hyman Portfolio Manager, is manager of Invesco Corporate Bond Fund. He joined Invesco in 2013. Mr. Hyman earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Corporate Bond Fund. He joined
Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

5                        Invesco Corporate Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/08

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                        Invesco Corporate Bond Fund

Average Annual Total Returns
As of 2/28/18, including maximum applicable sales charges
Class A Shares
Inception (9/23/71)	7.01%
10 Years	4.96
5 Years	2.86
1 Year	-1.62

Class C Shares
Inception (8/30/93)	4.65%
10 Years	4.69
5 Years	3.01
1 Year	1.08

Class R Shares
10 Years	5.17%
5 Years	3.52
1 Year	2.57

Class Y Shares
Inception (8/12/05)	5.41%
10 Years	5.71
5 Years	4.04
1 Year	3.08

Class R5 Shares
10 Years	5.75%
5 Years	4.15
1 Year	3.16

Class R6 Shares
10 Years	5.69%
5 Years	4.26
1 Year	3.25

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Corporate Bond Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Corporate Bond Fund (renamed Invesco Corporate Bond Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Corporate Bond Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R shares incepted on June 6, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares.

Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Average Annual Total Returns
As of 12/31/17, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (9/23/71)	7.08%
10 Years	5.32
5 Years	3.35
1 Year	2.69

Class B Shares*
Inception (9/28/92)	5.57%
10 Years	5.62
5 Years	3.90
1 Year	2.25

Class C Shares
Inception (8/30/93)	4.78%
10 Years	5.03
5 Years	3.48
1 Year	5.54

Class R Shares
10 Years	5.53%
5 Years	4.01
1 Year	6.99

Class Y Shares
Inception (8/12/05)	5.66%
10 Years	6.05
5 Years	4.53
1 Year	7.51

Class R5 Shares
10 Years	6.10%
5 Years	4.64
1 Year	7.61

Class R6 Shares
10 Years	6.04%
5 Years	4.75
1 Year	7.85
*Effective January 26, 2018, Class B shares were converted to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.90%, 0.90%, 1.65%, 1.15%, 0.65%, 0.56% and 0.47%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. Note: Effective January 26, 2018, Class B shares were converted to Class A shares. No CDSC was paid in connection with this early conversion. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                        Invesco Corporate Bond Fund

Invesco Corporate Bond Fund’s investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Effective January 26, 2018, all outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Cash/cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks.

Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract.

Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                        Invesco Corporate Bond Fund

than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower- rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
∎

Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments

9                        Invesco Corporate Bond Fund

that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	TBA Transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default.

No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.
∎	The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB-rated funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10                        Invesco Corporate Bond Fund

Schedule of Investments(a)

February 28, 2018

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–91.38%
Advertising–0.05%
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$769,000	$798,799

Aerospace & Defense–0.49%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.13%, 01/15/2023(b)	287,000	289,153
7.50%, 03/15/2025(b)	390,000	402,187
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	397,000	410,399
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	274,000	282,905
Northrop Grumman Corp., Sr. Unsec. Global Notes, 4.03%, 10/15/2047	3,731,000	3,597,872
Rockwell Collins, Inc., Sr. Unsec. Notes, 3.20%, 03/15/2024	2,104,000	2,065,822
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	93,000	96,139
6.50%, 05/15/2025	725,000	744,937
		7,889,414

Agricultural & Farm Machinery–0.04%
Titan International, Inc., Sr. Sec. Gtd. First Lien Notes, 6.50%, 11/30/2023(b)	582,000	595,095

Air Freight & Logistics–0.58%
Adani Abbot Point Terminal Pty Ltd. (Australia), Sr. Sec. Gtd. Notes, 4.45%, 12/15/2022(b)	5,294,000	5,058,248
FedEx Corp., Sr. Unsec. Gtd. Notes, 3.40%, 02/15/2028	1,388,000	1,354,697
4.05%, 02/15/2048	2,790,000	2,640,169
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	150,000	156,450
		9,209,564

Airlines–5.72%
Air Canada Pass Through Trust (Canada), Series 2017-1, Class A, Sec. Pass Through Ctfs., 3.55%, 07/15/2031(b)	2,812,000	2,759,685
Series 2017-1, Class B, Sec. Pass Through Ctfs., 3.70%, 07/15/2027(b)	3,375,000	3,326,063
Series 2017-1, Class AA, Sec. Pass Through Ctfs., 3.30%, 07/15/2031(b)	2,935,000	2,857,979

	Principal Amount	Value
Airlines–(continued)
American Airlines Pass Through Trust, Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	$1,918,822	$1,945,302
Series 2016-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.58%, 01/15/2028	1,864,613	1,846,470
Series 2016-3, Class B, Sec. Third Lien Pass Through Ctfs., 3.75%, 04/15/2027	2,690,000	2,640,539
Series 2016-3, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.00%, 04/15/2030	4,502,149	4,313,284
Series 2017-1, Class A, Sec. Second Lien Pass Through Ctfs., 4.00%, 08/15/2030	2,489,951	2,509,622
Series 2017-1, Class B, Sec. Third Lien Pass Through Ctfs., 4.95%, 08/15/2026	2,614,500	2,707,053
Series 2017-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.65%, 08/15/2030	3,112,679	3,095,170
Series 2017-2, Class A, Sec. Second Lien Pass Through Ctfs., 3.60%, 04/15/2031	4,077,000	4,048,951
Series 2017-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.70%, 04/15/2027	2,775,000	2,716,753
Series 2017-2, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.35%, 04/15/2031	5,076,000	4,957,839
Continental Airlines Pass Through Trust, Series 2010-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.00%, 07/12/2020	414,906	424,242
Delta Air Lines Pass Through Trust, Series 2010-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.95%, 11/23/2020	917,916	935,540
Delta Air Lines, Inc., Sr. Unsec. Global Notes, 3.63%, 03/15/2022	9,961,000	9,992,267
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Global Pass Through Ctfs., 4.20%, 08/15/2029	5,602,636	5,602,636
Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class A, Sec. Pass Through Ctfs., 4.88%, 11/10/2029(b)	6,625,059	6,535,620
Series 2016-1, Class B, Sec. Pass Through Ctfs., 7.50%, 05/10/2025(b)	5,494,269	5,878,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Corporate Bond Fund

	Principal Amount	Value
Airlines–(continued)
United Airlines Pass Through Trust, Series 2014-2, Class B, Sec. Second Lien Pass Through Ctfs., 4.63%, 09/03/2022	$2,064,379	$2,109,424
Series 2016-1, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 07/07/2027	2,777,000	2,729,043
Series 2016-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 04/07/2027	3,204,000	3,120,923
Series 2018-1, Class A, Sec. Second Lien Pass Through Ctfs., 3.70%, 09/01/2031	4,854,000	4,820,330
Series 2018-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.50%, 09/01/2031	4,574,000	4,531,929
WestJet Airlines Ltd. (Canada), Sr. Unsec. Notes, 3.50%, 06/16/2021(b)	4,986,000	5,004,684
		91,410,216

Alternative Carriers–0.08%
CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	372,000	382,230
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	328,000	330,460
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	274,000	264,407
5.38%, 05/01/2025	372,000	370,140
		1,347,237

Aluminum–0.05%
Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b)	400,000	431,000
Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(b)	419,000	429,475
		860,475

Apparel Retail–0.09%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	529,000	526,355
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	609,000	636,405
6.75%, 07/01/2036	63,000	62,055
6.88%, 11/01/2035	252,000	252,869
		1,477,684

Apparel, Accessories & Luxury Goods–0.04%
Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024(b)	86,000	85,570
4.88%, 05/15/2026(b)	496,000	489,800
		575,370

	Principal Amount	Value
Asset Management & Custody Banks–1.12%
Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	$4,515,000	$4,655,406
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	1,435,000	1,441,248
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	4,355,000	4,725,943
Carlyle Holdings II Finance LLC, Sr. Unsec. Gtd. Notes, 5.63%, 03/30/2043(b)	5,900,000	6,332,982
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	668,000	728,955
		17,884,534

Auto Parts & Equipment–0.04%
Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(b)	165,000	169,435
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	101,000	103,525
Delphi Technologies PLC, Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(b)	283,000	281,316
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	45,000	44,888
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	112,000	115,640
		714,804

Automobile Manufacturers–0.45%
General Motors Co., Sr. Unsec. Global Notes, 3.50%, 10/02/2018	3,805,000	3,824,858
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 3.20%, 07/06/2021	1,175,000	1,167,092
Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	2,177,000	2,181,290
		7,173,240

Automotive Retail–0.54%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/2023	3,400,000	3,519,145
5.75%, 05/01/2020	3,940,000	4,151,574
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	144,000	146,880
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	373,000	381,859
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	388,000	388,000
		8,587,458

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Corporate Bond Fund

	Principal Amount	Value
Brewers–1.62%
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 3.30%, 02/01/2023	$4,356,000	$4,342,316
3.65%, 02/01/2026	7,630,000	7,574,083
4.90%, 02/01/2046	9,633,000	10,310,286
Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/2039	2,414,000	3,601,661
		25,828,346

Broadcasting–0.15%
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 08/01/2025	76,000	73,815
5.00%, 04/01/2024	440,000	442,200
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	333,000	343,823
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	508,000	509,270
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	311,000	327,716
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	312,000	314,340
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	350,000	358,750
		2,369,914

Building Products–1.16%
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	409,000	414,828
James Hardie International Finance DAC (Ireland), Sr. Unsec. Notes, 5.00%, 01/15/2028(b)	2,591,000	2,578,045
Owens Corning, Sr. Unsec. Gtd. Global Notes, 4.30%, 07/15/2047	8,830,000	8,156,741
Standard Industries Inc., Sr. Unsec. Notes, 4.75%, 01/15/2028(b)	3,190,000	3,078,350
5.00%, 02/15/2027(b)	306,000	304,087
6.00%, 10/15/2025(b)	319,000	338,539
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 4.35%, 02/15/2028	3,774,000	3,585,300
		18,455,890

Cable & Satellite–2.59%
Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	260,000	262,600
Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(b)	400,000	400,500
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	615,000	575,794
Altice US Finance I Corp., Sr. Sec. Notes, 5.50%, 05/15/2026(b)	265,000	263,013

	Principal Amount	Value
Cable & Satellite–(continued)
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	$420,000	$429,450
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	910,000	924,788
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.91%, 07/23/2025	5,493,000	5,665,197
6.83%, 10/23/2055	4,449,000	5,217,448
Comcast Corp., Sr. Unsec. Gtd. Global Bonds, 6.40%, 05/15/2038	1,100,000	1,399,869
Sr. Unsec. Gtd. Global Notes, 3.40%, 07/15/2046	1,915,000	1,646,449
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	1,885,000	2,417,768
Cox Communications, Inc., Sr. Unsec. Notes, 3.35%, 09/15/2026(b)	3,514,000	3,350,357
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	640,000	674,800
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2028(b)	3,709,000	3,634,820
6.63%, 10/15/2025(b)	200,000	210,500
Sr. Unsec. Notes, 10.13%, 01/15/2023(b)	400,000	447,040
10.88%, 10/15/2025(b)	356,000	420,970
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 5.20%, 09/20/2047	1,090,000	1,085,929
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	1,027,000	964,096
7.88%, 09/01/2019	665,000	703,238
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	340,000	282,200
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	533,000	499,021
7.50%, 04/01/2021	295,000	269,372
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/2020	1,050,000	1,102,482
5.95%, 04/01/2041	3,964,000	4,798,737
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 3.88%, 08/01/2022(b)	770,000	758,450
5.38%, 04/15/2025(b)	3,000	3,056
5.38%, 07/15/2026(b)	377,000	382,655
6.00%, 07/15/2024(b)	453,000	475,650
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	530,000	541,925

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Corporate Bond Fund

	Principal Amount	Value
Cable & Satellite–(continued)
UPC Holding B.V. (Netherlands), Sr. Sec. First Lien Notes, 5.50%, 01/15/2028(b)	$200,000	$188,500
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	200,000	202,850
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	400,000	396,960
REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.50%, 01/15/2025(b)	353,000	356,971
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	220,000	229,900
Ziggo Secured Finance B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 5.50%, 01/15/2027(b)	250,000	240,313
		41,423,668

Casinos & Gaming–0.22%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	142,000	149,633
6.88%, 05/15/2023	485,000	513,494
Codere Finance 2 (Luxembourg) S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	200,000	201,744
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	126,000	136,464
Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	166,000	163,093
6.00%, 03/15/2023	265,000	282,556
7.75%, 03/15/2022	403,000	450,352
Pinnacle Entertainment, Inc., Sr. Unsec. Global Notes, 5.63%, 05/01/2024	520,000	551,465
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	500,000	544,125
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/2027(b)	146,000	143,628
5.50%, 03/01/2025(b)	398,000	404,468
		3,541,022

Coal & Consumable Fuels–0.02%
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	275,000	288,063

Commodity Chemicals–0.03%
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	272,000	282,200
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	230,000	237,762
		519,962

	Principal Amount	Value
Communications Equipment–0.20%
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	$764,000	$792,879
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	326,000	319,073
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	376,000	406,080
Motorola Solutions, Inc., Sr. Unsec. Global Notes, 4.60%, 02/23/2028	1,735,000	1,737,209
		3,255,241

Construction & Engineering–0.01%
AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	166,000	161,178

Construction Machinery & Heavy Trucks–0.05%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	252,000	263,340
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	263,000	275,572
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	269,000	272,026
		810,938

Construction Materials–0.12%
Martin Marietta Materials, Inc., Sr. Unsec. Global Notes, 4.25%, 12/15/2047	2,006,000	1,870,344

Consumer Finance–1.90%
Ally Financial Inc., Sr. Unsec. Global Notes, 4.13%, 03/30/2020	4,155,000	4,201,744
4.63%, 03/30/2025	800,000	807,000
5.13%, 09/30/2024	472,000	490,880
Capital One Financial Corp., Sr. Unsec. Global Notes, 3.05%, 03/09/2022	2,580,000	2,535,652
3.75%, 03/09/2027	6,970,000	6,788,027
Discover Bank, Sr. Unsec. Global Bonds, 3.45%, 07/27/2026	4,510,000	4,280,118
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(c)	4,477,000	4,499,385
Navient Corp., Sr. Unsec. Medium-Term Notes, 7.25%, 01/25/2022	200,000	214,984
8.00%, 03/25/2020	400,000	429,500
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	5,770,000	5,871,813
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R. (Mexico), Sr. Unsec. Notes, 7.38%, 02/12/2026(b)	205,000	202,437
		30,321,540

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Corporate Bond Fund

	Principal Amount	Value
Copper–0.21%
First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	$205,000	$211,791
7.50%, 04/01/2025(b)	200,000	206,750
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	670,000	654,925
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	2,127,000	2,259,937
		3,333,403

Data Processing & Outsourced Services–0.24%
Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	2,418,000	2,385,109
First Data Corp., Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	222,000	224,220
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	1,111,000	1,170,716
		3,780,045

Distillers & Vintners–0.56%
Constellation Brands, Inc., Sr. Unsec. Gtd. Global Notes, 3.20%, 02/15/2023	2,328,000	2,301,596
3.60%, 02/15/2028	4,250,000	4,115,548
4.10%, 02/15/2048	2,771,000	2,576,989
		8,994,133

Diversified Banks–10.02%
ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.13%, 07/28/2021(b)	3,990,000	3,848,118
Australia and New Zealand Banking Group Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.75%(b)(c)	6,555,000	7,185,919
Banco Safra S.A. (Brazil), Sr. Unsec. Notes, 4.13%, 02/08/2023(b)	7,467,000	7,388,596
Bank of America Corp., Unsec. Sub. Global Notes, 7.75%, 05/14/2038	2,850,000	4,077,662
Series M, Jr. Unsec. Sub. Bonds, 8.13%(c)	10,635,000	10,807,819
Series X, Jr. Unsec. Sub. Notes, 6.25%(c)	2,390,000	2,572,715
Series Z, Jr. Unsec. Sub. Notes, 6.50%(c)	4,500,000	4,939,650
Series AA, Jr. Unsec. Sub. Notes, 6.10%(c)	6,420,000	6,813,225
Series DD, Jr. Unsec. Sub. Notes, 6.30%(c)	2,040,000	2,244,000
Bank of China Ltd. (China), Unsec. Sub. Notes, 5.00%, 11/13/2024(b)	2,850,000	2,970,253
Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 5.14%, 10/14/2020	765,000	794,544

	Principal Amount	Value
Diversified Banks–(continued)
Barclays PLC (United Kingdom), Unsec. Sub. Global Notes, 4.84%, 05/09/2028	$965,000	$951,547
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	2,015,000	2,052,781
BNP Paribas S.A. (France), Unsec. Sub. Notes, 4.38%, 03/01/2033(b)	5,080,000	5,035,652
Citigroup Inc., Sr. Unsec. Global Notes, 2.88%, 07/24/2023	1,575,000	1,538,805
Unsec. Sub. Global Notes, 3.50%, 05/15/2023	3,980,000	3,969,229
5.50%, 09/13/2025	4,845,000	5,307,805
Series N, Jr. Unsec. Sub. Global Notes, 5.80%(c)	2,535,000	2,627,401
Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(c)	2,435,000	2,526,739
Series T, Jr. Unsec. Sub. Global Notes, 6.25%(c)	2,110,000	2,270,887
Commonwealth Bank of Australia (Australia), Unsec. Sub. Notes, 4.32%, 01/10/2048(b)	2,701,000	2,603,582
Coöperatieve Rabobank U.A. (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(b)(c)	760,000	833,150
Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(b)	6,573,000	6,665,022
HSBC Holdings PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds, 6.00%(c)	5,365,000	5,465,594
Sr. Unsec. Global Notes, 4.00%, 03/30/2022	2,070,000	2,122,465
Unsec. Sub. Global Notes, 4.38%, 11/23/2026	1,064,000	1,070,699
Industrial & Commercial Bank of China Ltd. (China), Sr. Unsec. Notes, 3.54%, 11/08/2027	1,411,000	1,354,473
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.00%(c)	465,000	479,601
6.50%(c)	3,130,000	3,289,630
Intesa Sanpaolo S.p.A. (Italy), Sr. Unsec. Gtd. Medium-Term Notes, 3.88%, 01/15/2019	4,560,000	4,604,955
Sr. Unsec. Notes, 3.13%, 07/14/2022(b)	2,518,000	2,450,625
JPMorgan Chase & Co., Sr. Unsec. Global Notes, 4.26%, 02/22/2048	1,935,000	1,941,006
Sr. Unsec. Medium-Term Global Bonds, 2.30%, 08/15/2021	4,545,000	4,433,482
Unsec. Sub. Global Notes, 3.63%, 12/01/2027	2,750,000	2,660,006
Series I, Jr. Unsec. Sub. Global Notes, 7.90%(c)	2,185,000	2,210,237
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(c)	2,005,000	2,017,531
Series CC, Jr. Unsec. Sub. Global Notes, 4.63%(c)	3,580,000	3,470,810

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Corporate Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50%(b)(c)	$3,045,000	$3,105,900
Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec. Notes, 3.50%, 05/15/2023	5,411,000	5,336,349
Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	900,000	923,321
Société Générale S.A. (France), Jr. Unsec. Sub. Notes, 7.38%(b)(c)	1,507,000	1,627,560
Standard Chartered PLC (United Kingdom), Jr. Unsec. Sub. Notes, 7.75%(b)(c)	2,690,000	2,928,737
Unsec. Sub. Notes, 4.30%, 02/19/2027(b)	1,628,000	1,600,422
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/2043	7,865,000	8,819,503
Unsec. Sub. Medium-Term Notes, 4.75%, 12/07/2046	2,045,000	2,127,521
Series U, Jr. Unsec. Sub. Global Notes, 5.88%(c)	2,663,000	2,834,444
Westpac Banking Corp. (Australia), Jr. Unsec. Sub. Global Bonds, 5.00%(c)	3,270,000	3,129,829
		160,029,801

Diversified Capital Markets–0.87%
Credit Suisse AG (Switzerland), Sr. Unsec. Notes, 3.00%, 10/29/2021	2,065,000	2,054,411
Unsec. Sub. Notes, 6.50%, 08/08/2023(b)	1,284,000	1,418,740
Credit Suisse Group AG (Switzerland), Sr. Unsec. Notes, 3.87%, 01/12/2029(b)	1,097,000	1,067,726
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	2,220,000	2,194,911
Macquarie Bank Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.13%(b)(c)	5,010,000	5,110,200
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.63%, 08/13/2019(b)	1,860,000	1,982,173
		13,828,161

Diversified Chemicals–0.21%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	729,000	770,006
7.00%, 05/15/2025	130,000	140,725
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	2,259,000	2,226,848
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	166,000	168,282
		3,305,861

	Principal Amount	Value
Diversified Metals & Mining–0.14%
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	$336,000	$367,080
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/2028	1,000,000	1,294,630
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	186,000	189,720
Sr. Unsec. Notes, 6.13%, 10/01/2035	305,000	333,213
		2,184,643

Diversified REITs–0.72%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2024	201,000	203,010
5.38%, 03/15/2027	218,000	219,090
Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	1,893,000	1,862,030
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/2024(b)	5,336,000	5,496,080
Sr. Unsec. Notes, 5.25%, 01/30/2026(b)	3,705,000	3,783,731
		11,563,941

Diversified Support Services–0.01%
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(b)	150,000	151,125

Drug Retail–0.24%
CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	1,562,051	1,691,859
Sr. Sec. First Lien Mortgage Pass Through Ctfs., 5.77%, 01/10/2033(b)	1,947,011	2,105,772
		3,797,631

Electric Utilities–3.23%
Electricite de France S.A. (France), Sr. Unsec. Notes, 6.00%, 01/22/2114(b)	6,655,000	7,113,717
Enel Finance International N.V. (Italy), Sr. Unsec. Gtd. Notes, 2.75%, 04/06/2023(b)	4,705,000	4,553,053
3.50%, 04/06/2028(b)	5,166,000	4,870,397
4.75%, 05/25/2047(b)	4,105,000	4,201,407
Exelon Corp., Jr. Unsec. Sub. Notes, 3.50%, 06/01/2022	1,502,000	1,501,587
FirstEnergy Corp., Series B, Sr. Unsec. Global Notes, 3.90%, 07/15/2027	2,414,000	2,388,642
Series C, Sr. Unsec. Global Notes, 4.85%, 07/15/2047	2,034,000	2,146,324

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Corporate Bond Fund

	Principal Amount	Value
Electric Utilities–(continued)
Georgia Power Co., Sr. Unsec. Notes, 2.85%, 05/15/2022	$3,862,000	$3,830,300
Israel Electric Corp. (The) (Israel), REGS, Sr. Sec. Medium-Term Global Notes, 4.25%, 08/14/2028(b)	1,870,000	1,844,306
Kansas City Power & Light Co., Sr. Unsec. Notes, 4.20%, 06/15/2047	6,000,000	6,060,163
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	12,622,000	13,140,263
		51,650,159

Electrical Components & Equipment–0.07%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	592,000	607,540
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	205,000	208,844
5.00%, 10/01/2025(b)	220,000	222,750
		1,039,134

Electronic Equipment & Instruments–0.02%
Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	296,000	295,260

Electronic Manufacturing Services–0.06%
Jabil, Inc., Sr. Unsec. Global Notes, 3.95%, 01/12/2028	1,050,000	1,010,478

Environmental & Facilities Services–0.06%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	238,000	243,355
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	375,000	372,187
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	235,000	236,763
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	78,000	79,365
		931,670

Financial Exchanges & Data–0.88%
Moody’s Corp., Sr. Unsec. Global Bonds, 5.50%, 09/01/2020	1,710,000	1,813,602
Sr. Unsec. Global Notes, 2.75%, 07/15/2019	2,140,000	2,140,395
4.88%, 02/15/2024	6,093,000	6,495,935
5.25%, 07/15/2044	1,665,000	1,917,196
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	495,000	508,266
Nasdaq, Inc., Sr. Unsec. Notes, 3.85%, 06/30/2026	1,135,000	1,125,156
		14,000,550

Food Distributors–0.04%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	623,000	649,477

	Principal Amount	Value
Food Retail–0.30%
Albertsons Cos. LLC/ Safeway Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	$450,000	$416,812
Alimentation Couche-Tard Inc. (Canada), Sr. Unsec. Gtd. Notes, 3.55%, 07/26/2027(b)	3,929,000	3,784,003
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	554,000	551,230
		4,752,045

Forest Products–0.14%
Klabin Finance S.A. (Brazil), Sr. Unsec. Gtd. Notes, 4.88%, 09/19/2027(b)	2,250,000	2,189,250

Gas Utilities–0.28%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	338,000	342,225
5.88%, 08/20/2026	372,000	374,790
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	231,000	219,450
Infraestructura Energética Nova, S.A.B. de C.V. (Mexico), Sr. Unsec. Notes, 3.75%, 01/14/2028(b)	1,598,000	1,522,095
4.88%, 01/14/2048(b)	1,545,000	1,423,331
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	656,000	642,880
		4,524,771

General Merchandise Stores–0.25%
Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	3,803,000	3,962,251

Health Care Distributors–0.44%
AmerisourceBergen Corp., Sr. Unsec. Global Notes, 3.45%, 12/15/2027	3,782,000	3,605,151
4.30%, 12/15/2047	3,717,000	3,498,940
		7,104,091

Health Care Equipment–0.30%
Becton, Dickinson and Co., Sr. Unsec. Notes, 3.70%, 06/06/2027	3,187,000	3,053,656
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	378,000	378,945
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.63%, 11/15/2027	1,267,000	1,240,076
4.88%, 06/01/2026	67,000	66,665
5.25%, 06/15/2024	26,000	26,780
		4,766,122

Health Care Facilities–0.69%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	295,000	306,062

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Corporate Bond Fund

	Principal Amount	Value
Health Care Facilities–(continued)
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	$225,000	$208,688
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	417,000	381,555
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	100,532	65,848
8.00%, 11/15/2019	270,000	252,956
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	250,000	255,625
HCA Healthcare, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	830,000	875,650
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	267,000	283,688
6.50%, 02/15/2020	974,000	1,027,570
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	491,000	505,730
5.50%, 06/15/2047	4,943,000	4,893,570
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	300,000	305,721
5.88%, 02/15/2026	300,000	311,250
LifePoint Health, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2024	254,000	249,238
Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2023	65,000	65,406
Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	64,000	67,840
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	621,000	623,329
8.13%, 04/01/2022	365,000	385,531
		11,065,257

Health Care REITs–0.72%
HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	4,603,000	4,742,231
4.25%, 11/15/2023	2,095,000	2,162,543
Physicians Realty L.P., Sr. Unsec. Gtd. Global Notes, 4.30%, 03/15/2027	1,775,000	1,767,322
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	2,606,000	2,844,894
		11,516,990

Health Care Services–0.50%
AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	242,000	245,025
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	294,000	288,855
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(d)	311,000	311,781
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024(b)	130,000	137,475

	Principal Amount	Value
Health Care Services–(continued)
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 3.00%, 07/15/2023	$2,907,000	$2,808,406
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 3.60%, 09/01/2027	2,900,000	2,821,899
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	281,000	288,376
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	579,000	610,845
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 07/01/2025(b)	137,000	129,465
8.88%, 04/15/2021(b)	61,000	63,592
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	270,000	248,400
		7,954,119

Home Entertainment Software–0.17%
Electronic Arts Inc., Sr. Unsec. Global Notes, 3.70%, 03/01/2021	2,690,000	2,751,447

Home Improvement Retail–0.03%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	546,000	535,080

Homebuilding–0.92%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.75%, 08/01/2025(b)	334,000	334,835
6.88%, 02/15/2021(b)	234,000	238,095
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/2027	54,000	51,435
6.75%, 03/15/2025	372,000	377,580
8.75%, 03/15/2022	250,000	270,625
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	184,000	205,850
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	230,000	232,013
Sr. Unsec. Gtd. Notes, 5.25%, 06/01/2026(b)	129,000	132,225
5.38%, 10/01/2022(b)	433,000	453,567
8.38%, 01/15/2021(b)	48,000	53,784
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	12,008,000	11,497,660
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	246,000	260,760
7.15%, 04/15/2020	160,000	171,600
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	348,000	363,764
		14,643,793

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Corporate Bond Fund

	Principal Amount	Value
Hotel & Resort REITs–0.25%
Hospitality Properties Trust, Sr. Unsec. Notes, 4.95%, 02/15/2027	$1,665,000	$1,698,989
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	2,300,000	2,338,962
		4,037,951

Hotels, Resorts & Cruise Lines–0.27%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	174,000	186,833
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 3.70%, 03/15/2028	4,310,000	4,127,259
		4,314,092

Household Products–0.35%
Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	4,395,873	4,461,811
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	121,000	123,553
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	287,000	302,785
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	410,000	424,350
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	272,000	277,440
		5,589,939

Independent Power Producers & Energy Traders–0.11%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 03/15/2024	275,000	282,219
5.50%, 04/15/2025	780,000	803,400
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	202,000	197,707
Dynegy Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	170,000	179,562
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	184,000	191,360
6.63%, 01/15/2027	105,000	108,938
		1,763,186

Industrial Conglomerates–0.25%
ALFA, S.A.B. de C.V. (Mexico), Sr. Unsec. Notes, 6.88%, 03/25/2044(b)	3,754,000	3,946,392

Industrial Machinery–0.04%
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	317,000	335,227
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	252,000	253,890
		589,117

Integrated Oil & Gas–1.30%
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	307,000	295,948

	Principal Amount	Value
Integrated Oil & Gas–(continued)
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Notes, 5.38%, 03/13/2022(b)	$3,034,000	$3,178,115
6.50%, 03/13/2027(b)	1,952,000	2,086,200
Sr. Unsec. Notes, 5.35%, 02/12/2028(b)	7,318,000	7,226,525
6.35%, 02/12/2048(b)	8,140,000	7,956,850
		20,743,638

Integrated Telecommunication Services–4.85%
AT&T Inc., Sr. Unsec. Global Notes, 3.40%, 05/15/2025	1,812,000	1,747,271
3.90%, 08/14/2027	14,326,000	14,241,190
4.75%, 05/15/2046	2,646,000	2,516,460
5.15%, 03/15/2042	3,670,000	3,722,632
5.15%, 02/14/2050	8,382,000	8,398,279
5.25%, 03/01/2037	2,660,000	2,765,226
5.30%, 08/14/2058	12,903,000	12,974,165
5.70%, 03/01/2057	2,735,000	2,911,906
Sr. Unsec. Notes, 4.45%, 04/01/2024	1,475,000	1,522,231
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	250,000	237,875
Deutsche Telekom International Finance B.V. (Germany), Sr. Unsec. Gtd. Notes, 6.75%, 08/20/2018	905,000	923,062
Frontier Communications Corp., Sr. Unsec. Global Notes, 8.50%, 04/15/2020	508,000	499,745
10.50%, 09/15/2022	280,000	239,750
11.00%, 09/15/2025	306,000	241,358
SFR Group S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	490,000	477,750
Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	400,000	387,620
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	360,000	387,000
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	735,000	777,262
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	57,000	62,700
7.20%, 07/18/2036	186,000	218,550
Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/2021	3,555,000	3,786,957
7.05%, 06/20/2036	2,865,000	3,648,043
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.13%, 08/15/2046	1,524,000	1,363,257
4.52%, 09/15/2048	8,887,000	8,430,242
4.81%, 03/15/2039	2,267,000	2,293,469
5.01%, 08/21/2054	2,693,000	2,683,150
		77,457,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Corporate Bond Fund

	Principal Amount	Value
Internet & Direct Marketing Retail–0.76%
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	$12,732,000	$12,193,631

Internet Software & Services–1.10%
Alibaba Group Holding Ltd. (China), Sr. Unsec. Global Notes, 4.20%, 12/06/2047	2,190,000	2,100,033
4.40%, 12/06/2057	2,190,000	2,089,166
Rackspace Hosting, Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/2024(b)	351,000	366,795
Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 2.99%, 01/19/2023(b)	2,073,000	2,031,944
3.38%, 05/02/2019(b)	3,805,000	3,833,992
3.60%, 01/19/2028(b)	4,305,000	4,186,122
3.93%, 01/19/2038(b)	3,137,000	2,973,221
		17,581,273

Investment Banking & Brokerage–2.40%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	3,205,000	3,488,402
Charles Schwab Corp. (The), Series E, Jr. Unsec. Sub. Global Notes, 4.63%(c)	4,560,000	4,621,119
E*TRADE Financial Corp., Series B, Jr. Unsec. Sub. Global Notes, 5.30%(c)	3,900,000	3,861,000
Goldman Sachs Group, Inc. (The), Sr. Unsec. Medium-Term Notes, 4.80%, 07/08/2044	4,280,000	4,593,717
Unsec. Sub. Global Notes, 6.75%, 10/01/2037	4,675,000	5,932,367
Series L, Jr. Unsec. Sub. Notes, 5.70%(c)	1,725,000	1,772,696
Series P, Jr. Unsec. Sub. Notes, 5.00%(c)	3,255,000	3,174,016
Jefferies Group LLC/Jefferies Group Capital Finance Inc., Sr. Unsec. Global Notes, 4.15%, 01/23/2030	3,874,000	3,685,633
Morgan Stanley, Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/2019	1,345,000	1,402,396
Raymond James Financial, Inc., Sr. Unsec. Global Notes, 4.95%, 07/15/2046	5,353,000	5,827,664
		38,359,010

IT Consulting & Other Services–0.09%
DXC Technology Co., Sr. Unsec. Global Notes, 4.45%, 09/18/2022	1,460,000	1,508,250

Leisure Facilities–0.05%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	330,000	340,313
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	438,000	438,039
		778,352

	Principal Amount	Value
Leisure Products–0.28%
Mattel, Inc., Sr. Unsec. Global Notes, 2.35%, 05/06/2019	$3,716,000	$3,683,485
5.45%, 11/01/2041	135,000	120,150
Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(b)	556,000	567,120
Sr. Unsec. Notes, 6.20%, 10/01/2040	75,000	70,125
		4,440,880

Life & Health Insurance–2.07%
American Equity Investment Life Holding Co., Sr. Unsec. Global Notes, 5.00%, 06/15/2027	3,375,000	3,439,944
Athene Holding Ltd., Sr. Unsec. Notes, 4.13%, 01/12/2028	6,780,000	6,537,126
Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 4.00%(b)(c)	3,060,000	2,949,075
MetLife, Inc., Sr. Unsec. Global Notes, 4.13%, 08/13/2042	2,400,000	2,385,572
Series C, Jr. Unsec. Sub. Global Notes, 5.25%(c)	3,990,000	4,102,917
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	6,960,000	7,369,408
Pacific Life Insurance Co., Unsec. Sub. Notes, 4.30%, 10/24/2067(b)	2,855,000	2,672,994
Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 8.88%, 06/15/2068	1,690,000	1,711,125
Sr. Unsec. Notes, 3.91%, 12/07/2047(b)	2,001,000	1,905,386
		33,073,547

Managed Health Care–0.31%
Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	183,000	182,428
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	1,860,000	1,928,746
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	205,000	197,313
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	2,134,000	2,165,373
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	455,000	461,652
		4,935,512

Marine–0.13%
Hidrovias International Finance S.a.r.l. (Brazil), Sr. Unsec. Gtd. Notes, | 5.95%, 01/24/2025(b)	2,032,000	2,040,636

Metal & Glass Containers–0.09%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. (Ireland), Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	200,000	205,500
7.25%, 05/15/2024(b)	200,000	215,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Corporate Bond Fund

	Principal Amount	Value
Metal & Glass Containers–(continued)
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	$520,000	$547,950
Berry Global, Inc., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	155,000	161,975
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	243,000	249,986
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	89,000	86,330
		1,466,741

Movies & Entertainment–0.49%
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	520,000	507,650
Lions Gate Entertainment Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	273,000	286,541
Time Warner Cable, Inc., Sr. Sec. Gtd. First Lien Global Deb., 6.75%, 07/01/2018	3,365,000	3,410,236
Time Warner, Inc., Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	3,360,000	3,589,918
		7,794,345

Multi-Line Insurance–0.78%
American Financial Group, Inc., Sr. Unsec. Notes, 3.50%, 08/15/2026	1,366,000	1,321,939
American International Group, Inc., Sr. Unsec. Global Notes, 3.90%, 04/01/2026	2,560,000	2,551,514
4.50%, 07/16/2044	2,260,000	2,253,370
Massachusetts Mutual Life Insurance Co., Unsec. Sub. Notes, 4.90%, 04/01/2077(b)	1,125,000	1,163,689
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	3,210,000	3,411,652
XLIT Ltd. (Bermuda), Unsec. Gtd. Sub. Bonds, 5.50%, 03/31/2045	1,670,000	1,766,526
		12,468,690

Multi-Utilities–0.28%
Sempra Energy, Sr. Unsec. Global Notes, 2.90%, 02/01/2023	1,891,000	1,859,515
3.80%, 02/01/2038	2,810,000	2,671,303
		4,530,818

Office REITs–0.28%
Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	2,640,000	2,608,760
Hudson Pacific Properties, LP, Sr. Unsec. Gtd. Notes, 3.95%, 11/01/2027	1,957,000	1,875,589
		4,484,349

	Principal Amount	Value
Office Services & Supplies–0.37%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 3.63%, 10/01/2021	$4,150,000	$3,978,812
4.70%, 04/01/2023	1,971,000	1,855,204
		5,834,016

Oil & Gas Drilling–0.09%
Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	15,000	12,300
7.75%, 02/01/2026	499,000	473,426
Noble Holding International Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	265,000	242,475
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	352,000	337,040
6.50%, 12/15/2021	94,000	96,115
7.75%, 12/15/2023	55,000	58,300
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	305,000	276,788
		1,496,444

Oil & Gas Equipment & Services–0.26%
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	145,000	146,088
Baker Hughes, a GE Co., LLC/Baker Hughes Co-Obligor, Inc., Sr. Unsec. Global Notes, 3.34%, 12/15/2027	3,477,000	3,323,461
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	302,000	308,417
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	309,000	236,385
8.25%, 06/15/2023	105,000	102,113
		4,116,464

Oil & Gas Exploration & Production–1.26%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	424,000	436,720
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	291,000	231,345
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	323,000	331,075
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	6,597,000	6,759,234
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	465,000	453,375
5.00%, 09/15/2022	5,454,000	5,549,445
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	245,000	189,875
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	253,000	261,855

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Corporate Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	$293,000	$289,338
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	413,000	436,748
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	658,000	674,861
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	552,000	572,700
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	136,000	135,660
5.63%, 03/01/2026	132,000	130,350
Sr. Unsec. Notes, 6.88%, 03/01/2021	360,000	385,200
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	409,000	393,918
5.88%, 07/01/2022	267,000	272,340
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 01/15/2025	435,000	440,437
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	100,000	101,500
6.75%, 09/15/2026	275,000	277,750
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	418,000	393,965
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	537,000	544,384
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	528,000	542,520
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	341,000	342,705
		20,147,300

Oil & Gas Refining & Marketing–0.02%
Sunoco LP/Sunoco Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2023(b)	255,000	253,725

Oil & Gas Storage & Transportation–14.05%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), Sr. Sec. Notes, 3.65%, 11/02/2029(b)	3,297,000	3,148,839
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	760,000	817,950
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	509,000	522,998
Enbridge Inc. (Canada), Sr. Unsec. Global Notes, 3.70%, 07/15/2027	2,368,000	2,291,574
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	668,000	709,750

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Notes, 6.25%(c)	$17,275,000	$16,782,663
Series B, Jr. Unsec. Sub. Global Notes, 6.63%(c)	8,078,000	7,780,124
Energy Transfer, L.P., Sr. Unsec. Global Notes, 4.65%, 06/01/2021	1,257,000	1,301,446
Sr. Unsec. Notes, 4.20%, 04/15/2027	1,689,000	1,645,154
4.75%, 01/15/2026	3,551,000	3,612,400
4.90%, 03/15/2035	8,695,000	8,310,716
5.15%, 03/15/2045	3,110,000	2,942,267
5.30%, 04/15/2047	3,569,000	3,447,214
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Notes, 4.25%, 02/15/2048	1,984,000	1,901,044
Series A, Jr. Unsec. Gtd. Sub. Variable Rate Notes, 5.48% (3 mo. USD LIBOR + 3.71%), 08/01/2066(e)	6,005,000	6,036,646
Series D, Jr. Unsec. Gtd. Sub. Deb., 4.88%, 08/16/2077	11,624,000	11,478,700
Sr. Unsec. Gtd. Global Notes, 6.88%, 03/01/2033	2,660,000	3,346,168
EQT Midstream Partners L.P., Sr. Unsec. Notes, 4.00%, 08/01/2024	3,270,000	3,198,652
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	154,000	159,005
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes, 4.25%, 09/01/2024	1,690,000	1,712,682
4.30%, 05/01/2024	2,133,000	2,172,059
Kinder Morgan, Inc., Sr. Unsec. Gtd. Medium-Term Global Notes, 7.75%, 01/15/2032	15,828,000	20,214,246
7.80%, 08/01/2031	9,500,000	12,075,527
MPLX LP, Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	10,840,000	11,209,800
Sr. Unsec. Global Notes, 4.00%, 03/15/2028	1,246,000	1,227,104
4.70%, 04/15/2048	4,305,000	4,161,383
4.90%, 04/15/2058	1,538,000	1,485,889
5.50%, 02/15/2023	14,229,000	14,599,482
NGPL PipeCo. LLC, Sr. Unsec. Bonds, 4.88%, 08/15/2027(b)	1,858,000	1,881,225
Sr. Unsec. Notes, 4.38%, 08/15/2022(b)	1,085,000	1,086,356
ONEOK Partners, L.P., Sr. Unsec. Gtd. Global Notes, 3.38%, 10/01/2022	4,373,000	4,358,721
ONEOK, Inc., Sr. Unsec. Gtd. Global Notes, 4.95%, 07/13/2047	4,409,000	4,490,239
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)	13,969,000	13,759,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Corporate Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 4.20%, 03/15/2028	$7,077,000	$6,943,441
5.00%, 03/15/2027	2,043,000	2,123,538
5.63%, 04/15/2023	2,000,000	2,145,209
5.63%, 03/01/2025	528,000	568,782
5.75%, 05/15/2024	10,000,000	10,814,383
SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	315,000	312,638
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	278,000	278,000
5.25%, 05/01/2023	5,573,000	5,667,072
Western Gas Partners, LP, Sr. Unsec. Global Notes, 4.00%, 07/01/2022	2,910,000	2,928,137
Sr. Unsec. Notes, 5.30%, 03/01/2048	2,668,000	2,677,181
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	533,000	539,663
Sr. Unsec. Notes, 7.88%, 09/01/2021	186,000	209,250
Williams Partners L.P., Sr. Unsec. Global Notes, 3.60%, 03/15/2022	3,670,000	3,684,309
5.10%, 09/15/2045	4,850,000	5,034,771
Sr. Unsec. Notes, 4.13%, 11/15/2020	6,441,000	6,594,997
		224,388,859

Other Diversified Financial Services–0.91%
Football Trust V, Sec. Pass Through Ctfs., 5.35%, 10/05/2020(b)	1,350,000	1,417,319
ILFC E-Capital Trust II, Jr. Unsec. Gtd. Sub. Variable Rate Notes, 4.62% (30 yr. U.S. Treasury Yield Curve Rate + 1.80%), 12/21/2065(b)(e)	1,975,000	1,950,312
Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/15/2021(b)	205,000	213,969
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	299,000	303,485
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 3.00%, 07/15/2022(b)	3,147,000	3,078,545
SPARC EM SPC Panama Metro Line 2 S.P. (Cayman Islands), Sr. Sec. Gtd. Notes, 0.00%, 12/05/2022(b)(f)	1,146,000	1,047,158
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	2,311,000	2,427,937
Voya Financial, Inc., Jr. Unsec. Gtd. Sub. Global Notes, 5.65%, 05/15/2053	3,995,000	4,124,837
		14,563,562

	Principal Amount	Value
Packaged Foods & Meats–0.31%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	$228,000	$220,020
JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	405,000	403,987
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Global Notes, 4.38%, 06/01/2046	1,273,000	1,160,934
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	249,000	251,490
Minerva Luxembourg S.A. (Brazil), Sr. Unsec. Gtd. Notes, 5.88%, 01/19/2028(b)	2,547,000	2,391,251
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	580,000	593,050
		5,020,732

Paper Packaging–0.04%
Graphic Packaging International LLC, Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	315,000	325,237
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	340,000	347,650
		672,887

Paper Products–0.02%
Mercer International Inc. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/2024	122,000	128,100
7.75%, 12/01/2022	35,000	37,056
Sr. Unsec. Notes, 5.50%, 01/15/2026(b)	109,000	108,728
		273,884

Pharmaceuticals–0.12%
Catalent Pharma Solutions, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2026(b)	72,000	71,460
Endo DAC/Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	151,000
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	300,000	287,521
Valeant Pharmaceuticals International, Inc., Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	220,000	218,488
Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(b)	620,000	590,550
5.88%, 05/15/2023(b)	120,000	107,100
6.13%, 04/15/2025(b)	235,000	206,947
7.25%, 07/15/2022(b)	265,000	258,706
		1,891,772

Property & Casualty Insurance–0.48%
Allstate Corp. (The), Sr. Unsec. Notes, 4.20%, 12/15/2046	1,505,000	1,533,740
Arch Capital Finance LLC, Sr. Unsec. Gtd. Notes, 5.03%, 12/15/2046	1,700,000	1,867,367

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Corporate Bond Fund

	Principal Amount	Value
Property & Casualty Insurance–(continued)
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/07/2087(b)	$2,105,000	$2,620,725
Sr. Unsec. Gtd. Notes, 4.25%, 06/15/2023(b)	5,000	5,151
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/2019	1,585,000	1,686,592
		7,713,575

Publishing–0.26%
Meredith Corp., Sr. Unsec. Notes, 6.88%, 02/01/2026(b)	3,973,000	4,107,089

Railroads–0.63%
CSX Corp., Sr. Unsec. Global Notes, 4.30%, 03/01/2048	4,932,000	4,891,646
4.65%, 03/01/2068	4,745,000	4,668,891
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	545,000	565,438
		10,125,975

Regional Banks–1.19%
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	345,000	356,644
5.00%, 08/01/2023	415,000	428,488
Citizens Financial Group, Inc., Jr. Unsec. Sub. Global Bonds, 5.50%(c)	1,100,000	1,131,900
Sr. Unsec. Global Notes, 2.38%, 07/28/2021	5,719,000	5,583,480
Fifth Third Bancorp, Unsec. Sub. Notes, 4.30%, 01/16/2024	2,730,000	2,825,401
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	1,300,000	1,475,869
Huntington Bancshares, Inc., Series E, Jr. Sub. Global Notes, 5.70%(c)	3,300,000	3,330,937
M&T Bank Corp., Series F, Jr. Unsec. Sub. Global Notes, 5.13%(c)	1,366,000	1,393,661
Synovus Financial Corp., Sr. Unsec. Global Notes, 3.13%, 11/01/2022	2,457,000	2,403,364
		18,929,744

Reinsurance–0.09%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	1,316,000	1,379,737

Residential REITs–0.23%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	3,600,000	3,631,053

Restaurants–0.95%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	6,355,000	6,223,928
Sr. Sec. Gtd. First Lien Notes, 4.63%, 01/15/2022(b)	2,893,000	2,918,314

	Principal Amount	Value
Restaurants–(continued)
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	$266,000	$268,660
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	391,000	410,550
Darden Restaurants, Inc., Sr. Unsec. Global Notes, 4.55%, 02/15/2048	1,238,000	1,229,112
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	4,012,000	4,022,030
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	144,000	141,120
		15,213,714

Retail REITs–0.07%
Brixmor Operating Partnership LP, Sr. Unsec. Global Notes, 3.25%, 09/15/2023	1,109,000	1,075,042

Semiconductor Equipment–0.01%
Entegris Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/10/2026(b)	161,000	158,988

Semiconductors–2.08%
Analog Devices, Inc., Sr. Unsec. Global Notes, 3.13%, 12/05/2023	2,420,000	2,388,686
Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Global Notes, 3.00%, 01/15/2022	8,835,000	8,653,568
3.50%, 01/15/2028	6,751,000	6,245,933
3.88%, 01/15/2027	5,965,000	5,731,643
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	368,000	383,640
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 3.88%, 09/01/2022(b)	7,160,000	7,195,800
4.63%, 06/01/2023(b)	200,000	206,560
5.75%, 03/15/2023(b)	2,379,000	2,454,890
		33,260,720

Sovereign Debt–2.36%
Argentine Republic Government International Bond (Argentina), Sr. Unsec. Global Bonds, 6.25%, 04/22/2019	4,440,000	4,575,420
Sr. Unsec. Global Notes, 4.63%, 01/11/2023	9,942,000	9,546,905
5.88%, 01/11/2028	6,625,000	6,203,485
Banque Ouest Africaine de Développement (Supranational), Sr. Unsec. Notes, 5.00%, 07/27/2027(b)	8,000,000	8,091,000
Jamaica Government International Bond (Jamaica), Sr. Unsec. Global Notes, 7.88%, 07/28/2045	1,920,000	2,337,600
Nigeria Government International Bond (Nigeria), Sr. Unsec. Notes, 7.14%, 02/23/2030(b)	907,000	933,076

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Corporate Bond Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Oman Government International Bond (Oman), Sr. Unsec. Notes, 4.13%, 01/17/2023(b)	$3,620,000	$3,513,677
5.63%, 01/17/2028(b)	2,498,000	2,490,231
		37,691,394

Specialized Consumer Services–0.05%
ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	315,000	311,062
Sr. Unsec. Notes, 7.45%, 08/15/2027	522,000	566,370
		877,432

Specialized Finance–3.24%
AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	21,185,000	23,091,650
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.50%, 05/26/2022	1,798,000	1,793,307
4.63%, 10/30/2020	540,000	558,286
5.00%, 10/01/2021	890,000	933,415
Air Lease Corp., Sr. Unsec. Global Notes, 3.00%, 09/15/2023	1,965,000	1,913,759
3.38%, 06/01/2021	3,865,000	3,893,727
3.63%, 12/01/2027	2,770,000	2,640,754
3.88%, 04/01/2021	3,960,000	4,035,333
Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/2020	95,000	102,481
Sr. Unsec. Notes, 5.00%, 04/01/2023	714,000	738,019
Aviation Capital Group LLC, Sr. Unsec. Notes, 3.50%, 11/01/2027(b)	8,620,000	8,150,003
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 04/01/2019	3,800,000	3,924,582
		51,775,316

Specialized REITs–0.93%
Crown Castle International Corp., Sr. Unsec. Global Bonds, 3.80%, 02/15/2028	4,343,000	4,202,244
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	5,750,000	5,950,823
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	699,000	733,950
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	306,000	317,093
Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	243,000	253,631
Sr. Unsec. Sub. Gtd. Global Notes, 5.75%, 08/15/2024	113,000	113,000

	Principal Amount	Value
Specialized REITs–(continued)
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	$300,000	$297,000
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	508,000	508,000
Regency Centers, L.P., Sr. Unsec. Gtd. Notes, 4.13%, 03/15/2028	1,980,000	1,980,148
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	542,000	536,580
		14,892,469

Specialty Chemicals–0.17%
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	255,000	261,375
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	306,000	308,295
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	350,000	384,563
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	371,000	416,447
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	507,000	505,099
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	388,000	393,820
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	260,000	275,275
Sr. Unsec. Gtd. Notes, 5.75%, 12/15/2025(b)	56,000	56,980
Venator Finance S.a.r.l./Venator Materials Corp., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/2025(b)	128,000	130,880
		2,732,734

Steel–0.13%
Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/2025(b)	449,000	437,494
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 12/15/2026	87,000	88,958
5.13%, 10/01/2021	905,000	918,575
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	552,000	582,360
		2,027,387

Systems Software–0.13%
Microsoft Corp., Sr. Unsec. Global Notes, 4.25%, 02/06/2047	1,868,000	1,997,781

Technology Distributors–0.16%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	2,250,000	2,270,566
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	271,000	274,726
		2,545,292

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Corporate Bond Fund

	Principal Amount	Value
Technology Hardware, Storage & Peripherals–0.93%
Apple Inc., Sr. Unsec. Global Notes, 4.25%, 02/09/2047	$1,435,000	$1,482,573
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 6.02%, 06/15/2026(b)	6,007,000	6,436,630
8.35%, 07/15/2046(b)	4,544,000	5,766,906
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	725,000	783,168
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	342,000	362,092
		14,831,369

Thrifts & Mortgage Finance–0.10%
Nationwide Building Society (United Kingdom), Unsec. Sub. Notes, 4.13%, 10/18/2032(b)	1,585,000	1,530,130

Tobacco–1.07%
BAT Capital Corp. (United Kingdom), Sr. Unsec. Gtd. Notes, 2.76%, 08/15/2022(b)	4,382,000	4,261,455
3.22%, 08/15/2024(b)	2,862,000	2,760,790
3.56%, 08/15/2027(b)	4,140,000	3,965,455
Philip Morris International Inc., Sr. Unsec. Global Notes, 2.50%, 11/02/2022	6,289,000	6,092,374
		17,080,074

Trading Companies & Distributors–0.13%
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	494,000	502,645
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 09/01/2025(b)	601,000	616,025
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	382,000	418,175
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	248,000	256,370
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	160,000	164,160
5.88%, 09/15/2026	75,000	79,069
		2,036,444

Trucking–0.28%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	169,000	163,719
DAE Funding LLC (United Arab Emirates), Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2020(b)	2,872,000	2,828,920
4.50%, 08/01/2022(b)	1,483,000	1,442,217
		4,434,856

Wireless Telecommunication Services–2.05%
América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	1,955,000	1,977,998
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	2,320,000	2,825,277

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Notes, 5.35%, 05/20/2024(b)	$745,000	$783,486
CB Escrow Corp., Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	53,000	52,073
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/2020(b)	283,000	265,666
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/2043	1,565,000	1,591,981
5.00%, 03/15/2044	4,835,000	5,312,013
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	182,000	192,714
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	558,000	583,808
7.63%, 02/15/2025	250,000	250,625
7.88%, 09/15/2023	1,210,000	1,255,375
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, Sr. Sec. Gtd. First Lien Asset-Backed Notes, 3.36%, 03/20/2023(b)	17,625,938	17,714,067
		32,805,083
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,447,568,110)		1,459,291,226

U.S. Treasury Securities–2.83%
U.S. Treasury Bills–0.06%
0.00%, 07/26/2018(g)(h)	125,000	124,103
1.59%, 07/26/2018(g)(h)	830,000	824,045
		948,148

U.S. Treasury Notes–2.38%
2.63%, 02/28/2023	20,602,100	20,581,578
2.75%, 02/28/2025	10,027,800	9,998,031
2.75%, 02/15/2028	7,516,700	7,441,680
		38,021,289

U.S. Treasury Bonds–0.39%
2.75%, 11/15/2047	6,648,800	6,161,308
Total U.S. Treasury Securities (Cost $45,157,266)		45,130,745

	Shares
Preferred Stocks–2.59%
Diversified Banks–1.34%
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	16,722	21,320,550

Investment Banking & Brokerage–0.94%
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	122,000	3,229,340
Morgan Stanley, Series E, 7.13% Pfd.	265,000	7,597,550
Morgan Stanley, Series F, 6.88% Pfd.	150,000	4,230,000
		15,056,890

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Corporate Bond Fund

	Shares	Value
Regional Banks–0.21%
CIT Group Inc., Series A, 5.80% Pfd.	75,000	$75,938
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	95,000	2,633,400
SunTrust Banks, Inc., Series G, 5.05% Pfd.	641,000	641,801
		3,351,139

Reinsurance–0.10%
Reinsurance Group of America, Inc., 6.20% Pfd.	56,000	1,560,160
Total Preferred Stocks (Cost $39,340,714)		41,288,739

	Principal Amount
Asset-Backed Securities–0.72%
DB Master Finance LLC, Series 2015-1A, Class A2II, Pass Through Ctfs., 3.98%, 02/20/2045(b)	$1,430,750	1,442,139
Series 2017-1A, Class A2I, Pass Through Ctfs., 3.63%, 11/20/2047(b)	5,187,000	5,155,619
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, Variable Rate Pass Through Ctfs., 3.74%, 12/25/2034(i)	431,235	440,230
Wendys Funding LLC, Series 2018-1A, Class A2II, Pass Through Ctfs., 3.88%, 03/15/2048(b)	4,550,000	4,525,111
Total Asset-Backed Securities (Cost $11,599,958)		11,563,099

Variable Rate Senior Loan Interests–0.63%(j)
Cable & Satellite–0.19%
CSC Holdings, LLC, Term Loan, —, 01/25/2026(k)	3,000,000	3,007,500

Food Retail–0.44%
Albertson’s LLC, Term Loan B-4, 4.40% (1 mo. USD LIBOR + 2.75%), 08/25/2021	7,143,369	7,060,506
Total Variable Rate Senior Loan Interests (Cost $9,886,648)		10,068,006

Municipal Obligations–0.17%
Florida Development Finance Corp. (Palm Bay Academy Inc.); Series 2017, Secondary Sub. Lien Taxable RB, 0.00%, 05/15/2037(b)(f)	360,000	3,600
Sub. Lien Taxable RB, 9.00%, 05/15/2037(b)(l)	350,000	230,730
Series 2017 B, Taxable Sr. Lien RB, 9.00%, 05/15/2024(b)	735,000	720,925

	Principal Amount		Value
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057		$1,485,000	$1,823,461
Total Municipal Obligations (Cost $2,518,591)			2,778,716

Non-U.S. Dollar Denominated Bonds & Notes–0.04%(m)
Food Retail–0.02%
Iceland Bondco PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 4.63%, 03/15/2025(b)	GBP	200,000	255,593

Health Care Services–0.02%
Synlab Unsecured Bondco PLC (United Kingdom), REGS, Sr. Unsec. Gtd. Euro Bonds, 8.25%, 07/01/2023(b)	EUR	250,000	328,011
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $545,767)			583,604

	Shares

Common Stocks & Other Equity Interests–0.00%
Broadcasting–0.00%
Adelphia Recovery Trust–Series ACC-1(n)		859,558	430

Diversified Support Services–0.00%
ACC Claims Holdings, LLC(o)		727,470	2,182
Total Common Stocks & Other Equity Interests (Cost $218,117)			2,612

Money Market Funds–1.03%
Invesco Government & Agency Portfolio–Institutional Class, 1.30%(p)		5,727,052	5,727,052
Invesco Liquid Assets Portfolio–Institutional Class, 1.55%(p)		4,090,194	4,090,603
Invesco Treasury Portfolio–Institutional Class, 1.29%(p)		6,545,203	6,545,203
Total Money Market Funds (Cost $16,362,858)			16,362,858
TOTAL INVESTMENTS IN SECURITIES–99.39% (Cost $1,573,198,029)			1,587,069,605
OTHER ASSETS LESS LIABILITIES–0.61%			9,807,040
NET ASSETS–100.00%			$1,596,876,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Corporate Bond Fund

Investment Abbreviations:

CAB	–Capital Appreciation Bonds
Conv.	–Convertible
Ctfs.	–Certificates
Deb.	–Debentures
EUR	–Euro
GBP	–British Pound
Gtd.	–Guaranteed

Jr.	–Junior
LIBOR	–London Interbank Offered Rate
Pfd.	–Preferred
PIK	–Pay-in-Kind
RB	–Revenue Bonds
REGS	–Regulation S
REIT	–Real Estate Investment Trust

Sec.	–Secured
Sr.	–Senior
Sub.	–Subordinated
Unsec.	–Unsecured
USD	–U.S. Dollar

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2018 was $431,009,639, which represented 26.99% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2018.
(f)	Zero coupon bond issued at a discount.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(i)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect February 28, 2018.
(j)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act, and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(k)	This variable rate interest will settle after February 28, 2018, at which time the interest rate will be determined.
(l)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(m)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(n)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(o)	Non-income producing security.
(p)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2018.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	200	June-2018	$42,493,750	$8,947	$8,947
U.S. Treasury 5 Year Notes	595	June-2018	67,788,164	2,053	2,053
U.S. Treasury 30 Year Notes	445	June-2018	63,829,688	579,635	579,635
Subtotal — Long				590,635	590,635
Short Futures Contracts
U.S. Treasury 10 Year Notes	599	June-2018	(71,908,078)	73,449	73,449
U.S. Treasury 10 Year Ultra Bonds	275	June-2018	(35,217,188)	(17,842)	(17,842)
U.S. Treasury Ultra Bonds	79	June-2018	(12,314,125)	(57,586)	(57,586)
Subtotal — Short				(1,979)	(1,979)
Total Futures Contracts — Interest Rate Risk				$588,656	$588,656

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation
		Deliver		Receive
05/31/2018	Barclays Bank PLC	GBP	153,075	USD	214,070	$2,478
05/31/2018	Goldman Sachs International	EUR	317,182	USD	393,535	3,819
Total Forward Foreign Currency Contracts — Currency Risk						$6,297

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Corporate Bond Fund

Statement of Assets and Liabilities

February 28, 2018

Assets:
Investments in securities, at value (Cost $1,556,835,171)	$1,570,706,747
Investments in affiliated money market funds, at value and cost	16,362,858
Other investments:
Variation margin receivable — futures contracts	34,566
Unrealized appreciation on forward foreign currency contracts outstanding	6,297
Cash	1,404
Foreign currencies, at value (Cost $134,836)	135,521
Receivable for:
Investments sold	20,550,670
Fund shares sold	3,546,486
Dividends and interest	17,081,316
Investment for trustee deferred compensation and retirement plans	232,415
Other assets	62,058
Total assets	1,628,720,338

Liabilities:
Payable for:
Investments purchased	27,769,320
Dividends	635,441
Fund shares reacquired	2,312,859
Accrued fees to affiliates	628,417
Accrued trustees’ and officers’ fees and benefits	6,121
Accrued other operating expenses	234,349
Trustee deferred compensation and retirement plans	257,186
Total liabilities	31,843,693
Net assets applicable to shares outstanding	$1,596,876,645

Net assets consist of:
Shares of beneficial interest	$1,582,340,775
Undistributed net investment income	556,883
Undistributed net realized gain (loss)	(488,316)
Net unrealized appreciation	14,467,303
$1,596,876,645

Net Assets:
Class A	$1,001,172,892
Class C	$82,939,240
Class R	$7,195,875
Class Y	$87,895,397
Class R5	$3,829,181
Class R6	$413,844,060

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	139,010,122
Class C	11,427,641
Class R	998,139
Class Y	12,175,393
Class R5	531,074
Class R6	57,347,170
Class A:
Net asset value per share	$7.20
Maximum offering price per share
(Net asset value of $7.20 ÷ 95.75%)	$7.52
Class C:
Net asset value and offering price per share	$7.26
Class R:
Net asset value and offering price per share	$7.21
Class Y:
Net asset value and offering price per share	$7.22
Class R5:
Net asset value and offering price per share	$7.21
Class R6:
Net asset value and offering price per share	$7.22

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Corporate Bond Fund

Statement of Operations

For the year ended February 28, 2018

Investment income:
Interest (net of foreign withholding taxes of $130)	$64,147,374
Dividends	1,443,551
Dividends from affiliated money market funds	318,364
Total investment income	65,909,289

Expenses:
Advisory fees	5,247,283
Administrative services fees	371,650
Custodian fees	57,235
Distribution fees:
Class A	2,469,995
Class B	17,150
Class C	829,819
Class R	34,367
Transfer agent fees — A, B, C, R and Y	2,202,940
Transfer agent fees — R5	4,667
Transfer agent fees — R6	27,927
Trustees’ and officers’ fees and benefits	41,223
Registration and filing fees	203,138
Reports to shareholders	324,185
Professional services fees	89,245
Other	58,221
Total expenses	11,979,045
Less: Fees waived and expense offset arrangement(s)	(53,922)
Net expenses	11,925,123
Net investment income	53,984,166

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	18,323,887
Foreign currencies	(55,382)
Forward foreign currency contracts	(61,801)
Futures contracts	(5,187,551)
Swap agreements	(1,446,590)
11,572,563
Change in net unrealized appreciation (depreciation) of:
Investment securities	(29,393,669)
Foreign currencies	1,129
Forward foreign currency contracts	8,280
Futures contracts	618,055
Swap agreements	82,111
(28,684,094)
Net realized and unrealized gain (loss)	(17,111,531)
Net increase in net assets resulting from operations	$36,872,635

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Corporate Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2018 and 2017

	2018	2017
Operations:
Net investment income	$53,984,166	$42,081,607
Net realized gain	11,572,563	10,070,949
Change in net unrealized appreciation (depreciation)	(28,684,094)	52,545,805
Net increase in net assets resulting from operations	36,872,635	104,698,361

Distributions to shareholders from net investment income:
Class A	(35,768,007)	(34,097,258)
Class B	(244,471)	(504,264)
Class C	(2,419,236)	(2,159,190)
Class R	(231,162)	(236,473)
Class Y	(6,809,241)	(3,504,940)
Class R5	(183,065)	(188,985)
Class R6	(8,753,599)	(1,061,017)
Total distributions from net investment income	(54,408,781)	(41,752,127)

Distributions to shareholders from net realized gains:
Class A	(5,657,519)	—
Class B	(31,795)	—
Class C	(472,765)	—
Class R	(39,982)	—
Class Y	(483,346)	—
Class R5	(19,774)	—
Class R6	(2,070,763)	—
Total distributions from net realized gains	(8,775,944)	—

Share transactions–net:
Class A	68,271,810	20,991,176
Class B	(10,383,557)	(6,991,110)
Class C	(986,649)	11,827,449
Class R	572,782	(534,321)
Class Y	(151,061,996)	207,305,063
Class R5	(1,374,846)	400,280
Class R6	397,769,169	5,249,500
Net increase in net assets resulting from share transactions	302,806,713	238,248,037
Net increase in net assets	276,494,623	301,194,271

Net assets:
Beginning of year	1,320,382,022	1,019,187,751
End of year (includes undistributed net investment income of $556,883 and $1,593,452, respectively)	$1,596,876,645	$1,320,382,022

Notes to Financial Statements

February 28, 2018

NOTE 1—Significant Accounting Policies

Invesco Corporate Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s primary investment objective is to seek to provide current income and preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances

31                         Invesco Corporate Bond Fund

load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

32                         Invesco Corporate Bond Fund

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

33                         Invesco Corporate Bond Fund

unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would

34                         Invesco Corporate Bond Fund

pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

M.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.42%
Next $750 million	0.35%
Over $1.25 billion	0.22%

For the year ended February 28, 2018, the effective advisory fees incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into

35                         Invesco Corporate Bond Fund

account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2018, the Adviser waived advisory fees of $38,279.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets and 0.50% of Class R average daily net assets. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of average daily net assets of Class B shares. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2018, IDI advised the Fund that IDI retained $224,593 in front-end sales commissions from the sale of Class A shares and $33,466, $2 and $4,438 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

36                         Invesco Corporate Bond Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended February 28, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$1,459,291,226	$—	$1,459,291,226
U.S. Treasury Securities	—	45,130,745	—	45,130,745
Preferred Stocks	41,288,739	—	—	41,288,739
Asset-Backed Securities	—	11,563,099	—	11,563,099
Variable Rate Senior Loan Interests	—	10,068,006	—	10,068,006
Municipal Obligations	—	2,778,716	—	2,778,716
Non-U.S. Dollar Denominated Bonds & Notes	—	583,604	—	583,604
Common Stocks & Other Equity Interests	—	2,612	—	2,612
Money Market Funds	16,362,858	—	—	16,362,858
Total Investments in Securities	57,651,597	1,529,418,008	—	1,587,069,605
Other Investments - Assets*
Forward Foreign Currency Contracts	—	6,297	—	6,297
Futures Contracts	664,084	—	—	664,084
	664,084	6,297	—	670,381
Other Investments - Liabilities*
Futures Contracts	(75,428)	—	—	(75,428)
Total Other Investments	588,656	6,297	—	594,953
Total Investments	$58,240,253	$1,529,424,305	$—	$1,587,664,558

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2018:

Derivative Assets	Value
	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$664,084	$664,084
Unrealized appreciation on forward foreign currency contracts outstanding	6,297	—	6,297
Total Derivative Assets	6,297	664,084	670,381
Derivatives not subject to master netting agreements	—	(664,084)	(664,084)
Total Derivative Assets subject to master netting agreements	$6,297	$—	$6,297

Derivative Liabilities	Value
	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$(75,428)	$(75,428)
Derivatives not subject to master netting agreements	—	75,428	75,428
Total Derivative Liabilities subject to master netting agreements	$—	$—	$—

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

37                         Invesco Corporate Bond Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2018.

	Financial Derivative Assets	Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$2,478	$—	$—	$2,478
Goldman Sachs International	3,819	—	—	3,819
Total	$6,297	$—	$—	$6,297

Effect of Derivative Investments for the year ended February 28, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$(61,801)	$—	$(61,801)
Futures contracts	—	—	(5,187,551)	(5,187,551)
Swap agreements	(1,446,590)	—	—	(1,446,590)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	—	8,280	—	8,280
Futures contracts	—	—	618,055	618,055
Swap agreements	82,111	—	—	82,111
Total	$(1,364,479)	$(53,521)	$(4,569,496)	$(5,987,496)

The table below summarizes the twelve month average notional value of forward foreign currency contracts and futures contracts and the eight months average notional value of swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$4,503,461	$204,828,428	$34,068,156

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $15,643.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

38                         Invesco Corporate Bond Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2018 and 2017:

	2018	2017
Ordinary income	$55,508,406	$41,752,17
Long-term capital gain	7,676,319	—
Total distributions	$63,184,725	$41,752,127

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$2,894,155
Undistributed long-term gain	377,231
Net unrealized appreciation — investments	11,487,035
Net unrealized appreciation — foreign currencies	774
Temporary book/tax differences	(223,325)
Shares of beneficial interest	1,582,340,775
Total net assets	$1,596,876,645

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to futures, wash sales and bond amortization of premium.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2018.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2018 was $1,566,040,316 and $1,226,256,187, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $1,338,521,757 and $1,378,240,200, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$32,269,282
Aggregate unrealized (depreciation) of investments	(20,782,247)
Net unrealized appreciation of investments	$11,487,035

Cost of investments for tax purposes is $1,576,177,523.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premiums, short-term capital gains overdistribution and swap income, on February 28, 2018, undistributed net investment income was decreased by $611,954, undistributed net realized gain (loss) was increased by $525,153 and shares of beneficial interest was increased by $86,801. This reclassification had no effect on the net assets of the Fund.

39                         Invesco Corporate Bond Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended February 28,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	32,283,769	$238,122,151	32,765,846	$237,694,323
Class B(b)	31,949	236,331	89,843	653,410
Class C	3,762,427	27,999,477	5,039,470	36,826,847
Class R	485,037	3,590,794	346,738	2,524,891
Class Y	24,225,561	178,981,634	34,006,288	248,804,722
Class R5	172,268	1,269,012	80,467	579,999
Class R6	56,147,256	418,440,565	643,218	4,662,323

Issued as reinvestment of dividends:
Class A	4,986,666	36,836,323	4,024,397	29,304,575
Class B(b)	31,229	231,583	60,635	441,981
Class C	344,515	2,564,536	257,878	1,890,304
Class R	36,392	269,098	32,267	235,008
Class Y	723,573	5,356,523	397,592	2,896,784
Class R5	27,277	201,812	25,832	188,103
Class R6	1,395,059	10,321,489	145,603	1,061,014

Conversion of Class B shares to Class A shares:(c)
Class A	747,141	5,498,955	667,439	4,832,263
Class B	(745,160)	(5,498,955)	(666,464)	(4,832,263)

Reacquired:
Class A	(28,780,380)	(212,185,619)	(34,523,672)	(250,839,985)
Class B(b)	(723,827)	(5,352,516)	(448,180)	(3,254,238)
Class C	(4,240,874)	(31,550,662)	(3,680,844)	(26,889,702)
Class R	(445,051)	(3,287,110)	(450,522)	(3,294,220)
Class Y	(44,925,915)	(335,400,153)	(6,090,876)	(44,396,443)
Class R5	(382,461)	(2,845,670)	(51,909)	(367,822)
Class R6	(4,190,500)	(30,992,885)	(66,151)	(473,837)
Net increase in share activity	40,965,951	$302,806,713	32,604,895	$238,248,037

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Reflects activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

40                         Invesco Corporate Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/18	$7.31	$0.26	$(0.06)	$0.20	$(0.27)	$(0.04)	$(0.31)	$7.20	2.68%		$1,001,173	0.85	%(d)	0.85	%(d)	3.58	%(d)	180%
Year ended 02/28/17	6.89	0.26	0.42	0.68	(0.26)	—	(0.26)	7.31	9.97		948,305	0.90		0.90		3.60		212
Year ended 02/29/16	7.40	0.27	(0.52)	(0.25)	(0.26)	—	(0.26)	6.89	(3.37)		873,526	0.90		0.90		3.79		202
Year ended 02/28/15	7.21	0.28	0.20	0.48	(0.29)	—	(0.29)	7.40	6.71		870,961	0.91		0.91		3.74		228
Year ended 02/28/14	7.26	0.28	(0.05)	0.23	(0.28)	—	(0.28)	7.21	3.26		789,268	0.92		0.92		4.01		188
Class B
Year ended 02/28/18(e)	7.32	0.24	0.09	0.33	(0.24)	(0.04)	(0.28)	7.37	4.57	(f)	—	0.85	(d)(f)(g)	0.85	(d)(f)(g)	3.58	(d)(f)(g)	180
Year ended 02/28/17	6.90	0.26	0.42	0.68	(0.26)	—	(0.26)	7.32	9.96	(f)	10,289	0.90	(f)	0.90	(f)	3.60	(f)	212
Year ended 02/29/16	7.41	0.27	(0.52)	(0.25)	(0.26)	—	(0.26)	6.90	(3.36	)(f)	16,348	0.90	(f)	0.90	(f)	3.79	(f)	202
Year ended 02/28/15	7.22	0.28	0.20	0.48	(0.29)	—	(0.29)	7.41	6.70	(f)	26,504	0.91	(f)	0.91	(f)	3.74	(f)	228
Year ended 02/28/14	7.27	0.28	(0.05)	0.23	(0.28)	—	(0.28)	7.22	3.27	(f)	37,235	0.92	(f)	0.92	(f)	4.01	(f)	188
Class C
Year ended 02/28/18	7.36	0.21	(0.06)	0.15	(0.21)	(0.04)	(0.25)	7.26	2.07	(h)	82,939	1.58	(d)(h)	1.58	(d)(h)	2.85	(d)(h)	180
Year ended 02/28/17	6.92	0.21	0.42	0.63	(0.19)	—	(0.19)	7.36	9.17		85,127	1.65		1.65		2.85		212
Year ended 02/29/16	7.42	0.22	(0.53)	(0.31)	(0.19)	—	(0.19)	6.92	(4.18	)(h)	68,853	1.64	(h)	1.64	(h)	3.05	(h)	202
Year ended 02/28/15	7.21	0.22	0.20	0.42	(0.21)	—	(0.21)	7.42	5.94		68,187	1.66		1.66		2.99		228
Year ended 02/28/14	7.24	0.23	(0.05)	0.18	(0.21)	—	(0.21)	7.21	2.52		58,355	1.67		1.67		3.26		188
Class R
Year ended 02/28/18	7.31	0.25	(0.06)	0.19	(0.25)	(0.04)	(0.29)	7.21	2.57		7,196	1.10	(d)	1.10	(d)	3.33	(d)	180
Year ended 02/28/17	6.89	0.24	0.42	0.66	(0.24)	—	(0.24)	7.31	9.70		6,742	1.15		1.15		3.35		212
Year ended 02/29/16	7.40	0.26	(0.52)	(0.26)	(0.25)	—	(0.25)	6.89	(3.62)		6,847	1.15		1.15		3.54		202
Year ended 02/28/15	7.21	0.26	0.20	0.46	(0.27)	—	(0.27)	7.40	6.45		4,358	1.16		1.16		3.49		228
Year ended 02/28/14	7.26	0.27	(0.06)	0.21	(0.26)	—	(0.26)	7.21	3.01		4,024	1.17		1.17		3.76		188
Class Y
Year ended 02/28/18	7.32	0.28	(0.05)	0.23	(0.29)	(0.04)	(0.33)	7.22	3.08		87,895	0.60	(d)	0.60	(d)	3.83	(d)	180
Year ended 02/28/17	6.90	0.28	0.42	0.70	(0.28)	—	(0.28)	7.32	10.23		235,464	0.65		0.65		3.85		212
Year ended 02/29/16	7.41	0.29	(0.52)	(0.23)	(0.28)	—	(0.28)	6.90	(3.11)		26,500	0.65		0.65		4.04		202
Year ended 02/28/15	7.23	0.29	0.19	0.48	(0.30)	—	(0.30)	7.41	6.82		21,685	0.66		0.66		3.99		228
Year ended 02/28/14	7.27	0.30	(0.04)	0.26	(0.30)	—	(0.30)	7.23	3.67		8,291	0.67		0.67		4.26		188
Class R5
Year ended 02/28/18	7.31	0.29	(0.06)	0.23	(0.29)	(0.04)	(0.33)	7.21	3.16		3,829	0.53	(d)	0.53	(d)	3.90	(d)	180
Year ended 02/28/17	6.89	0.29	0.42	0.71	(0.29)	—	(0.29)	7.31	10.34		5,222	0.56		0.56		3.94		212
Year ended 02/29/16	7.40	0.29	(0.51)	(0.22)	(0.29)	—	(0.29)	6.89	(2.98)		4,547	0.54		0.54		4.15		202
Year ended 02/28/15	7.22	0.31	0.19	0.50	(0.32)	—	(0.32)	7.40	7.03		4,293	0.47		0.47		4.18		228
Year ended 02/28/14	7.27	0.32	(0.06)	0.26	(0.31)	—	(0.31)	7.22	3.71		1,862	0.49		0.49		4.44		188
Class R6
Year ended 02/28/18	7.32	0.30	(0.06)	0.24	(0.30)	(0.04)	(0.34)	7.22	3.25		413,844	0.44	(d)	0.44	(d)	3.99	(d)	180
Year ended 02/28/17	6.90	0.29	0.42	0.71	(0.29)	—	(0.29)	7.32	10.43		29,232	0.47		0.47		4.03		212
Year ended 02/29/16	7.40	0.30	(0.50)	(0.20)	(0.30)	—	(0.30)	6.90	(2.80)		22,567	0.46		0.46		4.23		202
Year ended 02/28/15	7.22	0.31	0.19	0.50	(0.32)	—	(0.32)	7.40	7.04		32,408	0.46		0.46		4.19		228
Year ended 02/28/14	7.26	0.31	(0.04)	0.27	(0.31)	—	(0.31)	7.22	3.85		20,392	0.49		0.49		4.44		188

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $990,399, $7,552, $84,464, $6,873, $179,303, $4,665 and $214,828 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Reflects activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% for Class B shares.
(g)	Annualized.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.98% and 0.99% for the years ended February 28, 2018 and February 29, 2016 for Class C shares.

41                         Invesco Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Corporate Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 27, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

42                         Invesco Corporate Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2017 through February 28, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/18)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/18)	Expenses Paid During Period[2]
A	$1,000.00	$985.90	$4.19	$1,020.58	$4.26	0.85%
C	1,000.00	983.90	7.77	1,016.96	7.90	1.58
R	1,000.00	986.00	5.42	1,019.34	5.51	1.10
Y	1,000.00	988.50	2.96	1,021.82	3.01	0.60
R5	1,000.00	988.80	2.61	1,022.17	2.66	0.53
R6	1,000.00	989.30	2.17	1,022.61	2.21	0.44

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2017 through February 28, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

43                         Invesco Corporate Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$7,676,319
Qualified Dividend Income*	8.33%
Corporate Dividends Received Deduction*	8.33%
U.S. Treasury Obligations*	2.86%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

44                         Invesco Corporate Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Corporate Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Corporate Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco

			N/A	N/A

T-3                         Invesco Corporate Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
		Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Corporate Bond Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	VK-CBD-AR-1	04232018 0839

Annual Report to Shareholders	February 28, 2018

Invesco Global Real Estate Fund Nasdaq: A: AGREX ∎ C: CGREX ∎ R: RGREX ∎ Y: ARGYX ∎ R5: IGREX ∎ R6: FGREX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

For much of the reporting period, major US stock market indexes rose to record highs – but in early 2018, volatility returned to the US stock and bond markets. Investors worried about how rising interest rates might affect economic growth; those concerns caused the US stock market, which many investors believed had risen too far, too fast, to pull back. Throughout the reporting period, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive, particularly after passage of legislation cutting personal and corporate tax rates in December. The

US economy expanded throughout the reporting period, and the first signs of rising inflation appeared. In response, the US Federal Reserve raised interest rates three times, and the tone of its statements grew more hawkish regarding potential rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                        Invesco Global Real Estate Fund

Bruce Crockett	Dear Fellow Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                        Invesco Global Real Estate Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2018, Class A shares of Invesco Global Real Estate Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Custom Invesco Global Real Estate Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/17 to 2/28/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.17%
Class C Shares	1.33
Class R Shares	1.84
Class Y Shares	2.42
Class R5 Shares	2.40
Class R6 Shares	2.49
MSCI World Index▼ (Broad Market Index)	17.36
Custom Invesco Global Real Estate Index⬛ (Style-Specific Index)	3.09
Lipper Global Real Estate Funds Classification Average◆ (Peer Group)	1.04
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.

Market conditions and your Fund

Global equity markets delivered positive, and in many cases double-digit, returns over the fiscal year ended February 28, 2018. These gains were driven by firming global economic growth as well as stronger corporate fundamentals. US equity markets received a boost from the prospect of sweeping individual and corporate tax cuts, with a final tax bill approved by Congress in December 2017. Volatility returned to global equity markets at the beginning of February 2018, driven by prospects for rising inflation, before returning to more normalized levels at the end of the fiscal year.

    In developed markets, the US Federal Reserve (the Fed) met in December 2017 and increased the benchmark fed funds target rate by 0.25% to a range of 1.25% to 1.50%. Combined with two interest rate increases earlier in 2017, the Fed’s decision reflected a more constructive outlook for the US economy. In contrast, the European Central Bank held rates steady at 0% throughout 2017 and maintained its generous bond buying program through at least September 2018, or beyond, until it sees a sustained adjustment in the rate of inflation.

    Most emerging markets continued to perform well during the fiscal year. In addition to the improving global economic outlook, stronger oil prices also provided a tailwind to emerging market performance. Oil prices moved higher on production restraint by OPEC and Russia, benefiting commodity-dependent emerging markets.

    From a real estate investment trust (REIT) perspective, weakness was seen in REITs late in the fiscal year due to rising interest rates and increased inflation expectations, particularly within the US. It is not uncommon for REIT shares to face temporary headwinds during periods of changing interest rates. Additionally, real estate fundamentals have decelerated, focusing investor attention on other sectors offering more attractive growth prospects.

    Key contributors to the Fund’s performance versus its style-specific benchmark for the fiscal year included security selection in the US and the UK. Overweight exposure to Spain, Ireland and Indonesia contributed to Fund performance. A combination of security selection in and underweight exposure to Turkey, also contributed to the Fund’s relative return.

    Primary detractors from relative Fund performance for the fiscal year included security selection in Japan, Hong Kong, France, India, the Philippines and Sweden. A lack of holdings in Austria, Belgium, Finland, Italy and Norway also detracted from the Fund’s relative return. Underweight exposure to China and Thailand – as well as stock selection and an underweight allocation in South Africa – also detracted.

    Top contributors to the Fund’s absolute performance for the fiscal year included Prologis and Vonovia. Prologis owns a portfolio of high-quality industrial assets that are primarily located in global gateway markets. We believed Prologis would post above-average cash flow growth driven by favorable industrial fundamentals and a robust development pipeline.

    Vonovia has exposure to favorable supply and demand fundamentals for residential assets in Germany and was expected to generate above-average growth.

    Top detractors from the Fund’s absolute performance for the fiscal year included Simon Property Group and Vornado Realty Trust. Headlines relating to retail store closure announcements

Portfolio Composition
By country	% of total net assets

United States	41.9%
Japan	11.0
Hong Kong	8.6
China	6.1
Australia	4.9
Germany	4.5
United Kingdom	4.5
France	3.5
Singapore	2.2
Canada	2.2
Countries each less than 2.0% of portfolio	10.0
Money Market Funds Plus Other Assets Less Liabilities	0.6

Top 10 Equity Holdings*
		% of total net assets
1.	Simon Property Group, Inc.	2.9%
2.	Prologis, Inc.	2.6
3.	Public Storage	2.5
4.	Boston Properties, Inc.	1.9
5.	AvalonBay Communities	1.9
6.	Unibail-Rodamco S.E.	1.9
7.	Mitsui Fudosan Co., Ltd.	1.9
8.	Equity Residential	1.7
9.	Essex Property Trust, Inc.	1.7
10.	Scentre Group	1.7

Total Net Assets	$1.3 billion

Total Number of Holdings*	179

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of February 28, 2018.

4                        Invesco Global Real Estate Fund

and bankruptcy filings gained increasing investor attention during the fiscal year, resulting in underperformance for the regional mall and shopping center sectors. Store closure activity has generally been concentrated in lower-productivity malls as retailers continue to rationalize store counts in response to the changing retail landscape. Retailers are increasingly concentrating their store lineups in the highest-quality locations with the strongest shopper demographics, which we believe could favor higher-quality mall and shopping center companies. Furthermore, a spate of merger and acquisition activity toward the end of the fiscal year was reflective of the relatively depressed valuations by historical standards.

    Simon Property Group is the largest mall owner in the US, with a deep management team and strong execution track record. Further, we believe the company tends to trade at an attractive valuation versus its peers and we believe Simon has above-average growth potential. Vornado owns high-quality office and retail properties, primarily in Washington, DC, and New York. Vornado may have underperformed for the fiscal year due to shareholder turnover as a result of the spinoff of the company’s Washington, DC, assets into a new publicly-traded REIT, JBG Smith (not a Fund holding).

    At the close of the fiscal year, the Fund had a modest underweight allocation to the US relative to its style-specific benchmark. In the US, the Fund remained focused on companies with above-average cash flow growth rates, stronger balance sheets and reasonable valuations. This was reflected in our overweight exposure to the infrastructure, single-family rental and data center sectors.

    At the close of the fiscal year, the Fund had a moderate underweight position in the Asia Pacific region relative to its style-specific benchmark, with a focus on stocks with company-specific catalysts and favorable local relative values. In Japan, we reduced our exposure to Japanese REITs, as their share price performance continued to be impacted by capital outflows. The Fund held an overweight position to Japan developers, but rotated weightings between holdings after changes in relative value opportunities.

    The Fund ended the fiscal year with slight overweight exposure to Europe relative to its style-specific benchmark. Key overweight exposure included the German residential and Irish office real estate sectors due to their greater fundamental opportunities. The Fund was overweight in France, where we saw favorable yields and valuations, particularly in stocks of high-quality mall landlords. The Fund’s largest underweight exposure in the region included UK large-cap REITs, with their diversified office and retail asset exposure, as well as Belgium and Austria, where fundamentals were weaker.

    Systematic factors have been key drivers of real estate performance in recent years. At the close of the fiscal year, we did not believe these drivers would disappear in 2018 – but we did believe that market performance may be more affected by fundamental and stock-specific factors. We believed that different levels of cyclical maturity and policy and political activity would impact specific fundamental paths for real estate and localized market pricing of listed real estate in 2018.

    In Asia, we believe real estate demand improvement is likely to continue on the back of the synchronized global economic recovery. Brexit – the decision by UK voters to leave the European Union – still presents an uncertain growth prospect for the UK. We expect some fundamental decline in 2018, although many low-leveraged UK REITs seem priced to reflect this. In continental Europe, economic growth is expected to be maintained with a slowdown in quantitative easing likely to allow bond yields to slowly rise. The potential for political surprises remains high in Europe; however, we anticipate the geopolitical environment in 2018 should be more stable than recent years. In North America, property market fundamentals are expected to remain positive but growth is likely to slow as supply has begun to meet demand in many markets and sectors. Non-traditional sectors, such as infrastructure and data centers, offer the best prospects for growth as demand continues to outpace new supply, we believe.

    Overall, throughout the fiscal year, we maintained a bias toward sectors with better relative growth prospects, companies with higher-quality assets, supply-constrained real estate markets and companies with generally lower-leveraged balance sheets. In an environment in which risk-free rates may continue to modestly rise over the mid-term, we maintained a bias toward companies with above-average earnings growth prospects.

    We thank you for your continued investment in Invesco Global Real Estate Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez, Jr. Portfolio Manager, is lead manager of Invesco Global Real Estate Fund. He is Head of Global Securities with Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 1998.
Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.

James Cowen Portfolio Manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 2000.
Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

5                        Invesco Global Real Estate Fund

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 1998.
Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio Manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 2005. Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping-Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Fund. She joined Invesco in 1998.
Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

6                        Invesco Global Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/08

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

3 Source(s): Invesco, FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 10

Developed Index (net) index from February 18, 2005, through June 30, 2014; and the FTSE EPRA/NAREIT Global (net) Index from July 1, 2014.

∎	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.
∎	The FTSE EPRA/NAREIT Developed Index is an unmanaged index considered representative of global real estate companies and REITs. The index is computed using the net return, which withholds taxes for non-resident investors.
∎	The FTSE EPRA/NAREIT Global Index is designed to track the performance of listed real estate companies and REITs in both developed and emerging markets. The index is computed using the net return, which with- holds taxes for non-resident investors.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder trans- actions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Property type classifications used in this report are generally according to the FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity All REITS Index, which is exclusively owned by NAREIT. The FTSE NAREIT Equity All REITS Index is an unmanaged index considered representative of US REITs.

7                        Invesco Global Real Estate Fund

Average Annual Total Returns
As of 2/28/18, including maximum applicable sales charges
Class A Shares
Inception (4/29/2005)	4.86%
10 Years	2.30
5 Years	2.77
1 Year	-3.47

Class C Shares
Inception (4/29/2005)	4.53%
10 Years	2.10
5 Years	3.14
1 Year	0.34

Class R Shares
Inception (4/29/2005)	5.05%
10 Years	2.62
5 Years	3.67
1 Year	1.84

Class Y Shares
10 Years	3.12%
5 Years	4.20
1 Year	2.42

Class R5 Shares
Inception (4/29/2005)	5.82%
10 Years	3.41
5 Years	4.44
1 Year	2.40

Class R6 Shares
10 Years	3.18%
5 Years	4.50
1 Year	2.49

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 12/31/17, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (4/29/05)	5.39%
10 Years	2.19
5 Years	4.45
1 Year	6.43

Class B Shares*
Inception (4/29/05)	5.36%
10 Years	2.14
5 Years	4.52
1 Year	6.81

Class C Shares
Inception (4/29/05)	5.08%
10 Years	2.00
5 Years	4.87
1 Year	10.89

Class R Shares
Inception (4/29/05)	5.60%
10 Years	2.51
5 Years	5.38
1 Year	12.37

Class Y Shares
10 Years	3.02%
5 Years	5.92
1 Year	13.02

Class R5 Shares
Inception (4/29/05)	6.38%
10 Years	3.31
5 Years	6.18
1 Year	13.12

Class R6 Shares
10 Years	3.07%
5 Years	6.23
1 Year	13.04
*EffectiveJanuary 26, 2018, Class B shares were converted to Class A shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.36%, 2.11%, 2.11%, 1.61%, 1.11%, 0.88% and 0.81%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. Note: Effective January 26, 2018, Class B shares were converted to Class A shares. No CDSC was paid in connection with this early conversion. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

8                        Invesco Global Real Estate Fund

Invesco Global Real Estate Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Effective January 26, 2018, all outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (junk bonds) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	REIT risk/real estate risk. The Fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, the Fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/NAREIT Developed Index (gross) from Fund inception through February 17, 2005; the FTSE EPRA/NAREIT continued on page 7

10                        Invesco Global Real Estate Fund

Schedule of Investments

February 28, 2018

	Shares	Value
Real Estate Investment Trusts, Common Stocks & Other Equity Interests–99.36%
Australia–4.87%
Dexus	990,349	$7,106,134
Goodman Group	2,301,793	14,593,755
GPT Group (The)	1,416,111	5,209,540
Mirvac Group	5,640,561	9,225,543
Scentre Group	7,433,598	22,048,219
Westfield Corp.	686,430	4,644,125
		62,827,316

Brazil–0.67%
BR Malls Participacoes S.A.	1,062,076	3,875,474
BR Properties S.A.	471,900	1,300,540
MRV Engenharia e Participacoes S.A.	405,000	1,890,624
Multiplan Empreendimentos Imobiliarios S.A.	71,700	1,553,224
		8,619,862

Canada–2.20%
Allied Properties REIT	233,592	7,547,322
Canadian Apartment Properties REIT	196,370	5,379,057
Chartwell Retirement Residences	328,983	3,927,696
H&R REIT	207,300	3,227,754
Killam Apartment REIT	295,460	3,136,039
RioCan REIT	283,200	5,184,202
		28,402,070

Chile–0.12%
Parque Arauco S.A.	494,497	1,579,152

China–6.10%
Agile Group Holdings Ltd.	1,824,000	3,094,763
CapitaLand Retail China Trust	725,900	872,577
China Evergrande Group(a)	2,505,000	7,287,547
China Jinmao Holdings Group Ltd.	5,656,000	3,407,691
China Overseas Grand Oceans Group Ltd.	1,263,000	623,063
China Overseas Land & Investment Ltd.	3,287,700	11,411,285
China Resources Land Ltd.	2,347,377	8,302,485
China Vanke Co., Ltd. -Class H	1,221,700	5,443,780
CIFI Holdings (Group) Co. Ltd.	3,990,000	3,094,939
Country Garden Holdings Co. Ltd.	5,179,000	9,179,300
Guangzhou R&F Properties Co. Ltd.–Class H	855,200	1,986,875
KWG Property Holding Ltd.	1,340,000	1,844,938
Logan Property Holdings Co. Ltd.	1,426,000	1,890,467
Longfor Properties Co. Ltd.	1,387,500	3,961,874
Shenzhen Investment Ltd.	1,923,300	798,322
Shimao Property Holdings Ltd.	1,596,500	3,931,759
Shui On Land Ltd.	2,659,500	743,572
SOHO China Ltd.	2,346,500	1,340,347
Sunac China Holdings Ltd.	1,817,000	6,528,559

	Shares	Value
China–(continued)
Yanlord Land Group Ltd.	997,400	$1,241,713
Yuexiu Property Co. Ltd.	5,192,000	1,018,893
Yuzhou Properties Co. Ltd.	1,170,000	715,179
		78,719,928

France–3.44%
ICADE	88,189	8,523,577
Klepierre S.A.	282,164	11,618,594
Unibail-Rodamco S.E.	104,038	24,244,817
		44,386,988

Germany–4.49%
Deutsche Wohnen S.E.	344,469	14,254,264
Grand City Properties S.A.	626,069	14,031,083
LEG Immobilien AG	74,165	7,726,986
Vonovia SE	479,421	21,868,821
		57,881,154

Hong Kong–8.62%
CK Asset Holdings Ltd.	2,271,500	19,509,747
Hang Lung Properties Ltd.	3,469,000	8,231,820
Hongkong Land Holdings Ltd.	886,200	6,086,049
K Wah International Holdings Ltd.	967,000	618,960
Kerry Properties Ltd.	470,500	2,127,690
Link REIT	1,995,000	17,001,208
Mapletree Greater China Commercial Trust–REGS(b)	1,433,300	1,285,127
New World Development Co. Ltd.	9,126,000	13,782,008
Sun Hung Kai Properties Ltd.	1,326,100	22,005,837
Swire Properties Ltd.	2,450,000	8,349,664
Wharf (Holdings) Ltd. (The)	996,000	3,690,773
Wharf Real Estate Investment Co. Ltd.(a)	1,120,000	7,613,693
Yuexiu REIT	1,245,000	826,227
		111,128,803

India–0.15%
Ascendas India Trust	2,539,100	1,916,591

Indonesia–0.58%
PT Bumi Serpong Damai Tbk	16,953,600	2,367,825
PT Ciputra Development Tbk	31,861,574	2,978,678
PT Pakuwon Jati Tbk	43,489,600	2,129,296
		7,475,799

Ireland–0.41%
Green REIT PLC	2,844,403	5,317,807

Japan–10.96%
Activia Properties, Inc.	736	3,244,379
Advance Residence Investment Corp.	2,188	5,471,176
AEON REIT Investment Corp.	2,611	2,804,579
Daiwa House REIT Investment Corp.	2,408	5,811,189

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Real Estate Fund

	Shares	Value
Japan–(continued)
Daiwa Office Investment Corp.	1,173	$6,775,660
Fukuoka REIT Corp.	1,184	1,914,491
GLP J-REIT(b)	885	931,622
GLP J-REIT	5,244	5,520,252
Hulic Co., Ltd.	663,100	7,371,974
Hulic Reit, Inc.	1,599	2,391,980
Japan Hotel REIT Investment Corp.	10,885	7,950,421
Japan Prime Realty Investment Corp.	518	1,779,369
Japan Real Estate Investment Corp.	1,508	7,805,248
Kenedix Office Investment Corp.	434	2,740,023
Mitsubishi Estate Co., Ltd.	1,038,000	18,127,724
Mitsui Fudosan Co., Ltd.	1,002,300	23,953,721
Mitsui Fudosan Logistics Park Inc.	582	1,950,773
Nippon Building Fund Inc.	1,385	7,501,515
ORIX JREIT Inc.	743	1,132,108
Sumitomo Realty & Development Co., Ltd.	474,000	17,163,008
Tokyo Tatemono Co., Ltd.	417,200	6,462,629
United Urban Investment Corp.	1,582	2,502,967
		141,306,808

Malaysia–0.45%
IOI Properties Group Bhd.	4,135,600	1,945,018
KLCCP Stapled Group	982,500	1,947,494
Mah Sing Group Bhd.	6,344,000	1,943,528
		5,836,040

Malta–0.00%
BGP Holdings PLC (Acquired 08/06/2009; Cost $0)(a)(b)(c)	9,888,325	0

Mexico–0.51%
Fibra Uno Administracion S.A. de C.V.	2,792,300	3,937,115
Macquarie Mexico Real Estate Management S.A. de C.V.	1,807,100	1,917,225
PLA Administradora Industrial, S. de R.L. de C.V.	447,700	665,214
		6,519,554

Netherlands–0.13%
InterXion Holding N.V.(a)	30,764	1,732,013

Philippines–0.82%
Ayala Land, Inc.	5,740,800	4,510,024
Robinsons Land Corp.	1,621,500	603,112
SM Prime Holdings Inc.	8,049,500	5,429,798
		10,542,934

Singapore–2.24%
Ascendas REIT	4,115,500	8,219,582
CapitaLand Commercial Trust	3,723,600	4,851,361
City Developments Ltd.	758,400	7,266,588
Mapletree Commercial Trust	2,980,600	3,516,763
UOL Group Ltd.	781,800	4,997,361
		28,851,655

	Shares	Value
South Africa–1.16%
Growthpoint Properties Ltd.	2,960,504	$7,374,229
Hyprop Investments Ltd.	438,371	4,056,926
SA Corporate Real Estate Ltd.	8,810,257	3,476,053
		14,907,208

Spain–1.56%
Hispania Activos Inmobiliarios SOCIMI S.A.	148,556	2,948,744
Inmobiliaria Colonial SOCIMI, S.A.	603,725	6,371,721
Merlin Properties SOCIMI, S.A.	756,920	10,827,177
		20,147,642

Sweden–1.67%
Castellum AB	374,609	5,894,597
Fabege AB	165,743	3,576,384
Hufvudstaden AB–Class A	494,876	7,464,578
Wihlborgs Fastigheter AB	201,860	4,642,423
		21,577,982

Switzerland–0.86%
Swiss Prime Site AG	119,254	11,106,440

Thailand–0.69%
AP Thailand PCL(a)	4,059,000	1,078,177
Central Pattana PCL	2,499,800	6,665,323
Supalai PCL–NVDR	560,500	409,774
Supalai PCL	994,100	726,772
		8,880,046

Turkey–0.11%
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.(a)	2,019,415	1,394,628

United Arab Emirates–0.14%
Emaar Malls PJSC	3,048,405	1,755,955

United Kingdom–4.54%
Big Yellow Group PLC	433,959	4,946,869
Derwent London PLC	156,069	6,160,387
Great Portland Estates PLC	652,378	5,625,489
Land Securities Group PLC	825,906	10,479,242
LondonMetric Property PLC	1,840,136	4,489,630
SEGRO PLC	1,387,348	10,857,437
Tritax Big Box REIT PLC	5,003,880	9,660,834
UNITE Group PLC (The)	603,241	6,314,320
		58,534,208

United States–41.87%
Acadia Realty Trust	175,192	4,218,623
Alexandria Real Estate Equities, Inc.	64,329	7,803,751
American Campus Communities, Inc.	206,748	7,542,167
American Homes 4 Rent–Class A	440,905	8,460,967
American Tower Corp.–Class A	51,599	7,189,289
Apple Hospitality REIT, Inc.	334,247	5,678,857
AvalonBay Communities, Inc.	155,428	24,249,877
Boston Properties, Inc.	207,899	24,712,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Real Estate Fund

	Shares	Value
United States–(continued)
Brandywine Realty Trust	248,306	$3,888,472
Columbia Property Trust, Inc.	256,975	5,352,789
Cousins Properties, Inc.	892,258	7,441,432
Crown Castle International Corp.	58,929	6,485,726
Digital Realty Trust, Inc.	101,500	10,214,960
EastGroup Properties, Inc.	7,498	607,563
Education Realty Trust, Inc.	229,083	7,133,645
Equinix, Inc.	7,314	2,867,819
Equity Residential	396,564	22,298,794
Essex Property Trust, Inc.	99,235	22,211,770
Extra Space Storage Inc.	199,862	16,998,263
Federal Realty Investment Trust	137,997	15,723,378
GGP Inc.	672,004	14,226,325
HCP, Inc.	129,444	2,801,168
Healthcare Realty Trust, Inc.	522,552	13,873,756
Host Hotels & Resorts Inc.	444,665	8,252,982
Hudson Pacific Properties Inc.	589,471	18,609,599
Invitation Homes Inc.	270,776	5,889,378
Kilroy Realty Corp.	98,170	6,685,377
Liberty Property Trust	379,859	14,913,264
Macerich Co. (The)	174,836	10,304,834
Mid-America Apartment Communities, Inc.	107,868	9,257,232
National Health Investors, Inc.	98,621	6,397,544
National Retail Properties, Inc.	230,510	8,584,192
Park Hotels & Resorts Inc.	329,477	8,563,107
Pebblebrook Hotel Trust	130,854	4,450,345
Prologis, Inc.	552,780	33,542,690
Public Storage	166,720	32,417,037
QTS Realty Trust, Inc. -Class A	154,416	4,983,004

	Shares	Value
United States–(continued)
Realty Income Corp.	262,866	$12,927,750
Regency Centers Corp.	103,604	6,020,428
Retail Opportunity Investments Corp.	361,298	6,199,874
Simon Property Group, Inc.	244,482	37,530,432
SL Green Realty Corp.	109,412	10,604,211
Sun Communities, Inc.	77,952	6,825,477
Sunstone Hotel Investors, Inc.	401,095	5,787,801
Terreno Realty Corp.	150,870	5,025,480
Ventas, Inc.	163,002	7,876,257
Vornado Realty Trust	129,828	8,629,683
Washington REIT	150,716	3,810,100
Welltower Inc.	210,185	11,034,713
Weyerhaeuser Co.	81,091	2,840,618
		539,945,754
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $1,144,214,245)		1,281,294,337

Money Market Funds–0.00%
Invesco Government & Agency Portfolio–Institutional Class, 1.30%(d)	85	85
Invesco Treasury Portfolio–Institutional Class, 1.29%(d)	97	97
Total Money Market Funds (Cost $182)		182
TOTAL INVESTMENTS IN SECURITIES–99.36% (Cost $1,144,214,427)		1,281,294,519
OTHER ASSETS LESS LIABILITIES–0.64%		8,262,514
NET ASSETS–100.00%		$1,289,557,033

Investment Abbreviations:

NVDR	– Non-Voting Depositary Receipt
REGS	– Regulation S
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2018 was $2,216,749, which represented less than 1% of the Fund’s Net Assets.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Real Estate Fund

Statement of Assets and Liabilities

February 28, 2018

Assets:
Investments in securities, at value (Cost $1,144,214,245)	$1,281,294,337
Investments in affiliated money market funds, at value and cost	182
Foreign currencies, at value (Cost $6,787,257)	6,893,975
Receivable for:
Investments sold	2,407,511
Fund shares sold	1,595,125
Dividends	2,157,219
Investment for trustee deferred compensation and retirement plans	161,768
Other assets	31,133
Total assets	1,294,541,250

Liabilities:
Payable for:
Investments purchased	1,759,596
Fund shares reacquired	1,113,038
Accrued foreign taxes	416,050
Amount due custodian	744,400
Accrued fees to affiliates	434,988
Accrued trustees’ and officers’ fees and benefits	6,577
Accrued other operating expenses	326,330
Trustee deferred compensation and retirement plans	183,238
Total liabilities	4,984,217
Net assets applicable to shares outstanding	$1,289,557,033

Net assets consist of:
Shares of beneficial interest	$1,169,413,782
Undistributed net investment income	(16,497,322)
Undistributed net realized gain (loss)	(601,016)
Net unrealized appreciation	137,241,589
$1,289,557,033

Net Assets:
Class A	$156,543,488
Class C	$27,654,496
Class R	$23,657,674
Class Y	$623,469,753
Class R5	$260,396,681
Class R6	$197,834,941

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	12,270,762
Class C	2,168,470
Class R	1,855,771
Class Y	48,877,399
Class R5	20,470,253
Class R6	15,553,645
Class A:
Net asset value per share	$12.76
Maximum offering price per share
(Net asset value of $12.76 ÷ 94.50%)	$13.50
Class C:
Net asset value and offering price per share	$12.75
Class R:
Net asset value and offering price per share	$12.75
Class Y:
Net asset value and offering price per share	$12.76
Class R5:
Net asset value and offering price per share	$12.72
Class R6:
Net asset value and offering price per share	$12.72

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Real Estate Fund

Statement of Operations

For the year ended February 28, 2018

Investment income:
Dividends (net of foreign withholding taxes of $2,302,754)	$55,264,423
Dividends from affiliated money market funds	85,479
Total investment income	55,349,902

Expenses:
Advisory fees	11,293,418
Administrative services fees	380,297
Custodian fees	512,158
Distribution fees:
Class A	436,192
Class B	5,858
Class C	318,334
Class R	101,241
Transfer agent fees — A, B, C, R and Y	2,021,537
Transfer agent fees — R5	238,573
Transfer agent fees — R6	11,098
Trustees’ and officers’ fees and benefits	42,854
Registration and filing fees	140,571
Reports to shareholders	503,136
Professional services fees	123,975
Other	55,618
Total expenses	16,184,860
Less: Fees waived and expense offset arrangement(s)	(17,315)
Net expenses	16,167,545
Net investment income	39,182,357

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (Net of foreign taxes of $151,610)	63,452,281
Foreign currencies	229,067
63,681,348
Change in net unrealized appreciation (depreciation) of:
Investment securities (Net of foreign taxes of $399,387)	(55,607,027)
Foreign currencies	137,339
(55,469,688)
Net realized and unrealized gain	8,211,660
Net increase in net assets resulting from operations	$47,394,017

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 28, 2018 and 2017

	2018	2017
Operations:
Net investment income	$39,182,357	$34,208,262
Net realized gain	63,681,348	71,825,492
Change in net unrealized appreciation (depreciation)	(55,469,688)	118,716,682
Net increase in net assets resulting from operations	47,394,017	224,750,436

Distributions to shareholders from net investment income:
Class A	(3,593,200)	(8,860,988)
Class B	(7,332)	(32,975)
Class C	(435,934)	(1,033,538)
Class R	(348,433)	(663,401)
Class Y	(19,149,752)	(45,699,563)
Class R5	(6,963,434)	(11,983,975)
Class R6	(3,996,007)	(3,624,360)
Total distributions from net investment income	(34,494,092)	(71,898,800)

Distributions to shareholders from net realized gains:
Class A	(1,009,959)	—
Class B	(3,020)	—
Class C	(194,866)	—
Class R	(112,061)	—
Class Y	(4,047,858)	—
Class R5	(1,737,221)	—
Class R6	(1,203,047)	—
Total distributions from net realized gains	(8,308,032)	—

Share transactions–net:
Class A	(64,694,068)	(51,619,275)
Class B	(912,132)	(1,027,553)
Class C	(5,517,814)	(5,834,081)
Class R	4,273,876	413,488
Class Y	(558,093,370)	(132,878,267)
Class R5	(3,277,604)	(54,035,728)
Class R6	150,105,737	(37,509,298)
Net increase (decrease) in net assets resulting from share transactions	(478,115,375)	(282,490,714)
Net increase (decrease) in net assets	(473,523,482)	(129,639,078)

Net assets:
Beginning of year	1,763,080,515	1,892,719,593
End of year (includes undistributed net investment income of $(16,497,322) and $(38,126,697), respectively)	$1,289,557,033	$1,763,080,515

Notes to Financial Statements

February 28, 2018

NOTE 1—Significant Accounting Policies

Invesco Global Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances

16                         Invesco Global Real Estate Fund

load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

17                         Invesco Global Real Estate Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

18                         Invesco Global Real Estate Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the year ended February 28, 2018, the effective advisory fees incurred by the Fund was 0.73%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

19                         Invesco Global Real Estate Fund

For the year ended February 28, 2018, the Adviser waived advisory fees of $11,698.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2018, IDI advised the Fund that IDI retained $24,884 in front-end sales commissions from the sale of Class A shares and $1,315 and $847 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

20                         Invesco Global Real Estate Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended February 28, 2018, there were transfers from Level 1 to Level 2 of $353,911,999, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$62,827,316	$—	$62,827,316
Brazil	8,619,862	—	—	8,619,862
Canada	28,402,070	—	—	28,402,070
Chile	1,579,152	—	—	1,579,152
China	—	78,719,928	—	78,719,928
France	—	44,386,988	—	44,386,988
Germany	14,031,083	43,850,071	—	57,881,154
Hong Kong	7,613,693	103,515,110	—	111,128,803
India	1,916,591	—	—	1,916,591
Indonesia	—	7,475,799	—	7,475,799
Ireland	—	5,317,807	—	5,317,807
Japan	7,699,526	133,607,282	—	141,306,808
Malaysia	1,943,528	3,892,512	—	5,836,040
Malta	—	—	0	0
Mexico	6,519,554	—	—	6,519,554
Netherlands	1,732,013	—	—	1,732,013
Philippines	603,112	9,939,822	—	10,542,934
Singapore	—	28,851,655	—	28,851,655
South Africa	4,056,926	10,850,282	—	14,907,208
Spain	—	20,147,642	—	20,147,642
Sweden	—	21,577,982	—	21,577,982
Switzerland	—	11,106,440	—	11,106,440
Thailand	—	8,880,046	—	8,880,046
Turkey	—	1,394,628	—	1,394,628
United Arab Emirates	—	1,755,955	—	1,755,955
United Kingdom	—	58,534,208	—	58,534,208
United States	539,945,754	—	—	539,945,754
Money Market Funds	182	—	—	182
Total Investments	$624,663,046	$656,631,473	$0	$1,281,294,519

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,617.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

21                         Invesco Global Real Estate Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2018 and 2017:

	2018	2017
Ordinary income	$34,494,092	$71,898,800
Long-term capital gain	8,308,032	—
Total distributions	$42,802,124	$71,898,800

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$11,586,798
Undistributed long-term gain	17,291,547
Net unrealized appreciation — investments	91,263,533
Net unrealized appreciation — foreign currencies	161,497
Temporary book/tax differences	(160,124)
Shares of beneficial interest	1,169,413,782
Total net assets	$1,289,557,033

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2018 was $764,967,327 and $1,225,106,668, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$140,879,755
Aggregate unrealized (depreciation) of investments	(49,616,222)
Net unrealized appreciation of investments	$91,263,533

Cost of investments for tax purposes is $1,190,030,986.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on February 28, 2018, undistributed net investment income was increased by $16,941,110, undistributed net realized gain (loss) was decreased by $16,909,480 and shares of beneficial interest was decreased by $31,630. This reclassification had no effect on the net assets of the Fund.

22                         Invesco Global Real Estate Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended February 28,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	1,765,189	$23,138,726	2,609,933	$33,672,290
Class B(b)	656	8,687	4,769	62,134
Class C	412,071	5,473,084	291,156	3,778,490
Class R	944,784	12,470,315	528,472	6,879,073
Class Y	16,017,146	208,602,690	22,680,322	292,115,351
Class R5	4,202,682	55,034,770	5,637,226	73,126,393
Class R6	14,195,205	188,731,566	1,600,986	20,833,338

Issued as reinvestment of dividends:
Class A	316,795	4,210,701	593,297	7,451,052
Class B(b)	727	9,696	2,458	30,766
Class C	42,470	567,840	72,091	901,730
Class R	34,562	460,245	52,757	661,250
Class Y	1,533,559	20,273,302	3,359,075	42,247,521
Class R5	535,187	7,088,944	724,393	9,099,315
Class R6	389,176	5,183,896	288,056	3,624,360

Conversion of Class B shares to Class A shares: (c)
Class A	43,032	595,560	67,611	872,374
Class B	(43,650)	(595,560)	(67,576)	(872,374)

Reacquired:
Class A	(7,155,531)	(92,639,055)	(7,261,370)	(93,614,991)
Class B(b)	(25,457)	(334,955)	(19,320)	(248,079)
Class C	(880,582)	(11,558,738)	(816,215)	(10,514,301)
Class R	(660,420)	(8,656,684)	(551,090)	(7,126,835)
Class Y	(59,668,079)	(786,969,362)	(35,425,623)	(467,241,139)
Class R5	(4,950,862)	(65,401,318)	(10,541,797)	(136,261,436)
Class R6	(3,288,889)	(43,809,725)	(4,865,733)	(61,966,996)
Net increase (decrease) in share activity	(36,240,229)	$(478,115,375)	(21,036,122)	$(282,490,714)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 60% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

23                         Invesco Global Real Estate Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/18	$12.83	$0.30	(d)	$(0.01)	$0.29	$(0.28)	$(0.08)	$(0.36)	$12.76	2.17%	$156,543	1.27	%(e)	1.27	%(e)	2.31	%(d)(e)	51%
Year ended 02/28/17	11.94	0.20		1.16	1.36	(0.47)	—	(0.47)	12.83	11.54	221,942	1.36		1.36		1.54		57
Year ended 02/29/16	13.51	0.19		(1.53)	(1.34)	(0.23)	—	(0.23)	11.94	(10.00)	254,298	1.43		1.43		1.47		84
Year ended 02/28/15	12.11	0.21		1.53	1.74	(0.34)	—	(0.34)	13.51	14.53	300,895	1.44		1.44		1.64		43
Year ended 02/28/14	11.97	0.13		0.25	0.38	(0.24)	—	(0.24)	12.11	3.31	283,279	1.46		1.46		1.05		45
Class B
Year ended 02/28/18(f)	12.83	0.19	(d)	1.09	1.28	(0.18)	(0.08)	(0.26)	13.85	10.07	—	2.02	(e)(g)	2.02	(e)(g)	1.56	(d)(e)(g)	51
Year ended 02/28/17	11.95	0.10		1.16	1.26	(0.38)	—	(0.38)	12.83	10.62	869	2.11		2.11		0.79		57
Year ended 02/29/16	13.52	0.09		(1.53)	(1.44)	(0.13)	—	(0.13)	11.95	(10.67)	1,761	2.18		2.18		0.72		84
Year ended 02/28/15	12.09	0.12		1.53	1.65	(0.22)	—	(0.22)	13.52	13.71	4,587	2.19		2.19		0.89		43
Year ended 02/28/14	11.94	0.04		0.26	0.30	(0.15)	—	(0.15)	12.09	2.61	7,931	2.21		2.21		0.30		45
Class C
Year ended 02/28/18	12.83	0.21	(d)	(0.03)	0.18	(0.18)	(0.08)	(0.26)	12.75	1.33	27,654	2.02	(e)	2.02	(e)	1.56	(d)(e)	51
Year ended 02/28/17	11.95	0.10		1.16	1.26	(0.38)	—	(0.38)	12.83	10.62	33,299	2.11		2.11		0.79		57
Year ended 02/29/16	13.52	0.09		(1.53)	(1.44)	(0.13)	—	(0.13)	11.95	(10.67)	36,419	2.18		2.18		0.72		84
Year ended 02/28/15	12.10	0.12		1.52	1.64	(0.22)	—	(0.22)	13.52	13.62	45,476	2.19		2.19		0.89		43
Year ended 02/28/14	11.95	0.04		0.26	0.30	(0.15)	—	(0.15)	12.10	2.61	44,250	2.21		2.21		0.30		45
Class R
Year ended 02/28/18	12.83	0.27	(d)	(0.02)	0.25	(0.25)	(0.08)	(0.33)	12.75	1.84	23,658	1.52	(e)	1.52	(e)	2.06	(d)(e)	51
Year ended 02/28/17	11.95	0.17		1.15	1.32	(0.44)	—	(0.44)	12.83	11.17	19,718	1.61		1.61		1.29		57
Year ended 02/29/16	13.52	0.16		(1.53)	(1.37)	(0.20)	—	(0.20)	11.95	(10.22)	17,999	1.68		1.68		1.22		84
Year ended 02/28/15	12.11	0.18		1.53	1.71	(0.30)	—	(0.30)	13.52	14.25	20,703	1.69		1.69		1.39		43
Year ended 02/28/14	11.96	0.10		0.26	0.36	(0.21)	—	(0.21)	12.11	3.13	16,415	1.71		1.71		0.80		45
Class Y
Year ended 02/28/18	12.83	0.34	(d)	(0.02)	0.32	(0.31)	(0.08)	(0.39)	12.76	2.42	623,470	1.02	(e)	1.02	(e)	2.56	(d)(e)	51
Year ended 02/28/17	11.95	0.23		1.15	1.38	(0.50)	—	(0.50)	12.83	11.72	1,167,799	1.11		1.11		1.79		57
Year ended 02/29/16	13.52	0.22		(1.53)	(1.31)	(0.26)	—	(0.26)	11.95	(9.77)	1,199,430	1.18		1.18		1.72		84
Year ended 02/28/15	12.13	0.24		1.53	1.77	(0.38)	—	(0.38)	13.52	14.79	835,123	1.19		1.19		1.89		43
Year ended 02/28/14	11.98	0.16		0.26	0.42	(0.27)	—	(0.27)	12.13	3.66	640,339	1.21		1.21		1.30		45
Class R5
Year ended 02/28/18	12.81	0.35	(d)	(0.03)	0.32	(0.33)	(0.08)	(0.41)	12.72	2.40	260,397	0.93	(e)	0.93	(e)	2.65	(d)(e)	51
Year ended 02/28/17	11.93	0.26		1.15	1.41	(0.53)	—	(0.53)	12.81	12.00	264,906	0.88		0.88		2.02		57
Year ended 02/29/16	13.49	0.25		(1.52)	(1.27)	(0.29)	—	(0.29)	11.93	(9.47)	296,506	0.91		0.91		1.99		84
Year ended 02/28/15	12.11	0.29		1.52	1.81	(0.43)	—	(0.43)	13.49	15.17	337,415	0.88		0.88		2.20		43
Year ended 02/28/14	11.97	0.20		0.25	0.45	(0.31)	—	(0.31)	12.11	3.91	361,220	0.89		0.89		1.62		45
Class R6
Year ended 02/28/18	12.81	0.36	(d)	(0.03)	0.33	(0.34)	(0.08)	(0.42)	12.72	2.49	197,835	0.85	(e)	0.85	(e)	2.73	(d)(e)	51
Year ended 02/28/17	11.93	0.27		1.15	1.42	(0.54)	—	(0.54)	12.81	12.07	54,547	0.81		0.81		2.09		57
Year ended 02/29/16	13.49	0.26		(1.52)	(1.26)	(0.30)	—	(0.30)	11.93	(9.41)	86,307	0.84		0.84		2.06		84
Year ended 02/28/15	12.12	0.29		1.52	1.81	(0.44)	—	(0.44)	13.49	15.15	135,492	0.84		0.84		2.24		43
Year ended 02/28/14	11.97	0.20		0.27	0.47	(0.32)	—	(0.32)	12.12	4.03	163,844	0.85		0.85		1.66		45

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended February 28, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.25 and 1.92%, $0.14 and 1.17%, $0.16 and 1.17%, $0.22 and 1.67%, $0.29 and 2.17%, $0.30 and 2.26%, $0.31 and 2.34% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $174,479, $645, $31,833, $20,248, $901,271, $274,993 and $140,812 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Reflects activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(g)	Annualized.

24                         Invesco Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Global Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 27, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

25                         Invesco Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2017 through February 28, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/18)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/18)	Expenses Paid During Period[2]
A	$1,000.00	$978.10	$5.89	$1,018.84	$6.01	1.20%
C	1,000.00	973.70	9.54	1,015.12	9.74	1.95
R	1,000.00	976.10	7.10	1,017.60	7.25	1.45
Y	1,000.00	979.20	4.66	1,020.08	4.76	0.95
R5	1,000.00	978.90	4.66	1,020.08	4.76	0.95
R6	1,000.00	979.20	4.32	1,020.43	4.41	0.88

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2017 through February 28, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

26                         Invesco Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$8,308,032
Qualified Dividend Income*	14.32%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27                         Invesco Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco

			N/A	N/A

T-3                         Invesco Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
		Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Real Estate Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	GRE-AR-1	04252018	1152

Annual Report to Shareholders	February 28, 2018

Invesco Government Money Market Fund

Nasdaq:
Cash Reserve: AIMXX ◾ AX: ACZXX ◾ CX: ACXXX ◾ Investor: INAXX ◾ R6: INVXX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    For much of the reporting period, major US stock market indexes rose to record highs – but in early 2018, volatility returned to the US stock and bond markets. Investors worried about how rising interest rates might affect economic growth; those concerns caused the US stock market, which many investors believed had risen too far, too fast, to pull back. Throughout the reporting period, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive, particularly after passage of legislation cutting personal and corporate tax rates in December. The US economy expanded throughout the reporting period, and the first signs of rising inflation appeared. In response, the US Federal Reserve raised interest rates three times, and the tone of its statements grew more hawkish regarding potential rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Government Money Market Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Government Money Market Fund

Management’s Discussion of your Fund

About your Fund

This annual report for Invesco Government Money Market Fund covers the fiscal year ended February 28, 2018. As of that date, the Fund’s net assets totaled $1.2 billion. As of the same date, the Fund’s weighted average maturity was 19 days and the Fund’s weighted average life was 109 days.1

Market conditions affecting money market funds

The most significant developments affecting money market funds and the money market fund industry during the fiscal year ended February 28, 2018, were the US Federal Reserve’s (the Fed) three interest rate hikes in March, June and December 2017. Money market investors cheered when the Fed raised the federal funds target rate – just the third, fourth and fifth increases since 2006. The Fed’s increases, cumulatively, caused the federal funds target rate to move from a range of 0.50% to 0.75% at the start of the fiscal year to a range of 1.25% to 1.50% at the close of the fiscal year.2

    A strengthening labor market closing in on full employment and inflation converging toward targeted levels were the primary reasons for the Fed’s interest rate increases. Minutes from the Fed’s meeting in January 2018 suggested multiple rate increases were likely over the course of 2018, and Fed watchers believed that future rate increases might be announced more quickly than previously forecast. Domestic economic strength, as well as the proposed spending, tax and regulatory policies of the Trump administration, could cause the Fed to accelerate future interest rate hikes. Raising the federal funds rate sooner rather than later would provide the Fed with greater dexterity, if needed, to respond to higher-than-projected economic growth in the future.

    Jerome Powell took over as Fed chair on February 5 with little fanfare. He was quickly immersed in the duties of his new position, appearing before Congress in late February to present the Fed’s semi-annual update on monetary policy. Powell’s comments seemed optimistic and reaffirmed the Fed’s view on the economy and its gradual approach to policy normalization. At the close of the fiscal year, observers were eagerly anticipating an update of the Fed’s Summary of Economic Projections and Powell’s first post-meeting press conference.

    At the close of the fiscal year, the US continued to be an outlier in terms of interest rates. While the Fed was raising rates, most major global central banks maintained interest rates at, near or below zero in an effort to fuel inflation and spur economic growth. Many major central banks, including the European Central Bank, the Bank of Japan and the Reserve Bank of Australia, kept their rates unchanged during 2017. The Bank of England and the Bank of Canada were the only other major central banks to increase their key rates in 2017.

    Thank you for investing in Invesco Government Money Market Fund. We believe our long-term approach to short-term investing makes us a strong partner for investors seeking premier liquidity management.

1	Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.
Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.
2	Source: US Federal Reserve

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity
In days, as of 2/28/18
1 - 7	47.2%
8 - 30	14.0
31 - 60	6.6
61 - 90	2.9
91 - 180	6.6
181+	22.7

The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

4 Invesco Government Money Market Fund

Invesco Government Money Market Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Money market fund risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund’s $1.00 share price at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. Furthermore, amendments to money market fund regulations could impact the Fund’s operations and possibly negatively impact its return. While the Board of Trustees may implement procedures to impose a fee upon the sale of your shares or temporarily suspend your ability to sell shares in the future if the Fund’s liquidity falls below required minimums because of market conditions or other factors, the
Board has not elected to do so at this time. Should the Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in the Fund’s policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.
∎	Repurchase agreement risk. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, the Fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Yield risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low, the Fund’s expenses could absorb all or a portion of the Fund’s income and yield. Additionally, inflation may outpace and diminish investment returns over time.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5 Invesco Government Money Market Fund

Schedule of Investments

February 28, 2018

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Government Sponsored Agency Securities–35.16%
Federal Farm Credit Bank (FFCB)–4.17%
Unsec. Bonds (1 mo. USD LIBOR + 0.02%)(a)	1.61%	05/17/2018	$4,000	$4,000,000
Unsec. Bonds (1 mo. USD LIBOR + 0.03%)(a)	1.63%	03/22/2018	5,000	4,999,914
Unsec. Bonds (1 mo. USD LIBOR + 0.18%)(a)	1.80%	02/25/2019	3,010	3,017,608
Unsec. Bonds (1 mo. USD LIBOR – 0.06%)(a)	1.52%	12/04/2019	7,500	7,499,655
Unsec. Bonds (1 mo. USD LIBOR – 0.08%)(a)	1.51%	12/16/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.11%)(a)	1.52%	09/25/2019	5,000	4,999,575
Unsec. Bonds (3 mo. USD LIBOR – 0.03%)(a)	1.46%	03/02/2018	8,560	8,560,057
Unsec. Global Bonds (1 mo. USD LIBOR – 0.12%)(a)	1.53%	08/28/2019	10,000	9,998,526
				48,075,335

Federal Home Loan Bank (FHLB)–28.04%
Unsec. Bonds (1 mo. USD LIBOR – 0.07%)(a)	1.52%	02/15/2019	3,000	3,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.07%)(a)	1.52%	02/15/2019	10,000	10,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.08%)(a)	1.50%	02/04/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.08%)(a)	1.50%	02/11/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.08%)(a)	1.57%	02/28/2019	8,000	8,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.08%)(a)	1.50%	03/06/2019	9,000	9,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.08%)(a)	1.51%	03/20/2019	3,000	3,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.08%)(a)	1.52%	08/22/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.09%)(a)	1.53%	01/25/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.09%)(a)	1.50%	05/17/2019	20,000	20,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.09%)(a)	1.50%	06/06/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.09%)(a)	1.50%	08/14/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.11%)(a)	1.47%	08/01/2018	10,000	10,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.11%)(a)	1.49%	04/22/2019	7,000	7,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.12%)(a)	1.47%	12/14/2018	20,000	20,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.13%)(a)	1.45%	10/10/2018	10,000	10,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.13%)(a)	1.45%	10/10/2018	10,000	10,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.13%)(a)	1.45%	11/05/2018	18,000	18,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.13%)(a)	1.45%	11/09/2018	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.14%)(a)	1.45%	10/12/2018	10,000	10,000,017
Unsec. Bonds (1 mo. USD LIBOR – 0.14%)(a)	1.46%	10/19/2018	5,000	5,000,000
Unsec. Bonds (3 mo. USD LIBOR – 0.22%)(a)	1.39%	03/19/2018	5,000	5,000,000
Unsec. Bonds (3 mo. USD LIBOR – 0.26%)(a)	1.45%	04/12/2018	5,000	5,000,000
Unsec. Bonds (3 mo. USD LIBOR – 0.26%)(a)	1.46%	04/13/2018	3,000	2,999,996
Unsec. Bonds (3 mo. USD LIBOR – 0.26%)(a)	1.46%	04/13/2018	14,000	13,999,977
Unsec. Bonds (3 mo. USD LIBOR – 0.27%)(a)	1.48%	04/20/2018	7,000	6,999,925
Unsec. Bonds (3 mo. USD LIBOR – 0.31%)(a)	1.53%	08/15/2018	18,000	17,996,925
Unsec. Disc. Notes(b)	1.35%	03/07/2018	2,000	1,999,550
Unsec. Disc. Notes(b)	1.35%	03/08/2018	5,600	5,598,530
Unsec. Disc. Notes(b)	1.33%	03/09/2018	2,000	1,999,409
Unsec. Disc. Notes(b)	1.41%	03/13/2018	5,000	4,997,650
Unsec. Disc. Notes(b)	1.39%	03/28/2018	12,650	12,636,812
Unsec. Disc. Notes(b)	1.37%	04/02/2018	8,000	7,990,258
Unsec. Disc. Notes(b)	1.60%	04/12/2018	2,050	2,046,173
Unsec. Disc. Notes(b)	1.60%	04/13/2018	3,800	3,792,738
Unsec. Global Bonds (1 mo. USD LIBOR – 0.08%)(a)	1.50%	03/01/2019	5,000	5,000,000
Unsec. Global Bonds (1 mo. USD LIBOR – 0.09%)(a)	1.50%	06/14/2019	5,000	5,000,000
Unsec. Global Bonds (1 mo. USD LIBOR – 0.09%)(a)	1.49%	07/08/2019	7,000	7,000,440

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Federal Home Loan Bank (FHLB)–(continued)
Unsec. Global Bonds (1 mo. USD LIBOR – 0.12%)(a)	1.47%	12/21/2018	$10,000	$10,000,000
Unsec. Global Bonds (1 mo. USD LIBOR – 0.13%)(a)	1.47%	11/19/2018	5,000	5,000,000
Unsec. Global Bonds (3 mo. USD LIBOR – 0.18%)(a)	1.50%	03/26/2018	5,000	5,000,000
Unsec. Global Bonds (3 mo. USD LIBOR – 0.35%)(a)	1.48%	05/14/2018	15,000	14,998,770
				323,057,170

Federal Home Loan Mortgage Corp. (FHLMC)–0.43%
Federal Home Loan Mortgage Corp., Unsec. Medium-Term Notes (1 mo. USD LIBOR – 0.10%)(a)	1.48%	08/08/2019	5,000,000	5,000,000

Federal National Mortgage Association (FNMA)–0.35%
Federal National Mortgage Association, Unsec. Notes (3 mo. USD LIBOR – 0.05%)(a)	1.59%	03/21/2018	4,000,000	4,000,611

Overseas Private Investment Corp. (OPIC)–2.17%
Sr. Unsec. Gtd. VRD COP Bonds (3 mo. U.S. Treasury Bill Rate)(c)	1.71%	06/15/2025	5,000	5,000,000
Sr. Unsec. Gtd. VRD COP Bonds (3 mo. U.S. Treasury Bill Rate)(c)	1.71%	02/15/2028	10,000	10,000,000
Unsec. Gtd. VRD Notes (3 mo. U.S. Treasury Bill Rate)(c)	1.62%	02/15/2028	10,000	10,000,000
				25,000,000
Total U.S. Government Sponsored Agency Securities (Cost $405,133,116)				405,133,116

U.S. Treasury Securities–19.75%
U.S. Treasury Bills–16.88%(b)
U.S. Treasury Bills	1.39%	03/15/2018	50,000,000	49,973,069
U.S. Treasury Bills	1.36%	03/22/2018	15,000,000	14,988,100
U.S. Treasury Bills	1.52%	03/29/2018	30,000,000	29,965,117
U.S. Treasury Bills	1.46%	04/05/2018	15,000,000	14,978,837
U.S. Treasury Bills	1.23%	04/12/2018	20,000,000	19,971,533
U.S. Treasury Bills	1.64%	05/24/2018	15,000,000	14,942,775
U.S. Treasury Bills	1.54%	06/28/2018	10,000,000	9,949,425
U.S. Treasury Bills	1.59%	07/12/2018	10,000,000	9,941,720
U.S. Treasury Bills	1.61%	07/19/2018	10,000,000	9,937,778
U.S. Treasury Bills	1.63%	07/26/2018	15,000,000	14,901,081
U.S. Treasury Bills	1.64%	08/02/2018	5,000,000	4,965,222
				194,514,657

U.S. Treasury Notes–2.87%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.07%)(a)	1.72%	04/30/2019	9,000,000	9,002,096
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)(a)	1.65%	01/31/2020	4,000,000	3,999,923
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(a)	1.70%	10/31/2019	7,000,000	7,001,500
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(a)	1.71%	07/31/2019	13,000,000	12,999,744
				33,003,263
Total U.S. Treasury Securities (Cost $227,517,920)				227,517,920
TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)–54.91% (Cost $632,651,036)				632,651,036

			Repurchase Amount
Repurchase Agreements–47.70%(d)
Bank of Montreal, aggregate maturing value of $500,656,250 (collateralized by U.S. Treasury obligations valued at $510,000,011; 0%-3.75%; 03/15/2018-11/15/2047)(e)	1.35%	03/15/2018	10,013,125	10,000,000
Credit Agricole Corporate & Investment Bank, joint term agreement dated 02/22/2018, aggregate maturing value of $250,066,111 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $255,000,007; 1.50%-3.50%; 05/31/2020-08/01/2047)(e)	1.36%	03/01/2018	25,006,611	25,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
Credit Agricole Corporate & Investment Bank, joint term agreement dated 02/23/2018, aggregate maturing value of $500,133,194 (collateralized by U.S. government sponsored agency obligations valued at $510,000,000; 3.00%-5.00%; 04/01/2027-03/01/2048)(e)	1.37%	03/02/2018	$10,002,664	$10,000,000
DNB Bank ASA, agreement dated 02/28/2018, maturing value of $55,002,093 (collateralized by U.S. Treasury obligations valued at $56,100,033; 1.50%-1.75%; 05/31/2019-09/30/2019)	1.37%	03/01/2018	55,002,093	55,000,000
ING Financial Markets, LLC, joint term agreement dated 02/23/2018, aggregate maturing value of $250,066,111 (collateralized by domestic agency mortgage-backed securities valued at $255,000,000; 2.00%-5.50%; 02/01/2021-01/01/2048)(e)	1.36%	03/02/2018	40,010,578	40,000,000
ING Financial Markets, LLC, joint term agreement dated 12/14/2017, maturing value of $376,429,167 (collateralized by U.S. government sponsored agency obligations valued at $382,500,001; 2.00%-5.50%; 04/01/2020-02/01/2048)	1.40%	03/22/2018	7,026,678	7,000,000
Lloyds Bank PLC, joint term agreement dated 12/04/2017, aggregate maturing value of $501,794,722 (collateralized by U.S. Treasury obligations valued at $513,607,959; 1.38%-6.13%; 06/30/2020-11/15/2027)(e)	1.42%	03/05/2018	25,089,736	25,000,000
Lloyds Bank PLC, joint term agreement dated 01/17/2018, aggregate maturing value of $501,286,250 (collateralized by U.S. Treasury obligations valued at $506,502,144; 1.00%-7.63%; 11/30/2019-02/15/2026)	1.47%	03/22/2018	10,025,725	10,000,000
Lloyds Bank PLC, joint term agreement dated 02/23/2018, aggregate maturing value of $500,575,556 (collateralized by U.S. Treasury obligations valued at $509,956,295; 0.88%-7.50%; 07/15/2018-11/15/2024)	1.48%	03/26/2018	10,011,511	10,000,000
Metropolitan Life Insurance Co., joint term agreement dated 02/28/2018, aggregate maturing value of $1,200,334,267 (collateralized by U.S. Treasury obligations valued at $1,233,979,365; 0%-4.50%; 03/29/2018-02/15/2043)(e)	1.39%	03/07/2018	25,007,914	25,001,156
Mitsubishi UFJ Trust and Banking Corp., joint term agreement dated 02/28/2018, aggregate maturing value of $2,308,440,738 (collateralized by U.S. Treasury obligations valued at $2,358,620,162; 1.63%-2.25%; 08/31/2022-02/15/2027)(e)	1.40%	03/07/2018	47,137,828	47,125,000
RBC Capital Markets LLC, joint term agreement dated 02/28/2018, aggregate maturing value of $1,000,000,000 (collateralized by U.S. government sponsored agency obligations valued at $1,020,000,000; 0%-7.50%; 03/25/2018-11/25/2057)(a)(e)	1.42%	04/30/2018	85,000,000	85,000,000
Royal Bank of Canada, joint agreement dated 02/28/2018, aggregate maturing value of $100,003,806 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $102,000,001; 1.88%-6.00%; 01/31/2022-01/01/2057)	1.37%	03/01/2018	60,002,283	60,000,000
Royal Bank of Canada, joint term agreement dated 02/08/2018, aggregate maturing value of $1,101,339,556 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $1,122,000,000; 1.88%-7.00%; 01/31/2022-11/15/2057)(e)	1.37%	03/12/2018	20,024,356	20,000,000
Societe Generale, joint open agreement dated 04/27/2017 (collateralized by U.S. government sponsored agency obligations and U.S. Treasury obligations valued at $1,530,000,152; 0%-7.63%; 03/29/2018-11/20/2064)(f)	1.34%	—	—	55,000,000
Sumitomo Mitsui Banking Corp., joint agreement dated 02/28/2018, aggregate maturing value of $3,000,115,833 (collateralized by U.S. government sponsored agency obligations and U.S. Treasury obligations valued at $3,060,002,122; 1.13%-4.00%; 07/31/2021-10/20/2047)	1.39%	03/01/2018	65,424,264	65,421,738
Total Repurchase Agreements (Cost $549,547,894)				549,547,894
TOTAL INVESTMENTS IN SECURITIES(g)–102.61% (Cost $1,182,198,930)				1,182,198,930
OTHER ASSETS LESS LIABILITIES–(2.61)%				(30,031,203)
NET ASSETS–100.00%				$1,152,167,727

Investment Abbreviations:

COP	– Certificates of Participation
Disc.	– Discounted
LIBOR	– London Interbank Offered Rate

Gtd.	– Guaranteed
Sr.	– Senior
Unsec.	– Unsecured

USD	– U.S. Dollar
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2018.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on February 28, 2018.
(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)	Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.
(g)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Government Money Market Fund

Statement of Assets and Liabilities

February 28, 2018

Assets:
Investments, excluding repurchase agreements, at cost and value	$632,651,036
Repurchase agreements, at cost and value	549,547,894
Receivable for:
Fund shares sold	4,984,242
Interest	564,042
Investment for trustee deferred compensation and retirement plans	285,236
Other assets	53,681
Total assets	1,188,086,131

Liabilities:
Payable for:
Investments purchased	29,965,117
Dividends	31,485
Fund shares reacquired	4,612,733
Accrued fees to affiliates	683,712
Accrued trustees’ and officers’ fees and benefits	5,561
Accrued other operating expenses	299,923
Trustee deferred compensation and retirement plans	319,873
Total liabilities	35,918,404
Net assets applicable to shares outstanding	$1,152,167,727

Net assets consist of:
Shares of beneficial interest	$1,151,912,209
Undistributed net investment income	305,702
Undistributed net realized gain (loss)	(50,184)
$1,152,167,727

Net Assets:
Invesco Cash Reserve Shares	$815,631,044
Class AX	$91,905,922
Class C	$65,410,756
Class CX	$4,113,921
Class R	$27,386,747
Class Y	$30,079,508
Investor Class	$117,629,829
Class R6	$10,000

Shares outstanding, no par value, with an unlimited number of shares authorized:
Invesco Cash Reserve Shares	815,644,583
Class AX	91,907,576
Class C	65,411,833
Class CX	4,113,990
Class R	27,387,218
Class Y	30,079,994
Investor Class	117,631,818
Class R6	10,000
Net asset value and offering price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Government Money Market Fund

Statement of Operations

For the year ended February 28, 2018

Investment income:
Interest	$12,456,129

Expenses:
Advisory fees	1,738,370
Administrative services fees	657,854
Custodian fees	9,972
Distribution fees:
Invesco Cash Reserve Shares	1,193,914
Class AX	145,175
Class B	41,126
Class BX	4,000
Class C	685,213
Class CX	41,101
Class R	125,571
Transfer agent fees — Invesco Cash Reserve Shares, AX, B, BX, C, CX, R, Y, Investor	3,116,057
Transfer agent fees — R6	7
Trustees’ and officers’ fees and benefits	37,555
Registration and filing fees	189,105
Reports to shareholders	259,624
Professional services fees	121,251
Other	71,036
Total expenses	8,436,931
Less: Expenses reimbursed and expense offset arrangement(s)	(630,068)
Net expenses	7,806,863
Net investment income	4,649,266
Net realized gain (loss) from investment securities	(50,183)
Net increase in net assets resulting from operations	$4,599,083

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Government Money Market Fund

Statement of Changes in Net Assets

For the years ended February 28, 2018 and 2017

	2018	2017
Operations:
Net investment income	$4,649,266	$749,220
Net realized gain (loss)	(50,183)	1,925
Net increase in net assets resulting from operations	4,599,083	751,145

Distributions to shareholders from net investment income:
Invesco Cash Reserve Shares	(3,155,556)	(479,536)
Class AX	(380,739)	(61,307)
Class B	(10,034)	(5,602)
Class BX	(979)	(514)
Class C	(194,685)	(46,592)
Class CX	(11,773)	(2,800)
Class R	(83,339)	(18,675)
Class Y	(166,778)	(22,206)
Investor Class	(645,313)	(111,408)
Class R6	(68)	—
Total distributions from net investment income	(4,649,264)	(748,640)

Share transactions–net:
Invesco Cash Reserve Shares	(25,373,654)	44,928,388
Class AX	(10,837,385)	(15,175,084)
Class B	(7,935,112)	(7,759,862)
Class BX	(750,904)	(1,051,679)
Class C	(23,190,587)	(2,365,050)
Class CX	(844,650)	(1,550,174)
Class R	(7,406,001)	(3,446,857)
Class Y	2,342,805	5,135,549
Investor Class	(5,831,421)	(28,575,534)
Class R6	10,000	—
Net increase (decrease) in net assets resulting from share transactions	(79,816,909)	(9,860,303)
Net increase (decrease) in net assets	(79,867,090)	(9,857,798)

Net assets:
Beginning of year	1,232,034,817	1,241,892,615
End of year (includes undistributed net investment income of $305,702 and $326,177, respectively)	$1,152,167,727	$1,232,034,817

Notes to Financial Statements

February 28, 2018

NOTE 1—Significant Accounting Policies

Invesco Government Money Market Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently consists of nine different classes of shares: Invesco Cash Reserve Shares, Class AX, Class C, Class CX, Class R, Class Y, Investor Class, Class R5 (not yet commenced) and Class R6. On April 4, 2017, the Fund began offering Class R6 shares. Class AX and Class CX shares are closed to new investors. Class Y and Investor Class shares are available only to certain investors. Class C and Class CX shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve Shares, Class AX, Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares and Class BX shares are no longer permitted. Existing shareholders of Class B and Class BX shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares and Class BX shares until their conversion to Invesco Cash Reserve shares and Class AX shares, respectively. Also, shareholders in Class B shares and Class BX shares were able to exchange those shares for Class B shares and Class BX shares of other Invesco Funds offering such shares until they converted to Invesco Cash Reserve shares and Class AX shares, respectively. Generally, Class B shares and Class BX shares automatically converted to

11                         Invesco Government Money Market Fund

Invesco Cash Reserve shares and Class AX shares respectively on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B and Class BX shares prior to conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares and Class BX shares were converted to Invesco Cash Reserve shares and Class AX shares, respectively, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum

12                         Invesco Government Money Market Fund

exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.
J.	Other Risks — Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended February 28, 2018, the Adviser reimbursed class level expenses of $10,944, $1,267, $29,795, $2,883, $475,133, $28,341 and $40,593 of Invesco Cash Reserve, Class AX, Class B, Class BX, Class C, Class CX and Class R shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve Shares, Class AX, Class C, Class CX, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve Shares, Class AX, Class C, Class CX and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Invesco Cash Reserve Shares and Class AX shares, 0.90% of the average daily net assets of Class C and Class CX shares and 0.40% of the average daily net assets of Class R shares. Prior to their conversion to Invesco Cash Reserve shares and Class AX shares, the Fund paid an annual rate of 0.90% of the average daily net assets of Class B and Class BX shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2018, expenses incurred under the plans are shown in the Statement of Operations as Distribution fees.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2018, IDI advised the Fund that IDI retained $15,290, $38, $17,693, and $102 from Invesco Cash Reserve Shares, Class BX, Class C and Class CX shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

13                         Invesco Government Money Market Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2018, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended February 28, 2018, there were no material transfers between valuation levels.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $41,112.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2018 and 2017:

	2018	2017
Ordinary income	$4,649,264	$748,640

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$589,577
Temporary book/tax differences	(283,875)
Capital loss carryforward	(50,184)
Shares of beneficial interest	1,151,912,209
Total net assets	$1,152,167,727

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2018, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$50,184	$—	$50,184

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

14                         Invesco Government Money Market Fund

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on February 28, 2018, undistributed net investment income was decreased by $20,477, undistributed net realized gain (loss) was decreased by $3,418 and shares of beneficial interest was increased by $23,895. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended February 28,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Invesco Cash Reserve Shares	778,781,266	$778,781,266	813,873,155	$813,873,155
Class AX	12,898,331	12,898,331	11,074,851	11,074,851
Class B(b)	757,926	757,926	4,839,676	4,839,676
Class BX(b)	1,195	1,195	3,240	3,240
Class C	46,158,179	46,158,179	68,567,483	68,567,483
Class CX	162,080	162,080	87,959	87,959
Class R	15,121,795	15,121,795	19,655,340	19,655,340
Class Y	69,340,694	69,340,694	37,469,908	37,469,908
Investor Class	53,601,182	53,601,182	46,921,688	46,921,688
Class R6(c)	10,000	10,000	—	—

Issued as reinvestment of dividends:
Invesco Cash Reserve Shares	2,944,351	2,944,351	461,342	461,342
Class AX	370,970	370,970	59,839	59,839
Class B(b)	8,291	8,291	5,282	5,282
Class BX(b)	870	870	502	502
Class C	184,946	184,946	44,447	44,447
Class CX	11,382	11,382	2,755	2,755
Class R	81,754	81,754	18,644	18,644
Class Y	159,498	159,498	21,862	21,862
Investor Class	634,049	634,049	110,478	110,478

Conversion of Class B and BX shares to Invesco Cash Reserve and Class AX shares:(d)
Invesco Cash Reserve Shares	5,561,657	5,561,657	5,678,146	5,678,146
Class AX	480,074	480,074	718,653	718,653
Class B	(5,561,657)	(5,561,657)	(5,678,146)	(5,678,146)
Class BX	(480,074)	(480,074)	(718,653)	(718,653)

Reacquired:
Invesco Cash Reserve Shares	(812,660,928)	(812,660,928)	(775,084,255)	(775,084,255)
Class AX	(24,586,760)	(24,586,760)	(27,028,427)	(27,028,427)
Class B(b)	(3,139,672)	(3,139,672)	(6,926,674)	(6,926,674)
Class BX(b)	(272,895)	(272,895)	(336,768)	(336,768)
Class C	(69,533,712)	(69,533,712)	(70,976,980)	(70,976,980)
Class CX	(1,018,112)	(1,018,112)	(1,640,888)	(1,640,888)
Class R	(22,609,550)	(22,609,550)	(23,120,841)	(23,120,841)
Class Y	(67,157,387)	(67,157,387)	(32,356,221)	(32,356,221)
Investor Class	(60,066,652)	(60,066,652)	(75,607,700)	(75,607,700)
Net increase (decrease) in share activity	(79,816,909)	$(79,816,909)	(9,860,303)	$(9,860,303)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B and Class BX shares activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares and Class BX shares were converted to Invesco Cash Reserve shares and Class AX shares, respectively.

15                         Invesco Government Money Market Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets
Invesco Cash Reserve Shares
Year ended 02/28/18	$1.00	$0.00	$(0.00)	$0.00	$(0.00)	$1.00	0.40%	$815,631	0.68	%(c)	0.68	%(c)	0.39	%(c)
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	841,039	0.43		0.68		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	796,108	0.23		0.85		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	746,067	0.14		0.86		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	748,724	0.14		0.82		0.06
Class AX
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.40	91,906	0.68	(c)	0.68	(c)	0.39	(c)
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	102,748	0.43		0.68		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	117,923	0.23		0.85		0.05
Year ended 02/28/15	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	133,319	0.14		0.86		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	154,781	0.14		0.82		0.06
Class B
Year ended 02/28/18(d)	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.23	—	0.78	(c)(f)	1.43	(c)(f)	0.29	(c)(f)
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	7,936	0.43		1.43		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	15,695	0.23		1.60		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	21,540	0.14		1.61		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	34,544	0.14		1.57		0.06
Class BX
Year ended 02/28/18(d)	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.23	—	0.78	(c)(f)	1.43	(c)(f)	0.29	(c)(f)
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	751	0.43		1.43		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	1,803	0.23		1.60		0.05
Year ended 02/28/15	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	4,050	0.14		1.61		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	7,206	0.14		1.57		0.06
Class C
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	65,411	0.81	(c)	1.43	(c)	0.26	(c)
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	88,605	0.43		1.43		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	90,970	0.23		1.60		0.05
Year ended 02/28/15	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	72,271	0.14		1.61		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	82,855	0.14		1.57		0.06
Class CX
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	4,114	0.81	(c)	1.43	(c)	0.26	(c)
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	4,959	0.43		1.43		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	6,509	0.23		1.60		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	7,481	0.14		1.61		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	9,630	0.14		1.57		0.06
Class R
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	27,387	0.80	(c)	0.93	(c)	0.27	(c)
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	34,794	0.43		0.93		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	38,241	0.23		1.10		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	41,079	0.14		1.11		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	44,459	0.14		1.07		0.06
Class Y
Year ended 02/28/18	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.55	30,080	0.53	(c)	0.53	(c)	0.54	(c)
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.09	27,738	0.40		0.53		0.09
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	22,602	0.23		0.70		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	14,790	0.14		0.71		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	13,675	0.14		0.67		0.06
Investor Class
Year ended 02/28/18	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.55	117,630	0.53	(c)	0.53	(c)	0.54	(c)
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.09	123,466	0.40		0.53		0.09
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	152,042	0.23		0.70		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	146,621	0.14		0.71		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	161,996	0.14		0.67		0.06
Class R6
Year ended 02/28/18(e)	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.69	10	0.37	(c)(f)	0.37	(c)(f)	0.70	(c)(f)

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are based on average daily net assets (000’s omitted) of $795,943, $96,784, $4,570, $444, $76,135, $4,567, $31,393, $30,690, $118,380 and $9 for Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C, Class CX, Class R, Class Y, Investor Class, and Class R6 shares, respectively.
(d)	Reflects activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(e)	Commencement date of April 4, 2017.
(f)	Annualized.

16                         Invesco Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Government Money Market Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 27, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

17                         Invesco Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2017 through February 28, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/18)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/18)	Expenses Paid During Period[2]
Invesco Cash Reserve Shares	$1,000.00	$1,002.70	$3.43	$1,021.37	$3.46	0.69%
AX	1,000.00	1,002.70	3.43	1,021.37	3.46	0.69
C	1,000.00	1,001.70	4.42	1,020.38	4.46	0.89
CX	1,000.00	1,001.70	4.42	1,020.38	4.46	0.89
R	1,000.00	1,001.80	4.37	1,020.43	4.41	0.88
Y	1,000.00	1,003.50	2.68	1,022.12	2.71	0.54
Investor	1,000.00	1,003.50	2.68	1,022.12	2.71	0.54
R6	1,000.00	1,004.20	1.94	1,022.86	1.96	0.39

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2017 through February 28, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

18                         Invesco Government Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	14.32%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$1,925

19                         Invesco Government Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Government Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Government Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco

			N/A	N/A

T-3                         Invesco Government Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
		Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4                         Invesco Government Money Market Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	GMKT-AR-1	04122018	0906

Annual Report to Shareholders	February 28, 2018

Invesco High Yield Fund Nasdaq: A: AMHYX ∎ C: AHYCX ∎ Y: AHHYX ∎ Investor: HYINX ∎ R5: AHIYX ∎ R6: HYIFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

For much of the reporting period, major US stock market indexes rose to record highs – but in early 2018, volatility returned to the US stock and bond markets. Investors worried about how rising interest rates might affect economic growth; those concerns caused the US stock market, which many investors believed had risen too far, too fast, to pull back. Throughout the reporting period, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive, particularly after passage of legislation cutting personal and corporate tax rates in December. The US economy expanded throughout the reporting period, and the first signs of rising inflation appeared. In response, the US Federal Reserve raised interest rates three times, and the tone of its statements grew more hawkish regarding potential rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                        Invesco High Yield Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                        Invesco High Yield Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2018, Class A shares of Invesco High Yield Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific index, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index.

      Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/17 to 2/28/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.07%
Class C Shares	2.29
Class Y Shares	3.09
Investor Class Shares	3.11
Class R5 Shares	3.40
Class R6 Shares	3.49
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	0.51
Bloomberg Barclays U. S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	4.18
Lipper High Current Yield Bond Funds Index∎ (Peer Group Index)	4.20
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The high yield market produced solid returns for the fiscal year ended February 28, 2018, as strong corporate earnings, a sharp rise in equity markets and an increase in oil prices all provided a tailwind for the market. The US economy continued its modest economic growth, although the health of individual sectors varied.

The US Federal Reserve (the Fed) raised interest rates three times over the fiscal year to a range of 1.25% to 1.50% and has now done so five times since the global financial crisis ended.1 At its December 2017 meeting, the Fed noted signs of a stronger labor market, economic activity that has been advancing at a solid rate and an inflation level below two percent.1

The high yield market produced positive monthly returns in eight of the 12 months during the fiscal year. Just like 2016, the market was led by the lowest-rated segment of the market. By sector, transportation and utilities had the strongest returns, while retail and telecommunications were the weakest-performing sectors.

During the fiscal year, the par-weighted high yield default rate decreased considerably and ended the fiscal year at 1.86% compared to 2.82% as of February 28, 2017.2 The decline in the default rate was due to the rise in oil prices beginning in 2016 which led to a significant drop in defaults in the energy sector. New issuance rose during the fiscal year compared

Portfolio Composition†
By credit quality, based on total investments

AAA	0.4%
BBB	3.4
BB	41.5
B	41.7
CCC	5.5
Non-Rated	7.5

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers
% of total net assets

1. HCA, Inc.	2.0%
2. Sprint Corp.	1.9
3. DISH DBS Corp.	1.7
4. CSC Holdings LLC	1.6
5. CCO Holdings LLC/CCO Holdings Capital Corp.	1.3

Total Net Assets	$1.3 million

Total Number of Holdings	317

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2018.

to the prior fiscal year and took place in an environment of outflows as retail mutual fund investors pulled substantial assets from the sector. However, new issuance was led by refinancing of existing debt, a sign of a healthy market.

  The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index, which measures the performance of the US high yield bond market and is the Fund’s style-specific index, generated a solid return for the fiscal year. Likewise, the Fund, at NAV, generated a positive return for the fiscal year.

  The Fund’s positioning was based on our belief that we are in the latter stages of the credit and business cycle, which necessitated underweight exposure to the more distressed parts of the market. This underweight exposure provided a slight drag on performance as bonds rated CCC† and below had the strongest return during the fiscal year. Moreover, the Fund had a small cash position which was detrimental during a period when the market rallied. Additionally, we had a small position in a long-term holding that defaulted in 2017 and detracted from Fund performance.

  Offsetting the drag from our underweight exposure to the more distressed part of the market during the fiscal year was security selection – especially in the consumer cyclical and metals and mining sectors. Broadly, consumer cyclicals performed in line with the market; however we were able to find relative value in sub-sectors such as gaming, retailers and services. Security selection within the metals and mining sector also contributed to Fund performance relative to the style-specific benchmark as the sector had a strong return during the fiscal year. Additionally, our allocation to credit default swaps outperformed the broader high yield cash bond market during the time they were held therefore contributing to Fund performance.

  During the fiscal year, we used derivatives to mitigate overall portfolio risk. These instruments include credit default swaps (CDX), options on CDX (known as swaptions) and total return swaps, which offer greater efficiency and lower transaction costs than cash bonds. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. For the fiscal year, derivatives employed by the Fund had a negligible impact on Fund performance.

4                        Invesco High Yield Fund

We also used currency forward contracts during the fiscal year to hedge currency exposure of our non-US dollar denominated positions. The use of currency forward contracts had a minor negative impact on Fund performance.

At the close of the fiscal year, we noted some challenges facing certain sectors, yet also some opportunities. We saw continued challenges for a variety of retail companies as the sector faces rapidly changing consumer buying patterns. While this is not new, it’s always disruptive and can be detrimental to companies with weak balance sheets and stale concepts. At the end of the fiscal year, we expected downward pressure on drug prices to weigh on pharmaceutical company earnings. In our opinion, careful credit selection will prove essential in this battered sector. In terms of opportunities, we believed merger and acquisition activity would influence the cable, satellite, wireless and media sectors as companies look to deepen their consumer reach through various technologies and media. Additionally, we saw opportunities in the energy sector at the close of the fiscal year as oil prices recovered and companies shifted their focus to generating returns versus outright production growth.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco High Yield Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve
2	Source: J.P. Morgan High Yield Monitor

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Andrew Geryol Chartered Financial Analyst, Portfolio Manager, is manager of Invesco High Yield Fund. He joined Invesco in 2011. Mr. Geryol earned a BS in business administration from Miami University.

Jennifer Hartviksen Chartered Financial Analyst, Portfolio Manager, is manager of Invesco High Yield Fund. She is the Head of Canada Fixed
Income. Ms. Hartviksen joined Invesco in 2013. She earned a BA in economics from the University of Toronto.

Joseph Portera Portfolio Manager, is manager of Invesco High Yield Fund. He joined Invesco in 2012. Mr. Portera earned BA and MA degrees in Soviet studies and an MA in international political economy and development from Fordham University.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco High Yield Fund. He joined Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

5                        Invesco High Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/08

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed rate bond market.
∎	The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high yield, fixed rate corporate bond market. Index weights for each issuer are capped at 2%.
∎	The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high yield bond funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                        Invesco High Yield Fund

Average Annual Total Returns
As of 2/28/18, including maximum applicable sales charges

Class A Shares
Inception (7/11/78)	7.45%
10 Years	6.63
5 Years	3.05
1 Year	-1.38

Class C Shares
Inception (8/4/97)	3.00%
10 Years	6.27
5 Years	3.17
1 Year	1.31

Class Y Shares
10 Years	7.36%
5 Years	4.26
1 Year	3.09

Investor Class Shares
Inception (9/30/03)	7.00%
10 Years	7.09
5 Years	3.98
1 Year	3.11

Class R5 Shares
Inception (4/30/04)	6.96%
10 Years	7.43
5 Years	4.28
1 Year	3.40

Class R6 Shares
10 Years	7.32%
5 Years	4.37
1 Year	3.49

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 12/31/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/11/78)	7.50%
10 Years	6.41
5 Years	3.50
1 Year	1.89

Class B Shares*
Inception (9/1/93)	4.64%
10 Years	6.24
5 Years	3.26
1 Year	0.28

Class C Shares
Inception (8/4/97)	3.06%
10 Years	6.08
5 Years	3.63
1 Year	4.54

Class Y Shares
10 Years	7.13%
5 Years	4.68
1 Year	6.33

Investor Class Shares
Inception (9/30/03)	7.13%
10 Years	6.89
5 Years	4.44
1 Year	6.12

Class R5 Shares
Inception (4/30/04)	7.09%
10 Years	7.21
5 Years	4.75
1 Year	6.68

Class R6 Shares
10 Years	7.09%
5 Years	4.83
1 Year	6.52
* Effective January 26, 2018, Class B shares were converted to Class A shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 1.01%, 1.76%, 1.76%, 0.76%, 0.97%, 0.67% and 0.58%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 1.02%, 1.77%, 1.77%, 0.77%, 0.98%, 0.68% and 0.59%, respectively.

The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. Note: Effective January 26, 2018, Class B shares were converted to Class A shares. No CDSC was paid in connection with this early conversion. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7                        Invesco High Yield Fund

Invesco High Yield Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎ Effective January 26, 2018, all outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

∎ Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.

∎ Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎ Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

∎ Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

∎ Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

∎ Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎ Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                        Invesco High Yield Fund

or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.

∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater continued on page 6

9                        Invesco High Yield Fund

Schedule of Investments(a)

February 28, 2018

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–92.05%
Advertising–0.37%
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$4,514,000	$4,688,918

Aerospace & Defense–1.45%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.13%, 01/15/2023(b)	3,319,000	3,343,893
7.50%, 03/15/2025(b)	4,486,000	4,626,187
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	1,266,000	1,308,728
6.50%, 05/15/2025	8,955,000	9,201,262
		18,480,070

Agricultural & Farm Machinery–0.58%
Titan International, Inc., Sr. Sec. Gtd. First Lien Notes, 6.50%, 11/30/2023(b)	7,181,000	7,342,572

Air Freight & Logistics–0.16%
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	1,995,000	2,080,785

Airlines–0.32%
Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	3,690,000	4,091,288

Alternative Carriers–0.61%
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	5,202,000	5,019,878
5.38%, 05/01/2025	2,782,000	2,768,090
		7,787,968

Aluminum–0.60%
Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b)	1,664,000	1,792,960
Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(b)	5,687,000	5,829,175
		7,622,135

Apparel Retail–1.47%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	7,523,000	7,485,385
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	7,100,000	7,419,500
6.75%, 07/01/2036	740,000	728,900
6.88%, 11/01/2035	3,039,000	3,049,485
		18,683,270

Auto Parts & Equipment–0.40%
Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(b)	2,310,000	2,372,093

	Principal Amount	Value
Auto Parts & Equipment–(continued)
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	$2,155,000	$2,208,875
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	508,000	506,730
		5,087,698

Automobile Manufacturers–0.00%
Motors Liquidation Co., Sr. Unsec. Deb., 0.00%, 07/15/2033(c)(d)	14,770,000	0

Automotive Retail–0.89%
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	1,795,000	1,830,900
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	4,817,000	4,931,404
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	4,532,000	4,532,000
		11,294,304

Broadcasting–2.59%
Clear Channel Worldwide Holdings, Inc.,
Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	5,296,000	5,468,120
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	6,722,000	6,738,805
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	3,897,000	4,106,464
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	4,118,000	4,148,885
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2025(b)	32,000	32,600
5.38%, 07/15/2026(b)	2,157,000	2,189,355
6.00%, 07/15/2024(b)	5,479,000	5,752,950
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	4,508,000	4,620,700
		33,057,879

Building Products–0.43%
Builders FirstSource, Inc., Sr. Sec. Gtd. First Lien Notes, 5.63%, 09/01/2024(b)	225,000	229,781
Standard Industries Inc.,
Sr. Unsec. Notes, 5.00%, 02/15/2027(b)	2,111,000	2,097,806
6.00%, 10/15/2025(b)	2,977,000	3,159,342
		5,486,929

Cable & Satellite–9.45%
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 08/01/2025	957,000	929,486
5.00%, 04/01/2024	4,010,000	4,030,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco High Yield Fund

	Principal Amount	Value
Cable & Satellite–(continued)
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec. Global Notes, 5.75%, 09/01/2023	$5,503,000	$5,626,818
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	11,302,000	11,485,657
CSC Holdings LLC,
Sr. Unsec. Global Notes, 6.75%, 11/15/2021	4,673,000	4,927,094
Sr. Unsec. Notes, 10.13%, 01/15/2023(b)	8,000,000	8,940,800
10.88%, 10/15/2025(b)	5,809,000	6,869,142
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	9,768,000	9,169,710
6.75%, 06/01/2021	3,500,000	3,605,000
7.88%, 09/01/2019	8,304,000	8,781,480
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	7,163,000	7,736,040
Intelsat Jackson Holdings S.A. (Luxembourg),
Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	4,222,000	3,504,260
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	7,215,000	6,755,044
7.50%, 04/01/2021	3,635,000	3,319,209
SFR Group S.A. (France),
Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	6,777,000	6,607,575
Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	4,131,000	4,003,146
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	3,470,000	3,548,075
UPC Holding B.V. (Netherlands), Sr. Sec. First Lien Notes, 5.50%, 01/15/2028(b)	1,000,000	942,500
UPCB Finance IV Ltd. (Netherlands), Sr. Sec. First Lien Notes, 5.38%, 01/15/2025(b)	2,650,000	2,638,393
Virgin Media Finance PLC (United Kingdom), REGS, Sr. Unsec. Gtd. Euro Notes, 6.00%, 10/15/2024(b)	1,718,000	1,741,623
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	6,553,000	6,503,197
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	5,170,000	5,402,650
Ziggo Bond Finance B.V. (Netherlands), Sr. Unsec. Notes, 5.88%, 01/15/2025(b)	3,300,000	3,192,750
Ziggo Secured Finance B.V. (Netherlands), Sr. Sec. Gtd. FIrst Lien Notes, 5.50%, 01/15/2027(b)	250,000	240,313
		120,500,012

	Principal Amount	Value
Casinos & Gaming–2.05%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	$3,878,000	$4,105,832
Codere Finance 2 (Luxembourg) S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	4,314,000	4,351,618
MGM Resorts International,
Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	2,942,000	3,186,333
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/2022	2,495,000	2,788,163
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	6,494,000	7,067,095
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/2027(b)	1,383,000	1,360,526
5.50%, 03/01/2025(b)	3,270,000	3,323,138
		26,182,705

Commodity Chemicals–0.30%
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	3,677,000	3,814,888

Construction Machinery & Heavy Trucks–0.68%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	4,371,000	4,567,695
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	4,117,000	4,163,316
		8,731,011

Consumer Finance–2.16%
Ally Financial Inc.,
Sr. Unsec. Global Notes, 5.13%, 09/30/2024	10,139,000	10,544,560
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	3,153,000	3,421,005
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(e)	2,801,000	2,815,005
Navient Corp., Sr. Unsec. Medium-Term Notes, 7.25%, 01/25/2022	2,639,000	2,836,714
8.00%, 03/25/2020	5,166,000	5,546,992
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R. (Mexico), Sr. Unsec. Notes, 7.38%, 02/12/2026(b)	2,364,000	2,334,450
		27,498,726

Copper–0.53%
First Quantum Minerals Ltd. (Zambia),
Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	3,090,000	3,192,356
7.50%, 04/01/2025(b)	3,428,000	3,543,695
		6,736,051

Data Processing & Outsourced Services–1.27%
First Data Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	15,418,000	16,246,717

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco High Yield Fund

	Principal Amount	Value
Diversified Banks–1.26%
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	$3,020,000	$3,971,300
JPMorgan Chase & Co., Series I, Jr. Unsec. Sub. Global Notes, 7.90%(e)	3,505,000	3,545,483
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	8,354,000	8,570,466
		16,087,249

Diversified Chemicals–1.13%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	9,896,000	10,452,650
7.00%, 05/15/2025	1,735,000	1,878,138
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	2,071,000	2,099,476
		14,430,264

Diversified Metals & Mining–1.26%
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	7,794,000	7,618,635
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	4,246,000	4,638,755
Teck Resources Ltd. (Canada), Sr. Unsec. Notes, 6.13%, 10/01/2035	3,447,000	3,765,847
		16,023,237

Diversified Support Services–0.15%
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(b)	1,903,000	1,917,273

Electrical Components & Equipment–0.65%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	5,688,000	5,837,310
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(b)	2,413,000	2,443,162
		8,280,472

Electronic Equipment & Instruments–0.27%
Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	3,406,000	3,397,485

Environmental & Facilities Services–0.76%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	3,097,000	3,166,682
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	4,652,000	4,617,110
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	1,010,000	1,017,575
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	936,000	952,380
		9,753,747

	Principal Amount	Value
Food Distributors–0.57%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	$6,977,000	$7,273,523

Food Retail–1.79%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	10,379,000	10,164,933
Albertsons Cos. LLC/ Safeway Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	5,651,000	5,234,239
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	7,409,000	7,371,955
		22,771,127

Gas Utilities–1.59%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	3,760,000	3,807,000
5.88%, 08/20/2026	5,430,000	5,470,725
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	3,089,000	2,934,550
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	8,185,000	8,021,300
		20,233,575

Health Care Equipment–0.90%
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(f)	5,373,000	5,386,486
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	4,809,000	4,821,023
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2026	886,000	881,570
5.25%, 06/15/2024	345,000	355,350
		11,444,429

Health Care Facilities–5.14%
Acadia Healthcare Co., Inc.,
Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2023	2,000	2,062
6.50%, 03/01/2024	3,903,000	4,049,362
Community Health Systems, Inc.,
Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	2,385,000	2,212,088
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	5,890,000	5,389,350
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	1,412,469	925,167
8.00%, 11/15/2019	4,004,000	3,751,248
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	4,788,000	4,895,730
HCA Healthcare, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	1,786,000	1,884,230

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco High Yield Fund

	Principal Amount	Value
Health Care Facilities–(continued)
HCA, Inc.,
Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	$5,834,000	$6,198,625
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	5,344,000	5,504,320
Sr. Unsec. Gtd. Global Notes, 5.88%, 05/01/2023	1,255,000	1,322,770
7.50%, 02/15/2022	5,063,000	5,613,601
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	3,380,000	3,444,457
5.88%, 02/15/2026	2,780,000	2,884,250
LifePoint Health, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2024	3,769,000	3,698,331
Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2023	1,049,000	1,055,556
Tenet Healthcare Corp.,
Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	824,000	873,440
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	8,135,000	8,165,506
8.13%, 04/01/2022	3,543,000	3,742,294
		65,612,387

Health Care Services–1.80%
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	3,542,000	3,480,015
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024(b)	1,759,000	1,860,142
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	3,172,000	3,255,265
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	7,887,000	8,320,785
Surgery Center Holdings, Inc.,
Sr. Unsec. Gtd. Notes, 6.75%, 07/01/2025(b)	1,716,000	1,621,620
8.88%, 04/15/2021(b)	760,000	792,300
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	3,975,000	3,657,000
		22,987,127

Home Improvement Retail–0.55%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	7,221,000	7,076,580

Homebuilding–2.75%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.75%, 08/01/2025(b)	2,939,000	2,946,348
6.88%, 02/15/2021(b)	3,818,000	3,884,815
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 03/15/2025	3,203,000	3,251,045
8.75%, 03/15/2022	3,175,000	3,436,937

	Principal Amount	Value
Homebuilding–(continued)
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	$2,099,000	$2,348,256
8.00%, 03/15/2020	881,000	956,986
Lennar Corp., Sr. Unsec. Gtd. Notes, 5.25%, 06/01/2026(b)	961,000	985,025
5.38%, 10/01/2022(b)	5,385,000	5,640,787
8.38%, 01/15/2021(b)	867,000	971,474
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	2,967,000	3,145,020
7.15%, 04/15/2020	2,583,000	2,770,268
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	4,499,000	4,702,805
		35,039,766

Household Products–1.57%
Reynolds Group Issuer Inc./LLC,
Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	3,766,922	3,823,426
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	1,750,000	1,786,925
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	4,936,000	5,207,480
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	5,158,000	5,338,530
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	3,822,000	3,898,440
		20,054,801

Independent Power Producers & Energy Traders–1.23%
AES Corp. (The),
Sr. Unsec. Global Notes, 8.00%, 06/01/2020	1,229,000	1,351,900
Sr. Unsec. Notes, 5.50%, 03/15/2024	130,000	133,413
5.50%, 04/15/2025	4,374,000	4,505,220
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	2,859,000	2,798,246
Dynegy Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	2,400,000	2,535,000
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	2,985,000	3,104,400
6.63%, 01/15/2027	1,195,000	1,239,812
		15,667,991

Industrial Machinery–0.55%
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	3,623,000	3,831,322
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	3,157,000	3,180,678
		7,012,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco High Yield Fund

	Principal Amount	Value
Integrated Oil & Gas–0.50%
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	$3,868,000	$3,075,060
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	3,409,000	3,286,276
		6,361,336

Integrated Telecommunication Services–2.24%
CenturyLink, Inc.,
Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	4,624,000	4,751,160
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	4,292,000	4,324,190
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	3,388,000	3,223,682
Frontier Communications Corp.,
Sr. Unsec. Global Notes, 8.50%, 04/15/2020	5,314,000	5,227,647
10.50%, 09/15/2022	3,963,000	3,393,319
11.00%, 09/15/2025	5,209,000	4,108,599
Telecom Italia Capital S.A. (Italy),
Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	731,000	804,100
7.20%, 07/18/2036	2,307,000	2,710,725
		28,543,422

Internet Software & Services–1.23%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2024	2,597,000	2,622,970
Equinix, Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	8,535,000	8,961,750
Rackspace Hosting, Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/2024(b)	3,968,000	4,146,560
		15,731,280

Leisure Facilities–0.16%
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	2,000,000	2,000,180

Leisure Products–0.69%
Mattel, Inc.,
Sr. Unsec. Global Notes, 5.45%, 11/01/2041	1,559,000	1,387,510
Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(b)	6,523,000	6,653,460
Sr. Unsec. Notes, 6.20%, 10/01/2040	866,000	809,710
		8,850,680

Managed Health Care–0.61%
Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	2,387,000	2,379,541
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	2,628,000	2,529,450
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	2,841,000	2,882,535
		7,791,526

	Principal Amount	Value
Metal & Glass Containers–0.39%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. (Ireland),
Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	$1,244,000	$1,278,210
7.25%, 05/15/2024(b)	2,565,000	2,757,375
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	1,023,000	992,310
		5,027,895

Movies & Entertainment–0.85%
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	7,045,000	6,877,681
Lions Gate Entertainment Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	3,833,000	4,023,117
		10,900,798

Oil & Gas Drilling–1.33%
Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	205,000	168,100
7.75%, 02/01/2026	5,948,000	5,643,165
Noble Holding International Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	3,334,000	3,050,610
Precision Drilling Corp. (Canada),
Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	3,608,000	3,454,660
6.50%, 12/15/2021	1,203,000	1,230,067
7.75%, 12/15/2023	712,000	754,720
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	2,990,000	2,713,425
		17,014,747

Oil & Gas Equipment & Services–1.02%
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	3,736,000	3,764,020
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	4,685,000	4,784,556
Weatherford International Ltd.,
Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	4,015,000	3,071,475
8.25%, 06/15/2023	1,390,000	1,351,775
		12,971,826

Oil & Gas Exploration & Production–6.57%
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	5,881,000	6,028,025
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	5,542,000	5,403,450
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	3,015,000	2,336,625
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	3,430,000	3,550,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco High Yield Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	$3,518,000	$3,474,025
6.63%, 05/01/2023	1,188,000	1,226,610
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	2,567,000	2,714,603
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	5,649,000	5,793,756
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	6,766,000	7,019,725
QEP Resources, Inc.,
Sr. Unsec. Global Notes, 5.25%, 05/01/2023	1,738,000	1,733,655
5.63%, 03/01/2026	1,606,000	1,585,925
Sr. Unsec. Notes, 6.88%, 03/01/2021	4,390,000	4,697,300
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	4,451,000	4,286,869
5.88%, 07/01/2022	4,087,000	4,168,740
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 01/15/2025	3,422,000	3,464,775
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	4,240,000	4,303,600
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	2,786,000	2,625,805
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	6,983,000	7,079,016
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	6,291,000	6,464,002
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	5,752,000	5,780,760
		83,737,316

Oil & Gas Refining & Marketing–0.23%
Sunoco LP/Sunoco Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2023(b)	2,968,000	2,953,160

Oil & Gas Storage & Transportation–2.65%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	2,520,000	2,595,600
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	5,344,000	5,678,000
Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Notes, 6.25%(e)	3,123,000	3,033,994
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	1,981,000	2,045,383
NGPL PipeCo. LLC, Sr. Unsec. Bonds, 4.88%, 08/15/2027(b)	784,000	793,800
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(e)	3,351,000	3,300,735

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	$4,240,000	$4,208,200
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	3,766,000	3,766,000
5.25%, 05/01/2023	2,077,000	2,112,060
Williams Cos., Inc. (The),
Sr. Unsec. Global Notes, 4.55%, 06/24/2024	3,595,000	3,639,937
Sr. Unsec. Notes, 7.88%, 09/01/2021	2,316,000	2,605,500
		33,779,209

Other Diversified Financial Services–0.67%
Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/15/2021(b)	3,177,000	3,315,994
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	3,753,000	3,809,295
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	1,316,000	1,382,589
		8,507,878

Packaged Foods & Meats–1.28%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	2,941,000	2,838,065
JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	5,290,000	5,276,775
Lamb Weston Holdings Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	3,223,000	3,255,230
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	4,905,000	5,015,362
		16,385,432

Paper Packaging–0.34%
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	4,223,000	4,318,018

Paper Products–0.82%
Mercer International Inc. (Canada),
Sr. Unsec. Global Notes, 6.50%, 02/01/2024	2,298,000	2,412,900
7.75%, 12/01/2022	414,000	438,323
Sr. Unsec. Notes, 5.50%, 01/15/2026(b)	1,263,000	1,259,842
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	6,288,000	6,288,000
		10,399,065

Pharmaceuticals–1.72%
Catalent Pharma Solutions, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2026(b)	891,000	884,318
Endo DAC/Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	2,215,000	1,672,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco High Yield Fund

	Principal Amount	Value
Pharmaceuticals–(continued)
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	$3,600,000	$3,450,252
Valeant Pharmaceuticals International, Inc.,
Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	2,692,000	2,673,492
Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(b)	4,861,000	4,630,102
5.88%, 05/15/2023(b)	2,027,000	1,809,098
6.13%, 04/15/2025(b)	3,145,000	2,769,566
7.25%, 07/15/2022(b)	4,169,000	4,069,986
		21,959,139

Publishing–0.56%
Meredith Corp., Sr. Unsec. Notes, 6.88%, 02/01/2026(b)	6,877,000	7,109,099

Restaurants–0.91%
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	4,934,000	5,180,700
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	4,654,000	4,665,635
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	1,846,000	1,809,080
		11,655,415

Security & Alarm Services–0.79%
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	9,173,000	10,010,036

Semiconductor Equipment–0.15%
Entegris Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/10/2026(b)	2,000,000	1,975,000

Semiconductors–0.81%
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	4,137,000	4,312,823
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 4.63%, 06/01/2023(b)	5,814,000	6,004,699
		10,317,522

Sovereign Debt–0.03%
Nigeria Government International Bond (Nigeria), Sr. Unsec. Notes, 7.14%, 02/23/2030(b)	418,000	429,077

Specialized Consumer Services–0.72%
ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	8,454,000	9,172,590

Specialized Finance–1.20%
AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	3,288,000	3,583,920

	Principal Amount	Value
Specialized Finance–(continued)
Aircastle Ltd.,
Sr. Unsec. Global Notes, 7.63%, 04/15/2020	$1,313,000	$1,416,399
Sr. Unsec. Notes, 5.00%, 04/01/2023	1,463,000	1,512,215
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	3,748,000	3,874,495
5.00%, 08/01/2023	1,500,000	1,548,750
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	3,317,000	3,405,896
		15,341,675

Specialized REITs–0.36%
Iron Mountain Inc., Sr. Unsec. Sub. Gtd. Global Notes, 5.75%, 08/15/2024	4,067,000	4,067,000
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	479,000	474,210
		4,541,210

Specialty Chemicals–1.95%
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	2,650,000	2,669,875
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	4,490,000	4,933,387
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	4,876,000	5,473,310
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	6,152,000	6,128,930
PQ Corp., Sr. Unsec. Gtd. Notes, 5.75%, 12/15/2025(b)	648,000	659,340
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	3,197,000	3,304,899
Venator Finance S.a.r.l./Venator Materials Corp., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/2025(b)	1,601,000	1,637,023
		24,806,764

Steel–1.44%
Cleveland-Cliffs, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/2025(b)	5,132,000	5,000,492
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 12/15/2026	2,338,000	2,390,605
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	3,511,000	3,677,773
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	6,945,000	7,326,975
		18,395,845

Technology Distributors–0.29%
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	3,674,000	3,724,518

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco High Yield Fund

	Principal Amount	Value
Technology Hardware, Storage & Peripherals–1.74%
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	$5,476,000	$5,682,993
Dell International LLC/ EMC Corp.,
Sr. Sec. Gtd. First Lien Notes, 8.35%, 07/15/2046(b)	1,376,000	1,746,316
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	9,441,000	10,198,464
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	4,348,000	4,603,445
		22,231,218

Trading Companies & Distributors–1.64%
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	5,316,000	5,409,030
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 09/01/2025(b)	5,790,000	5,934,750
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	4,772,000	5,223,908
United Rentals North America, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	714,000	738,098
Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2026	3,449,000	3,636,108
		20,941,894

Trucking–0.84%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	1,716,000	1,662,375
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	1,312,000	1,354,640
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	7,446,000	7,725,225
		10,742,240

Wireless Telecommunication Services–5.09%
Altice Financing S.A. (Luxembourg),
Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	4,810,000	4,858,100
Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(b)	3,244,000	3,248,055
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	6,772,000	6,340,285
Altice US Finance I Corp., Sr. Sec. Notes, 5.50%, 05/15/2026(b)	3,387,000	3,361,598
CB Escrow Corp., Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	666,000	654,345
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/2020(b)	3,300,000	3,097,875
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	1,736,000	1,718,640
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	3,000,000	3,555,000

	Principal Amount		Value
Wireless Telecommunication Services–(continued)
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021		$6,581,000	$6,885,371
7.63%, 02/15/2025		1,335,000	1,338,338
7.88%, 09/15/2023		15,647,000	16,233,762
T-Mobile USA, Inc.,
Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026		7,987,000	8,586,025
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025		4,811,000	5,087,632
			64,965,026
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,163,396,542)			1,174,068,995

	Shares
Exchange-Traded Funds–4.41%
iShares® 0-5 Year High Yield Corporate Bond ETF		593,000	27,793,910
SPDR® Bloomberg Barclays Short Term High Yield Bond ETF		1,035,000	28,472,850
Total Exchange-Traded Funds (Cost $57,349,010)			56,266,760

	Principal Amount
Variable Rate Senior Loan Interests–0.84%(g)
Food Retail–0.84%
Albertson’s LLC, Term Loan B-4, 4.40% (3 mo. USD LIBOR + 2.75%), 08/25/2021 (Cost $10,513,004)		$10,846,268	10,720,451

	Shares
Preferred Stocks–0.52%
Diversified Banks–0.44%
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.		4,440	5,661,000

Specialized Finance–0.08%
CIT Group Inc., Series A, 5.80% Pfd.		935,000	946,687
Total Preferred Stocks (Cost $6,651,555)			6,607,687

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–0.51%(h)
Food Retail–0.23%
Iceland Bondco PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 4.63%, 03/15/2025(b)	GBP	2,350,000	3,003,222

Health Care Services–0.23%
Synlab Unsecured Bondco PLC (United Kingdom), REGS, Sr. Unsec. Gtd. Euro Bonds, 8.25%, 07/01/2023(b)	EUR	2,215,000	2,906,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco High Yield Fund

	Principal Amount		Value
Paper Packaging–0.05%
M&G Finance Luxembourg S.A. (Luxembourg), Jr. Unsec. Gtd. Sub. Variable Rate Euro Notes, 5.30% (3 mo. EURIBOR + 5.63%)(c)(d)(e)(i)	EUR	4,100,000	$600,240
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $6,668,004)			6,509,637

U.S. Treasury Bills–0.40%
1.59%, 07/26/2018(j)(k)		$3,050,000	3,028,116
1.64%, 07/26/2018(j)(k)		2,100,000	2,084,933
Total U.S. Treasury Bills (Cost $5,116,159)			5,113,049

	Shares
Common Stocks & Other Equity Interests–0.00%
Broadcasting–0.00%
Adelphia Recovery Trust Series ACC-1(l)		4,846,549	2,423
Adelphia Recovery Trust Series Arahova(l)		2,211,702	221
			2,644

	Shares	Value
Diversified Support Services–0.00%
ACC Claims Holdings, LLC(m)	4,130,550	$12,392

Integrated Telecommunication Services–0.00%
Ventelo, Inc. (United Kingdom) (Acquired 06/28/2002; Cost $0)(b)(c)(m)	73,021	0

Leisure Products–0.00%
HF Holdings, Inc. (Acquired 09/29/2009; Cost $6,855,236)(b)(c)(m)	36,820	0
Total Common Stocks & Other Equity Interests (Cost $9,361,768)		15,036

Options Purchased–0.02%
(Cost $303,111)(n)		242,438
TOTAL INVESTMENTS IN SECURITIES–98.75% (Cost $1,259,359,153)		1,259,544,053
OTHER ASSETS LESS LIABILITIES–1.25%		15,906,063
NET ASSETS–100.00%		$1,275,450,116

Investment Abbreviations:

Conv.	– Convertible
Deb.	– Debentures
ETF	– Exchange-Traded Fund
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred

PIK	– Pay-in-Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
SPDR	– Standard & poor’s Depository Receipt
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2018 was $524,003,450, which represented 41.08% of the Fund’s Net Assets.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2018 represented less than 1% of the Fund’s Net Assets.
(e)	Perpetual bond with no specified maturity date.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act, and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(h)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2018.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)	All or a portion of the value was designated as collateral to cover margin requirements for open swap agreements. See Note 1Q.
(l)	Acquired as part of the Adelphia Communications bankruptcy reorganization.
(m)	Non-income producing security.
(n)	The table below details options purchased: See Note 1L and Note 1M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco High Yield Fund

Open Over-The-Counter Interest Rate Swaptions Purchased — Interest Rate Risk
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value
7 Year Interest Rate Swap	Put	Merrill Lynch International	3.14%	Pay	3 Month USD LIBOR	Quarterly	05/22/2018	$105,800,000	$242,438
Total Options Purchased (Cost $303,111)									$242,438

Open Over-The-Counter Credit Default Swaptions Written — Credit Risk
Description	Type of Contract	Counterparty	Exercise Rate	Reference Entity	(Pay)/ Receive Floating Rate	Payment Frequency	Expiration Date	Implied Credit Spread(a)	Premiums Received	Notional Value	Value	Unrealized Appreciation (Depreciation)
5 Year Interest Rate Swap	Put	Goldman Sachs International	1.07%	CDX North America High Yield, Series 29, Version 1	3 Month USD LIBOR	Quarterly	04/18/2018	3.31%	$(632,400)	$93,000,000	$(1,101,265)	$(468,865)

Open Over-The-Counter Interest Rate Swaptions Written — Interest Rate Risk
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Premiums Received	Notional Value	Value	Unrealized Appreciation (Depreciation)
7 Year Interest Rate Swap	Call	Merrill Lynch International	2.64%	Receive	3 Month USD LIBOR	Quarterly	05/22/2018	$(295,894)	$105,800,000	$(344,270)	$(48,376)
Total Options Written								$(928,294)		$(1,445,535)	$(517,241)

(a)	Implied credit spreads represent the current level, as of February 28, 2018, at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation
		Deliver		Receive
05/31/2018	Barclays Bank PLC	GBP	971,044	USD	1,357,970	$15,717
05/31/2018	Goldman Sachs International	EUR	801,256	USD	994,139	9,648
Total Forward Foreign Currency Contracts — Currency Risk						$25,365

Open Over-The-Counter Total Return Swap Agreements
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Floating Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Receive	Markit iBoxx USD Liquid High Yield Index	Quarterly	3 Month USD LIBOR	Quarterly	09/20/2018	$39,600,000	$—	$424,273	$424,273
Morgan Stanley & Co. International PLC	Receive	Markit iBoxx USD Liquid Leveraged Loan Index	Quarterly	3 Month USD LIBOR	Quarterly	09/20/2018	40,000,000	—	(147,894)	(147,894)
Total Over-The-Counter Total Return Swap Agreements — Interest Rate Risk								$—	$276,379	$276,379

Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco High Yield Fund

Statement of Assets and Liabilities

February 28, 2018

Assets:
Investments in securities, at value (Cost $1,259,359,153)	$1,259,544,053
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	25,365
Unrealized appreciation on swap agreements — OTC	424,273
Foreign currencies, at value (Cost $796)	787
Deposits with brokers:
Cash collateral OTC Derivatives	600,000
Receivable for:
Investments sold	9,718,101
Fund shares sold	1,057,232
Dividends and interest	20,171,856
Investments matured, at value (Cost $30,876,006)	0
Investment for trustee deferred compensation and retirement plans	365,423
Other assets	356,219
Total assets	1,292,263,309

Liabilities:
Other investments:
Options written, at value (premiums received $928,294)	1,445,535
Swaps payable — OTC	258,776
Unrealized depreciation on swap agreements — OTC	147,894
Payable for:
Investments purchased	1,936,992
Dividends	1,006,441
Fund shares reacquired	2,248,609
Amount due custodian	8,050,526
Accrued fees to affiliates	664,371
Accrued trustees’ and officers’ fees and benefits	6,781
Accrued other operating expenses	581,741
Trustee deferred compensation and retirement plans	465,527
Total liabilities	16,813,193
Net assets applicable to shares outstanding	$1,275,450,116

Net assets consist of:
Shares of beneficial interest	$1,444,287,428
Undistributed net investment income	(5,426,175)
Undistributed net realized gain	(132,530,626)
Net unrealized appreciation (depreciation)	(30,880,511)
$1,275,450,116

Net Assets:
Class A	$701,559,510
Class C	$88,812,293
Class Y	$116,953,839
Investor Class	$97,912,842
Class R5	$75,184,553
Class R6	$195,027,079

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	169,886,761
Class C	21,573,019
Class Y	28,235,976
Investor Class	23,707,861
Class R5	18,260,716
Class R6	47,338,924
Class A:
Net asset value per share	$4.13
Maximum offering price per share
(Net asset value of $4.13 ÷ 95.75%)	$4.31
Class C:
Net asset value and offering price per share	$4.12
Class Y:
Net asset value and offering price per share	$4.14
Investor Class:
Net asset value and offering price per share	$4.13
Class R5:
Net asset value and offering price per share	$4.12
Class R6:
Net asset value and offering price per share	$4.12

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco High Yield Fund

Statement of Operations

For the year ended February 28, 2018

Investment income:
Interest (net of foreign withholding taxes of $1,362)	$77,667,468
Dividends	2,292,340
Dividends from affiliates	596,639
Total investment income	80,556,447

Expenses:
Advisory fees	7,195,023
Administrative services fees	351,293
Custodian fees	41,645
Distribution fees:
Class A	1,944,127
Class B	36,472
Class C	972,114
Investor Class	198,841
Transfer agent fees — A, B, C, Y and Investor	2,017,893
Transfer agent fees — R5	82,620
Transfer agent fees — R6	13,958
Trustees’ and officers’ fees and benefits	41,337
Registration and filing fees	151,445
Reports to shareholders	368,883
Professional services fees	1,049,175
Other	65,747
Total expenses	14,530,573
Less: Fees waived and expense offset arrangement(s)	(133,957)
Net expenses	14,396,616
Net investment income	66,159,831

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	17,087,176
Foreign currencies	539,607
Forward foreign currency contracts	(955,127)
Futures contracts	(2,392,954)
Option contracts written	272,453
Swap agreements	2,814,779
17,365,934
Change in net unrealized appreciation (depreciation) of:
Investment securities	(41,571,935)
Foreign currencies	62,558
Forward foreign currency contracts	41,423
Futures contracts	42,465
Option contracts written	(517,241)
Swap agreements	(182,690)
(42,125,420)
Net realized and unrealized gain (loss)	(24,759,486)
Net increase in net assets resulting from operations	$41,400,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco High Yield Fund

Statement of Changes in Net Assets

For the years ended February 28, 2018 and 2017

	2018	2017
Operations:
Net investment income	$66,159,831	$70,830,587
Net realized gain (loss)	17,365,934	(14,827,463)
Change in net unrealized appreciation (depreciation)	(42,125,420)	144,078,959
Net increase in net assets resulting from operations	41,400,345	200,082,083

Distributions to shareholders from net investment income:
Class A	(38,468,347)	(39,930,534)
Class B	(152,555)	(401,347)
Class C	(4,079,591)	(5,181,121)
Class Y	(8,574,063)	(6,774,378)
Investor Class	(5,133,103)	(5,226,299)
Class R5	(4,356,919)	(4,454,706)
Class R6	(9,115,294)	(7,328,400)
Total distributions from net investment income	(69,879,872)	(69,296,785)

Return of capital:
Class A	—	(2,634,588)
Class B	—	(26,480)
Class C	—	(341,847)
Class Y	—	(446,969)
Investor Class	—	(344,828)
Class R5	—	(293,918)
Class R6	—	(483,523)
Total return of capital:	—	(4,572,153)

Share transactions–net:
Class A	(111,884,313)	10,441,490
Class B	(5,658,894)	(4,731,439)
Class C	(10,875,576)	(89,656)
Class Y	(80,146,393)	100,968,140
Investor Class	(5,661,666)	(4,450,759)
Class R5	(11,943,558)	(6,027,240)
Class R6	41,662,449	19,008,741
Net increase (decrease) in net assets resulting from share transactions	(184,507,951)	115,119,277
Net increase (decrease) in net assets	(212,987,478)	241,332,422

Net assets:
Beginning of year	1,488,437,594	1,247,105,172
End of year (includes undistributed net investment income of $(5,426,175) and $(5,214,059), respectively)	$1,275,450,116	$1,488,437,594

Notes to Financial Statements

February 28, 2018

NOTE 1—Significant Accounting Policies

Invesco High Yield Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and

22                         Invesco High Yield Fund

under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

23                         Invesco High Yield Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on

24                         Invesco High Yield Fund

investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Call Options Purchased and Written — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time,

25                         Invesco High Yield Fund

because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at

26                         Invesco High Yield Fund

least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
P.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
Q.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.625%
Next $300 million	0.55%
Next $500 million	0.50%
Over $1 billion	0.45%

For the year ended February 28, 2018, the effective advisory fees incurred by the Fund was 0.51%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50%, 1.25% and 1.25% respectively, of average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2018, the Adviser waived advisory fees of $114,220.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at

27                         Invesco High Yield Fund

the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2018, IDI advised the Fund that IDI retained $95,209 in front-end sales commissions from the sale of Class A shares and $12,020 and $4,399 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended February 28, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$1,174,068,995	$0	$1,174,068,995
Exchange-Traded Funds	56,266,760	—	—	56,266,760
Variable Rate Senior Loan Interests	—	10,720,451	—	10,720,451
Preferred Stocks	5,661,000	946,687	—	6,607,687
Non-U.S. Dollar Denominated Bonds & Notes	—	5,909,397	600,240	6,509,637
U.S. Treasury Bills	—	5,113,049	—	5,113,049
Options Purchased	—	242,438	—	242,438
Common Stocks & Other Equity Interests	—	15,036	0	15,036
Investments Matured	—	—	0	0
Total Investments in Securities	61,927,760	1,197,016,053	600,240	1,259,544,053
Other Investments — Assets*
Forward Foreign Currency Contracts	—	25,365	—	25,365
Swap Agreements	—	424,273	—	424,273
	—	449,638	—	449,638
Other Investments — Liabilities*
Options Written	—	(1,445,535)	—	(1,445,535)
Swap Agreements	—	(147,894)	—	(147,894)
	—	(1,593,429)	—	(1,593,429)
Total Other Investments	—	(1,143,791)	—	(1,143,791)
Total Investments	$61,927,760	$1,195,872,262	$600,240	$1,258,400,262

*	Forward foreign currency contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

28                         Invesco High Yield Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2018:

	Value
Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on swap agreements — OTC	$—	$—	$424,273	$424,273
Options purchased, at value — OTC(a)	—	—	242,438	242,438
Unrealized appreciation on forward foreign currency contracts outstanding	—	25,365	—	25,365
Total Derivative Assets	—	25,365	666,711	692,076
Derivatives not subject to master netting agreements	—	—	—	—
Total Derivative Assets subject to master netting agreements	$—	$25,365	$666,711	$692,076

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on swap agreements — OTC	$—	$—	$(147,894)	$(147,894)
Options written, at value — OTC	(1,101,265)	—	(344,270)	(1,445,535)
Total Derivative Liabilities	(1,101,265)	—	(492,164)	(1,593,429)
Derivatives not subject to master netting agreements	—	—	—	—
Total Derivative Liabilities subject to master netting agreements	$(1,101,265)	$—	$(492,164)	$(1,593,429)

(a)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2018.

	Financial Derivative Assets				Financial Derivative Liabilities				Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$15,717	$—	$—	$15,717	$—	$—	$—	$15,717	$—	$—	$15,717
Goldman Sachs International	9,648	—	424,273	433,921	(1,101,265)	—	(1,101,265)	(667,344)	—	—	(667,344)
Merrill Lynch International	—	242,438	—	242,438	(344,270)	—	(344,270)	(101,832)	—	—	(101,832)
Morgan Stanley & Co. International PLC	—	—	—	—	—	(147,894)	(147,894)	(147,894)	—	147,894	—
Total	$25,365	$242,438	$424,273	$692,076	$(1,445,535)	$(147,894)	$(1,593,429)	$(901,353)	$—	$147,894	$(753,459)

29                         Invesco High Yield Fund

Effect of Derivative Investments for the year ended February 28, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$(955,127)	$—	$(955,127)
Futures contracts	—	—	(2,392,954)	(2,392,954)
Options purchased(a)	(396,495)	—	—	(396,495)
Options written	272,453	—	—	272,453
Swap agreements	—	—	2,814,779	2,814,779
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	41,423	—	41,423
Futures contracts	—	—	42,465	42,465
Options purchased(a)	—	—	(60,673)	(60,673)
Options written	(468,865)	—	(48,376)	(517,241)
Swap agreements	(459,069)	—	276,379	(182,690)
Total	$(1,051,976)	$(913,704)	$631,620	$(1,334,060)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the twelve month average notional value of forward foreign currency contracts, the eleven month average notional value of swap agreements, the four months average notional value of options purchased and options written and the three month average notional value of futures contracts outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$8,317,992	$69,224,875	$60,200,000	$83,450,000	$56,527,273

NOTE 5—Investments in Affiliates

The Fund’s Adviser and the adviser for PowerShares Senior Loan Portfolio are subsidiaries of Invesco Ltd. and therefore, PowerShares Senior Loan Portfolio is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in PowerShares Senior Loan Portfolio for the year ended February 28, 2018.

	Value 02/28/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 02/28/18	Dividend Income
PowerShares Senior Loan Portfolio(a)	$25,005,900	$—	$(24,839,192)	$(112,048)	$(54,660)	$—	$234,862

(a)	As of February 28, 2018, this security is no longer held by the Fund.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $19,737.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

30                         Invesco High Yield Fund

NOTE 8—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2018 and 2017:

	2018	2017
Ordinary income	$69,879,872	$69,296,785
Return of capital	—	4,572,153
Total distributions	$69,879,872	$73,868,938

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$1,415,152
Net unrealized appreciation (depreciation) — investments	(38,069,021)
Net unrealized appreciation — foreign currencies	26,091
Temporary book/tax differences	(413,580)
Capital loss carryforward	(131,795,954)
Shares of beneficial interest	1,444,287,428
Total net assets	$1,275,450,116

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, defaulted bonds and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2018, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$53,527,801	$78,268,153	$131,795,954

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

31                         Invesco High Yield Fund

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2018 was $751,644,689 and $846,271,368, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$59,862,112
Aggregate unrealized (depreciation) of investments	(97,931,133)
Net unrealized appreciation (depreciation) of investments	$(38,069,021)

Cost of investments for tax purposes is $1,296,469,283.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2018, undistributed net investment income was increased by $3,507,925, undistributed net realized gain (loss) was increased by $60,350,446 and shares of beneficial interest was decreased by $63,858,371. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended February 28,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	42,404,772	$178,004,702	51,670,328	$211,910,856
Class B(b)	10,502	44,150	104,975	422,531
Class C	4,270,119	17,891,096	7,628,964	31,088,850
Class Y	30,003,564	126,255,172	48,112,079	198,149,023
Investor Class	3,275,283	13,738,563	4,148,300	16,982,595
Class R5	4,135,142	17,292,985	5,125,965	21,001,229
Class R6	20,703,315	86,603,701	7,941,354	32,518,757

Issued as reinvestment of dividends:
Class A	7,061,839	29,634,675	7,548,226	31,060,936
Class B(b)	25,894	109,049	62,934	258,846
Class C	717,400	3,002,570	831,100	3,412,307
Class Y	1,534,124	6,468,582	1,429,480	5,913,085
Investor Class	1,043,205	4,380,719	1,139,497	4,681,855
Class R5	1,020,859	4,276,539	1,201,886	4,921,682
Class R6	2,130,130	8,918,193	2,040,552	8,369,479

Conversion of Class B shares to Class A shares:(c)
Class A	698,669	2,934,408	665,201	2,729,927
Class B	(697,191)	(2,934,408)	(664,170)	(2,729,927)

Reacquired:
Class A	(77,090,904)	(322,458,098)	(57,476,439)	(235,260,229)
Class B(b)	(683,872)	(2,877,685)	(655,060)	(2,682,889)
Class C	(7,600,306)	(31,769,242)	(8,431,837)	(34,590,813)
Class Y	(50,890,734)	(212,870,147)	(25,083,888)	(103,093,968)
Investor Class	(5,666,296)	(23,780,948)	(6,383,799)	(26,115,209)
Class R5	(7,996,892)	(33,513,082)	(7,791,689)	(31,950,151)
Class R6	(12,921,036)	(53,859,445)	(5,320,186)	(21,879,495)
Net increase (decrease) in share activity	(44,512,414)	$(184,507,951)	27,843,773	$115,119,277

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 7% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	Reflects activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

32                         Invesco High Yield Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/18	$4.21	$0.20	$(0.07)	$0.13	$(0.21)	$—	$(0.21)	$4.13	3.07%		$701,560	1.07	%(d)	1.08	%(d)	4.69	%(d)	56%
Year ended 02/28/17	3.83	0.21	0.39	0.60	(0.21)	(0.01)	(0.22)	4.21	15.91		828,560	1.00		1.01		5.10		99
Year ended 02/29/16	4.38	0.23	(0.54)	(0.31)	(0.24)	—	(0.24)	3.83	(7.43)		744,564	1.03		1.03		5.39		84
Year ended 02/28/15	4.55	0.22	(0.14)	0.08	(0.25)	—	(0.25)	4.38	1.86		1,001,546	1.01		1.01		5.00		110
Year ended 02/28/14	4.47	0.25	0.09	0.34	(0.26)	—	(0.26)	4.55	7.78		1,082,201	0.95		0.97		5.60		76
Class B
Year ended 02/28/18(e)	4.22	0.15	(0.00)	0.15	(0.16)	—	(0.16)	4.21	3.60		—	1.82	(d)(g)	1.83	(d)(g)	3.94	(d)(g)	56
Year ended 02/28/17	3.84	0.18	0.39	0.57	(0.18)	(0.01)	(0.19)	4.22	15.03		5,670	1.75		1.76		4.35		99
Year ended 02/29/16	4.39	0.19	(0.54)	(0.35)	(0.20)	—	(0.20)	3.84	(8.12)		9,577	1.78		1.78		4.64		84
Year ended 02/28/15	4.56	0.19	(0.14)	0.05	(0.22)	—	(0.22)	4.39	1.11		17,576	1.76		1.76		4.25		110
Year ended 02/28/14	4.48	0.22	0.08	0.30	(0.22)	—	(0.22)	4.56	6.98		26,840	1.70		1.72		4.85		76
Class C
Year ended 02/28/18	4.20	0.16	(0.06)	0.10	(0.18)	—	(0.18)	4.12	2.29		88,812	1.82	(d)	1.83	(d)	3.94	(d)	56
Year ended 02/28/17	3.82	0.18	0.39	0.57	(0.18)	(0.01)	(0.19)	4.20	15.09		101,572	1.75		1.76		4.35		99
Year ended 02/29/16	4.37	0.19	(0.54)	(0.35)	(0.20)	—	(0.20)	3.82	(8.18)		92,310	1.78		1.78		4.64		84
Year ended 02/28/15	4.54	0.19	(0.14)	0.05	(0.22)	—	(0.22)	4.37	1.08		119,299	1.76		1.76		4.25		110
Year ended 02/28/14	4.46	0.22	0.08	0.30	(0.22)	—	(0.22)	4.54	6.99		129,599	1.70		1.72		4.85		76
Class Y
Year ended 02/28/18	4.23	0.21	(0.08)	0.13	(0.22)	—	(0.22)	4.14	3.09		116,954	0.82	(d)	0.83	(d)	4.94	(d)	56
Year ended 02/28/17	3.84	0.22	0.40	0.62	(0.22)	(0.01)	(0.23)	4.23	16.44		201,080	0.75		0.76		5.35		99
Year ended 02/29/16	4.39	0.24	(0.54)	(0.30)	(0.25)	—	(0.25)	3.84	(7.18)		88,893	0.78		0.78		5.64		84
Year ended 02/28/15	4.56	0.23	(0.14)	0.09	(0.26)	—	(0.26)	4.39	2.12		202,304	0.76		0.76		5.25		110
Year ended 02/28/14	4.48	0.26	0.09	0.35	(0.27)	—	(0.27)	4.56	8.04		98,559	0.70		0.72		5.85		76
Investor Class
Year ended 02/28/18	4.21	0.20	(0.07)	0.13	(0.21)	—	(0.21)	4.13	3.11	(f)	97,913	1.01	(d)(f)	1.02	(d)(f)	4.75	(d)(f)	56
Year ended 02/28/17	3.83	0.21	0.39	0.60	(0.21)	(0.01)	(0.22)	4.21	15.95	(f)	105,545	0.96	(f)	0.97	(f)	5.14	(f)	99
Year ended 02/29/16	4.38	0.23	(0.54)	(0.31)	(0.24)	—	(0.24)	3.83	(7.40	)(f)	100,212	1.01	(f)	1.01	(f)	5.41	(f)	84
Year ended 02/28/15	4.56	0.23	(0.16)	0.07	(0.25)	—	(0.25)	4.38	1.64	(f)	132,140	0.96	(f)	0.96	(f)	5.05	(f)	110
Year ended 02/28/14	4.47	0.25	0.10	0.35	(0.26)	—	(0.26)	4.56	8.01		143,961	0.95		0.97		5.60		76
Class R5
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	—	(0.22)	4.12	3.40		75,185	0.75	(d)	0.76	(d)	5.01	(d)	56
Year ended 02/28/17	3.82	0.22	0.39	0.61	(0.22)	(0.01)	(0.23)	4.20	16.32		88,644	0.66		0.67		5.44		99
Year ended 02/29/16	4.37	0.24	(0.54)	(0.30)	(0.25)	—	(0.25)	3.82	(7.15)		86,239	0.69		0.69		5.73		84
Year ended 02/28/15	4.55	0.24	(0.15)	0.09	(0.27)	—	(0.27)	4.37	1.96		105,163	0.68		0.68		5.33		110
Year ended 02/28/14	4.46	0.26	0.10	0.36	(0.27)	—	(0.27)	4.55	8.33		92,063	0.66		0.67		5.89		76
Class R6
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	—	(0.22)	4.12	3.49		195,027	0.66	(d)	0.67	(d)	5.10	(d)	56
Year ended 02/28/17	3.82	0.23	0.39	0.62	(0.23)	(0.01)	(0.24)	4.20	16.42		157,367	0.57		0.58		5.53		99
Year ended 02/29/16	4.37	0.24	(0.54)	(0.30)	(0.25)	—	(0.25)	3.82	(7.07)		125,310	0.60		0.60		5.82		84
Year ended 02/28/15	4.55	0.24	(0.15)	0.09	(0.27)	—	(0.27)	4.37	2.04		112,713	0.60		0.60		5.41		110
Year ended 02/28/14	4.46	0.27	0.09	0.36	(0.27)	—	(0.27)	4.55	8.41		85,515	0.59		0.59		5.96		76

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended February 28, 2014, the portfolio turnover calculation excludes the value of securities purchased of $140,432,096 and sold of $41,706,922 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco High Yield Securities Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $777,663, $4,016, $97,211, $165,509, $102,771, $82,476 and $169,611 for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Reflects activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.19%, 0.21%, 0.23% and 0.20% for the years ended February 28, 2018, February 28, 2017, February 29, 2016 and February 28, 2015, respectively.
(g)	Annualized.

33                         Invesco High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Yield Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 27, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

34                         Invesco High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2017 through February 28, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/18)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,005.60	$5.87	$1,018.94	$5.91	1.18%
C	1,000.00	1,001.70	9.58	1,015.22	9.64	1.93
Y	1,000.00	1,006.90	4.63	1,020.18	4.66	0.93
Investor	1,000.00	1,005.80	5.57	1,019.24	5.61	1.12
R5	1,000.00	1,007.20	4.23	1,020.58	4.26	0.85
R6	1,000.00	1,007.60	3.73	1,021.08	3.76	0.75

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2017 through February 28, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

35                         Invesco High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2018:

Federal and State Income Tax
Qualified Dividend Income*	1.30%
Corporate Dividends Received Deduction*	1.30%
U.S. Treasury Obligations*	0.04%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

36                         Invesco High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco

			N/A	N/A

T-3                         Invesco High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
		Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco High Yield Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	HYI-AR-1	04252018	0928

Annual Report to Shareholders	February 28, 2018

Invesco Real Estate Fund
Nasdaq:
A: IARAX ∎ C: IARCX ∎ R: IARRX ∎ Y: IARYX ∎ Investor: REINX ∎ R5: IARIX ∎ R6: IARFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    For much of the reporting period, major US stock market indexes rose to record highs – but in early 2018, volatility returned to the US stock and bond markets. Investors worried about how rising interest rates might affect economic growth; those concerns caused the US stock market, which many investors believed had risen too far, too fast, to pull back. Throughout the reporting period, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive, particularly after passage of legislation cutting personal and corporate tax rates in December. The US economy expanded throughout the reporting period, and the first signs of rising inflation appeared. In response, the US Federal Reserve raised interest rates three times, and the tone of its statements grew more hawkish regarding potential rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                          Invesco Real Estate Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco Real Estate Fund

Management’s Discussion of Fund Performance

Performance summary

  For the fiscal year ended February 28, 2018, Class A shares of Invesco   Real Estate Fund (the Fund), at net asset value (NAV), outperformed the   Fund’s style-specific benchmark, the FTSE NAREIT All Equity REITs   Index.

     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/17 to 2/28/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.38%
Class C Shares	-6.08
Class R Shares	-5.56
Class Y Shares	-5.13
Investor Class Shares	-5.29
Class R5 Shares	-5.01
Class R6 Shares	-4.93
S&P 500 Index▼ (Broad Market Index)	17.10
FTSE NAREIT All Equity REITs Index▼ (Style-Specific Index)	-6.13
Lipper Real Estate Funds Index∎ (Peer Group Index)	-5.64
Source(s): ▼FactSet Research Systems Inc. ∎Lipper Inc.

Market conditions and your Fund

Despite highly destructive hurricanes that threatened to derail a years-long economic recovery, the US economy continued to expand throughout the fiscal year ended February 28, 2018. Given signs of an improving economy, the US Federal Reserve (the Fed) raised interest rates three times during the fiscal year, most recently in December 2017; each rate hike was 25 basis points.1 (A basis point is 0.01%.) The Fed pledged that “realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation” will guide its future actions.1 At the close of the fiscal year, Fed policy remained accommodative, and the fed funds target rate stood at a range of 1.25% to 1.50% – 75 basis points higher than at the start of the fiscal year.1

    Higher inventories and a worsening outlook caused oil prices and many energy stocks to decline during the first half of 2017. However, oil prices rose significantly in the second half of the fiscal year as demand picked up and expectations for lower supplies increased, partly due to continued OPEC production cuts.

    Major US stock market indexes repeatedly hit all-time highs throughout the fiscal year. The stock market rally that began after the 2016 presidential election continued for much of the fiscal year, fueled by generally positive economic data, strong corporate earnings and improved consumer confidence. Finally, after much debate in Congress, a tax reform bill was signed into law in December 2017. While its enactment further strengthened stocks, its effect on the US economy remained uncertain. Volatility returned to equity markets in February 2018, driven by prospects for rising inflation, before returning to more normalized levels at the end of the fiscal year.

    From a real estate investment trust (REIT) perspective weakness was seen in REITs late in the fiscal year, due, in part, to rising interest rates and increased inflation expectations. It is not uncommon for REIT shares to face temporary headwinds during periods of changing interest rates. Additionally, real estate fundamentals have decelerated, focusing investor attention on other sectors offering more attractive growth prospects.

    The current real estate cycle is now nearly a decade old and, as such, is maturing. This suggests lower levels of rental growth and an environment in which better business models may deliver better performance. New construction, which can become an issue in the maturing phase of a real estate investment cycle, is still under control in most parts of the world and most landlords continue to retain some degree of pricing power. Further, the real estate sector ended the fiscal year trading, on average, at attractive valuations relative to the long-term average.

    Key contributors to the Fund’s performance versus its style-specific benchmark for the fiscal year included security

Portfolio Composition
By property type	% of total net assets

Infrastructure	16.0%
Apartments	13.1
Industrial/Office: Office	11.8
Regional Malls	8.7
Industrial/Office: Industrial	7.4
Self Storage Facilities	6.7
Data Centres	6.6
Health Care	5.7
Timber REITs	5.3
Lodging-Resorts	4.6
Shopping Centers	4.2
Freestanding	3.0
Single Family Homes	2.0
Diversified	1.7
Specialty Properties	1.6
Manufactured Homes	0.9
Money Market Funds
Plus Other Assets Less Liabilities	0.7

Top 10 Equity Holdings*
	% of total net assets

1.	American Tower Corp. – Class A	8.0%
2.	Crown Castle International Corp.	6.5
3.	Simon Property Group, Inc.	5.2
4.	Equinix, Inc.	4.6
5.	Prologis, Inc.	4.5
6.	Public Storage	4.4
7.	Weyerhaeusr Co.	4.0
8.	Boston Properties, Inc.	3.4
9.	Equity Residential	3.3
10.	AvalonFay Communities, Inc.	3.3

Total Net Assets	$1.4 billion

Total Number of Holdings*	60

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of February 28, 2018.

4                         Invesco Real Estate Fund

selection and an overweight allocation in infrastructure, office and timber REITs. Underweight exposure in shopping centers and health care REITs, as well as security selection in lodging/resorts and manufactured homes, also contributed to the Fund’s relative return.

    Primary detractors from relative Fund performance for the fiscal year included security selection in the following REIT sectors: diversified, apartments, single-family homes, freestanding retail and self-storage. Overweight exposure to regional malls also detracted from the Fund’s relative return.

    Top contributors to the Fund’s absolute performance for the fiscal year included American Tower and Crown Castle International. Both American Tower and Crown Castle are owner/operators of wireless infrastructure; both are structured as REITs. Both companies reported favorable financial results for the fiscal year. We believed tower companies were favorably positioned from a fundamental standpoint, with positive cash flow growth supported by the strong demand driven by continued adoption of smartphones.

    Top detractors from the Fund’s absolute performance for the fiscal year included Simon Property Group and Vornado Realty Trust. Headlines relating to retail store closure announcements and bankruptcy filings gained increasing investor attention during the fiscal year, resulting in underperformance for the regional mall and shopping center sectors. Store closure activity has generally been concentrated in lower-productivity malls as retailers continue to rationalize store counts in response to the changing retail landscape. Retailers are increasingly concentrating their store lineups in the highest-quality locations with the strongest shopper demographics, which we believe could favor higher-quality mall and shopping center companies. Furthermore, a spate of merger and acquisition activity toward the end of the fiscal year was reflective of the relatively depressed valuations by historical standards.

    Simon Property Group is the largest mall owner in the US, with a deep management team and strong execution track record. Further, we believe the company tends to trade at an attractive valuation versus its peers and we believe Simon has above-average growth potential. Vornado owns high-quality office and retail properties, primarily in Washington, DC, and New York. Vornado may have underperformed for the fiscal year due to shareholder turnover as a result of the spinoff of the company’s Washington, DC, assets into a new publicly-traded REIT, JBG Smith (not a Fund holding).

    At the close of the fiscal year, the Fund had an underweight allocation to the following REIT sectors relative to its style-specific benchmark: diversified, health care, specialty properties, shopping centers, lodging/resorts, manufactured homes and freestanding retail. The Fund remained focused on companies with above-average cash flow growth rates, stronger balance sheets and reasonable valuations. This was reflected in our overweight exposure to the apartments, infrastructure, office, timber, self-storage, single-family rental and data center REIT sectors.

    Systematic factors have been key drivers of real estate performance in recent years. At the close of the fiscal year, we did not believe these drivers will disappear in 2018 – but we did believe that market performance may be more affected by fundamental and stock-specific factors. Property market fundamentals are expected to remain positive but growth is likely to slow as supply has begun to meet demand in many markets and sectors within the US. Non-traditional sectors, such as infrastructure and data centers, offer the best prospects for growth as demand continues to outpace new supply, we believe.

    Overall, throughout the fiscal year, we maintained a bias toward sectors with better relative growth prospects, companies with higher-quality assets, supply-constrained real estate markets and companies with generally lower-leveraged balance sheets. In an environment in which risk-free rates may continue to modestly rise over the mid-term, we maintained a bias toward companies with above-average earnings growth prospects.

    We thank you for your continued investment in Invesco Real Estate Fund.

1    US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez, Jr. Portfolio Manager, is lead manager of Invesco Real Estate Fund. He is Head of Global Securities with Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Real Estate Fund. He joined Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.

James Cowen Portfolio Manager, is manager of Invesco Real Estate Fund. He joined Invesco in 2000. Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Real Estate Fund. He joined Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

5                              Invesco Real Estate Fund

Darin Turner Portfolio Manager, is manager of Invesco Real Estate Fund. He joined Invesco in 2005. Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping-Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Real Estate Fund. She joined Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

6                              Invesco Real Estate Fund

Your Fund’s Long-Term Performance

1   Source: FactSet Research Systems Inc.

2   Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 10

the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Property type classifications used in this report are generally according to the FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity All REITs Index, which is exclusively owned by NAREIT.

7                              Invesco Real Estate Fund

Average Annual Total Returns
As of 2/28/18, including maximum applicable sales charges
Class A Shares
Inception (12/31/96)	8.66%
10 Years	5.59
5 Years	4.81
1 Year	-10.59

Class C Shares
Inception (5/1/95)	9.43%
10 Years	5.39
5 Years	5.21
1 Year	-6.97

Class R Shares
Inception (4/30/04)	8.62%
10 Years	5.92
5 Years	5.75
1 Year	-5.56

Class Y Shares
10 Years	6.43%
5 Years	6.27
1 Year	-5.13

Investor Class Shares
Inception (9/30/03)	9.08%
10 Years	6.19
5 Years	6.01
1 Year	-5.29

Class R5 Shares
Inception (4/30/04)	9.35%
10 Years	6.63
5 Years	6.40
1 Year	-5.01

Class R6 Shares
10 Years	6.45%
5 Years	6.49
1 Year	-4.93

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and

Average Annual Total Returns
As of 12/31/17, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (12/31/96)	9.23%
10 Years	6.21
5 Years	7.54
1 Year	2.47

Class B Shares*
Inception (3/3/98)	8.95%
10 Years	6.16
5 Years	7.69
1 Year	2.62

Class C Shares
Inception (5/1/95)	9.98%
10 Years	6.01
5 Years	7.95
1 Year	6.61

Class R Shares
Inception (4/30/04)	9.49%
10 Years	6.54
5 Years	8.49
1 Year	8.15

Class Y Shares
10 Years	7.05%
5 Years	9.02
1 Year	8.66

Investor Class Shares
Inception (9/30/03)	9.93%
10 Years	6.81
5 Years	8.78
1 Year	8.52

Class R5 Shares
Inception (4/30/04)	10.23%
10 Years	7.25
5 Years	9.17
1 Year	8.86

Class R6 Shares
10 Years	7.07%
5 Years	9.26
1 Year	8.96
* Effective January 26, 2018, Class B shares were converted to Class A shares.

the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.24%,

1.99%, 1.99%, 1.49%, 0.99%, 1.23%, 0.89% and 0.80%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. Note: Effective January 26, 2018, Class B shares were converted to Class A shares. No CDSC was paid in connection with this early conversion. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

8                         Invesco Real Estate Fund

Invesco Real Estate Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Effective January 26, 2018, all outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. See the prospectus for more information.

Principal risks of investing in the Fund

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

9                         Invesco Real Estate Fund

such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	REIT risk/real estate risk. The Fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, the Fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of US REITs.
∎	The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of continued on page 7

10                         Invesco Real Estate Fund

Schedule of Investments(a)

February 28, 2018

	Shares	Value
Common Stocks & Other Equity Interests–99.27%
Apartments–13.08%
American Campus Communities, Inc.	405,122	$14,778,851
AvalonBay Communities, Inc.	298,002	46,494,272
Education Realty Trust, Inc.	447,618	13,938,824
Equity Residential	827,661	46,539,378
Essex Property Trust, Inc.	190,666	42,676,771
Mid-America Apartment Communities, Inc.	209,323	17,964,100
		182,392,196

Data Centres–6.59%
CyrusOne Inc.	117,127	5,844,637
Digital Realty Trust, Inc.	107,941	10,863,182
Equinix, Inc.	164,035	64,318,124
QTS Realty Trust, Inc.–Class A	334,948	10,808,772
		91,834,715

Diversified–1.71%
BGP Holdings PLC (Malta) (Acquired 08/06/2009; Cost $0)(b)(c)(d)	3,547,941	0
Vornado Realty Trust	248,449	16,514,405
Washington REIT	291,509	7,369,348
		23,883,753

Freestanding–3.02%
National Retail Properties, Inc.	450,311	16,769,582
Realty Income Corp.	513,641	25,260,864
		42,030,446

Health Care–5.69%
HCP, Inc.	249,818	5,406,061
Healthcare Realty Trust, Inc.	1,015,021	26,948,808
National Health Investors, Inc.	192,188	12,467,236
Ventas, Inc.	270,758	13,083,027
Welltower Inc.	408,974	21,471,137
		79,376,269

Industrial/Office: Industrial–7.42%
Cabot Industrial Value Fund II LP (Acquired 11/10/2005-05/12/2009; Cost $20,133)(b)(c)(d)(e)	6,533	31,826
EastGroup Properties, Inc.	14,589	1,182,147
Exeter Industrial Value Fund LP (Acquired 11/06/2007-04/18/2011; Cost $3,554,748)(b)(c)(d)(e)	4,185,000	425,676
Liberty Property Trust	737,760	28,964,457
Prologis, Inc.	1,042,285	63,245,854
Terreno Realty Corp.	287,933	9,591,048
		103,441,008

Industrial/Office: Office–11.76%
Alexandria Real Estate Equities, Inc.	113,797	13,804,714
Boston Properties, Inc.	399,550	47,494,509
Brandywine Realty Trust	485,641	7,605,138

	Shares	Value
Industrial/Office: Office–(continued)
BRCP Realty II LP (Acquired 10/02/2006-04/04/2011; Cost $3,930,551)(b)(c)(d)(e)	4,646,429	$423,257
Columbia Property Trust, Inc.	497,031	10,353,156
Cousins Properties, Inc.	1,720,102	14,345,651
Hudson Pacific Properties Inc.	1,145,648	36,168,107
Kilroy Realty Corp.	191,771	13,059,605
SL Green Realty Corp.	214,048	20,745,532
		163,999,669

Infrastructure–16.02%
American Tower Corp.–Class A	800,873	111,585,635
Crown Castle International Corp.	818,361	90,068,812
SBA Communications Corp.–Class A(d)	138,349	21,758,147
		223,412,594

Lodging-Resorts–4.59%
Apple Hospitality REIT, Inc.	655,039	11,129,113
Host Hotels & Resorts Inc.	870,592	16,158,187
Park Hotels & Resorts Inc.	641,005	16,659,720
Pebblebrook Hotel Trust	260,444	8,857,700
Sunstone Hotel Investors, Inc.	775,783	11,194,549
		63,999,269

Manufactured Homes–0.94%
Sun Communities, Inc.	148,906	13,038,209

Regional Malls–8.71%
GGP Inc.	1,266,533	26,812,503
Macerich Co. (The)	368,756	21,734,479
Simon Property Group, Inc.	474,576	72,852,162
		121,399,144

Self Storage Facilities–6.68%
Extra Space Storage Inc.	376,892	32,054,664
Public Storage	314,270	61,106,659
		93,161,323

Shopping Centers–4.18%
Acadia Realty Trust	338,851	8,159,532
Federal Realty Investment Trust	239,901	27,334,320
Regency Centers Corp.	200,387	11,644,489
Retail Opportunity Investments Corp.	645,565	11,077,895
		58,216,236

Single Family Homes–2.02%
American Homes 4 Rent–Class A	863,533	16,571,198
Invitation Homes Inc.	532,463	11,581,070
		28,152,268

Specialty Properties–1.60%
Americold Realty Trust(d)	258,119	4,646,142
Iron Mountain Inc.	188,615	5,933,828

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Real Estate Fund

	Shares	Value
Specialty Properties–(continued)
Lamar Advertising Co.–Class A	175,991	$11,698,122
		22,278,092

Timber REITs–5.26%
Rayonier Inc.	523,763	17,802,704
Weyerhaeuser Co.	1,586,888	55,588,687
		73,391,391
Total Common Stocks & Other Equity Interests (Cost $1,165,716,138)		1,384,006,582

Money Market Funds–0.64%
Invesco Government & Agency Portfolio– Institutional Class, 1.30%(f)	3,127,212	3,127,212

	Shares	Value
Invesco Liquid Assets Portfolio–Institutional Class, 1.55%(f)	2,233,605	$2,233,829
Invesco Treasury Portfolio–Institutional Class, 1.29%(f)	3,573,957	3,573,957
Total Money Market Funds (Cost $8,934,998)		8,934,998
TOTAL INVESTMENTS IN SECURITIESS–99.91% (Cost $1,174,651,136)		1,392,941,580
OTHER ASSETS LESS LIABILITIES–0.09%		1,236,328
NET ASSETS–100.00%		$1,394,177,908

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2018 was $880,759, which represented less than 1% of the Fund’s Net Assets.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	Non-income producing security.
(e)	The Fund has a remaining commitment to purchase additional interests, which are subject to the terms of the limited partnership agreements for the following securities:

Security	Remaining Commitment	Percent Ownership
Exeter Industrial Value Fund LP	$315,000	1.26%
Cabot Industrial Value Fund II LP	233,500	0.80
BRCP Realty II LP	176,786	0.73

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Real Estate Fund

Statement of Assets and Liabilities

February 28, 2018

Assets:
Investments in securities, at value (Cost $1,165,716,138)	$1,384,006,582
Investments in affiliated money market funds, at value and cost	8,934,998
Foreign currencies, at value (Cost $223)	231
Receivable for:
Investments sold	9,698,222
Fund shares sold	1,691,779
Dividends	1,403,763
Investment for trustee deferred compensation and retirement plans	351,791
Other assets	41,468
Total assets	1,406,128,834

Liabilities:
Payable for:
Investments purchased	5,964,169
Fund shares reacquired	4,496,697
Accrued fees to affiliates	915,053
Accrued trustees’ and officers’ fees and benefits	7,678
Accrued other operating expenses	172,103
Trustee deferred compensation and retirement plans	395,226
Total liabilities	11,950,926
Net assets applicable to shares outstanding	$1,394,177,908

Net assets consist of:
Shares of beneficial interest	$1,161,349,509
Undistributed net investment income	6,536,544
Undistributed net realized gain	8,001,403
Net unrealized appreciation	218,290,452
$1,394,177,908

Net Assets:
Class A	$659,463,606
Class C	$76,811,284
Class R	$74,367,451
Class Y	$191,202,524
Investor Class	$32,868,211
Class R5	$258,598,609
Class R6	$100,866,223

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	34,126,232
Class C	4,000,242
Class R	3,844,072
Class Y	9,895,956
Investor Class	1,705,282
Class R5	13,386,708
Class R6	5,222,541
Class A:
Net asset value per share	$19.32
Maximum offering price per share
(Net asset value of $19.32 ÷ 94.50%)	$20.44
Class C:
Net asset value and offering price per share	$19.20
Class R:
Net asset value and offering price per share	$19.35
Class Y:
Net asset value and offering price per share	$19.32
Investor Class:
Net asset value and offering price per share	$19.27
Class R5:
Net asset value and offering price per share	$19.32
Class R6:
Net asset value and offering price per share	$19.31

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Real Estate Fund

Statement of Operations

For the year ended February 28, 2018

Investment income:
Dividends	$44,017,215
Dividends from affiliated money market funds	141,926
Total investment income	44,159,141

Expenses:
Advisory fees	12,162,107
Administrative services fees	400,982
Custodian fees	53,098
Distribution fees:
Class A	1,971,131
Class B	24,690
Class C	970,364
Class R	449,483
Investor Class	81,918
Transfer agent fees — A, B, C, R, Y and Investor	2,835,736
Transfer agent fees — R5	313,250
Transfer agent fees — R6	15,875
Trustees’ and officers’ fees and benefits	45,235
Registration and filing fees	145,574
Reports to shareholders	210,947
Professional services fees	78,056
Other	42,808
Total expenses	19,801,254
Less: Fees waived and expense offset arrangement(s)	(31,339)
Net expenses	19,769,915
Net investment income	24,389,226

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	79,860,413
Foreign currencies	(519)
79,859,894
Change in net unrealized appreciation (depreciation) of:
Investment securities	(180,743,861)
Foreign currencies	(616)
(180,744,477)
Net realized and unrealized gain (loss)	(100,884,583)
Net increase (decrease) in net assets resulting from operations	$(76,495,357)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 28, 2018 and 2017

	2018	2017
Operations:
Net investment income	$24,389,226	$28,293,295
Net realized gain	79,859,894	190,615,735
Change in net unrealized appreciation (depreciation)	(180,744,477)	75,855,919
Net increase (decrease) in net assets resulting from operations	(76,495,357)	294,764,949

Distributions to shareholders from net investment income:
Class A	(9,241,944)	(17,600,208)
Class B	(12,529)	(47,928)
Class C	(400,853)	(1,201,280)
Class R	(828,290)	(1,581,153)
Class Y	(3,226,225)	(3,828,726)
Investor Class	(451,418)	(764,051)
Class R5	(4,918,783)	(8,530,196)
Class R6	(1,772,365)	(2,356,836)
Total distributions from net investment income	(20,852,407)	(35,910,378)

Distributions to shareholders from net realized gains:
Class A	(35,136,725)	(120,568,910)
Class B	(84,989)	(565,350)
Class C	(4,205,725)	(15,056,666)
Class R	(3,990,534)	(13,187,885)
Class Y	(10,595,270)	(24,609,568)
Investor Class	(1,729,770)	(5,301,735)
Class R5	(13,974,799)	(50,491,030)
Class R6	(5,335,878)	(13,333,258)
Total distributions from net realized gains	(75,053,690)	(243,114,402)

Share transactions–net:
Class A	(181,003,795)	(137,545,416)
Class B	(3,847,840)	(1,984,477)
Class C	(30,523,346)	(10,880,663)
Class R	(18,540,642)	(1,471,564)
Class Y	13,484,810	32,088,676
Investor Class	(5,076,957)	(1,942,836)
Class R5	(55,431,974)	(33,892,885)
Class R6	2,235,362	11,364,807
Net increase (decrease) in net assets resulting from share transactions	(278,704,382)	(144,264,358)
Net increase (decrease) in net assets	(451,105,836)	(128,524,189)

Net assets:
Beginning of year	1,845,283,744	1,973,807,933
End of year (includes undistributed net investment income of $6,536,544 and $4,540,519, respectively)	$1,394,177,908	$1,845,283,744

Notes to Financial Statements

February 28, 2018

NOTE 1—Significant Accounting Policies

Invesco Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements

15                         Invesco Real Estate Fund

pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to conversion date were subject to CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

16                         Invesco Real Estate Fund

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on

17                         Invesco Real Estate Fund

investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the year ended February 28, 2018, the effective advisory fees incurred by the Fund was 0.73%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

18                         Invesco Real Estate Fund

For the year ended February 28, 2018, the Adviser waived advisory fees of $16,816.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2018, IDI advised the Fund that IDI retained $62,404 in front-end sales commissions from the sale of Class A shares and $4,616, $97 and $2,784 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended February 28, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,383,125,823	$—	$880,759	$1,384,006,582
Money Market Funds	8,934,998	—	—	8,934,998
Total Investments	$1,392,060,821	$—	$880,759	$1,392,941,580

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $14,523.

19                         Invesco Real Estate Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2018 and 2017:

	2018	2017
Ordinary income	$20,851,436	$56,294,550
Long-term capital gain	75,054,661	222,730,230
Total distributions	$95,906,097	$279,024,780

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$4,265,565
Undistributed long-term gain	19,427,238
Net unrealized appreciation — investments	209,482,477
Net unrealized appreciation — foreign currencies	8
Temporary book/tax differences	(346,889)
Shares of beneficial interest	1,161,349,509
Total net assets	$1,394,177,908

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2018 was $721,544,525 and $1,054,606,961, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$275,137,970
Aggregate unrealized (depreciation) of investments	(65,655,493)
Net unrealized appreciation of investments	$209,482,477

Cost of investments for tax purposes is $1,183,459,103.

20                         Invesco Real Estate Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships and capital gains distributions on February 28, 2018, undistributed net investment income was decreased by $1,540,794 and undistributed net realized gain was increased by $1,540,794. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended February 28,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	4,650,329	$99,163,083	8,076,290	$191,316,398
Class B(b)	1,777	38,280	11,837	282,110
Class C	244,072	5,169,149	740,337	17,110,493
Class R	558,728	11,930,006	1,015,174	24,030,081
Class Y	5,326,875	113,662,439	3,944,687	93,029,993
Investor Class	98,383	2,088,339	234,277	5,507,093
Class R5	3,142,904	67,143,659	5,072,866	118,906,813
Class R6	2,845,498	61,093,082	3,544,898	84,877,405

Issued as reinvestment of dividends:
Class A	1,966,006	42,031,578	6,240,843	130,849,793
Class B(b)	4,253	90,828	27,721	578,354
Class C	203,023	4,314,353	731,413	15,176,279
Class R	225,141	4,818,805	703,866	14,737,337
Class Y	502,135	10,728,167	1,098,147	23,063,006
Investor Class	98,568	2,102,260	280,610	5,867,805
Class R5	877,356	18,740,681	2,803,104	58,791,250
Class R6	323,543	6,907,768	721,532	15,129,354

Conversion of Class B shares to Class A shares:(c)
Class A	111,560	2,309,292	73,765	1,703,151
Class B	(110,096)	(2,309,292)	(73,806)	(1,703,151)

Reacquired:
Class A	(15,228,717)	(324,507,748)	(19,708,936)	(461,414,758)
Class B(b)	(77,267)	(1,667,656)	(49,567)	(1,141,790)
Class C	(1,892,081)	(40,006,848)	(1,877,132)	(43,167,435)
Class R	(1,654,000)	(35,289,453)	(1,743,725)	(40,238,982)
Class Y	(5,239,250)	(110,905,796)	(3,636,759)	(84,004,323)
Investor Class	(436,168)	(9,267,556)	(571,504)	(13,317,734)
Class R5	(6,608,281)	(141,316,314)	(9,373,243)	(211,590,948)
Class R6	(3,082,443)	(65,765,488)	(3,713,744)	(88,641,952)
Net increase (decrease) in share activity	(13,148,152)	$(278,704,382)	(5,427,049)	$(144,264,358)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B Shares activity for the period March 1, 2017 through January 26,2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

21                         Invesco Real Estate Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/18	$21.64	$0.30	$(1.35)	$(1.05)	$(0.25)	$(1.02)	$(1.27)	$19.32	(5.38)%		$659,464	1.27	%(d)	1.27	%(d)	1.38	%(d)	44%
Year ended 02/28/17	21.76	0.31	2.97	3.28	(0.41)	(2.99)	(3.40)	21.64	15.74		922,255	1.24		1.24		1.31		52
Year ended 02/29/16	27.02	0.39	(1.75)	(1.36)	(0.29)	(3.61)	(3.90)	21.76	(5.26)		1,043,135	1.25		1.25		1.57		80
Year ended 02/28/15	23.34	0.26	4.69	4.95	(0.21)	(1.06)	(1.27)	27.02	21.53		1,363,062	1.24		1.24		1.03		23
Year ended 02/28/14	25.21	0.23	1.02	1.25	(0.27)	(2.85)	(3.12)	23.34	6.15		1,229,818	1.25		1.25		0.94		50
Class B
Year ended 02/28/18(e)	21.61	0.13	0.06	0.19	(0.08)	(1.02)	(1.10)	20.70	0.76		—	2.01	(d)(g)	2.01	(d)(g)	0.64	(d)(g)	44
Year ended 02/28/17	21.73	0.13	2.97	3.10	(0.23)	(2.99)	(3.22)	21.61	14.87		3,919	1.99		1.99		0.56		52
Year ended 02/29/16	26.99	0.21	(1.76)	(1.55)	(0.10)	(3.61)	(3.71)	21.73	(6.00)		5,762	2.00		2.00		0.82		80
Year ended 02/28/15	23.33	0.07	4.69	4.76	(0.04)	(1.06)	(1.10)	26.99	20.61		9,276	1.99		1.99		0.28		23
Year ended 02/28/14	25.19	0.05	1.02	1.07	(0.08)	(2.85)	(2.93)	23.33	5.35		10,390	2.00		2.00		0.19		50
Class C
Year ended 02/28/18	21.50	0.14	(1.34)	(1.20)	(0.08)	(1.02)	(1.10)	19.20	(6.04)		76,811	2.02	(d)	2.02	(d)	0.63	(d)	44
Year ended 02/28/17	21.64	0.13	2.95	3.08	(0.23)	(2.99)	(3.22)	21.50	14.84		117,090	1.99		1.99		0.56		52
Year ended 02/29/16	26.89	0.21	(1.76)	(1.55)	(0.09)	(3.61)	(3.70)	21.64	(5.98)		126,592	2.00		2.00		0.82		80
Year ended 02/28/15	23.25	0.07	4.67	4.74	(0.04)	(1.06)	(1.10)	26.89	20.60		165,146	1.99		1.99		0.28		23
Year ended 02/28/14	25.11	0.05	1.02	1.07	(0.08)	(2.85)	(2.93)	23.25	5.37		137,528	2.00		2.00		0.19		50
Class R
Year ended 02/28/18	21.66	0.24	(1.34)	(1.10)	(0.19)	(1.02)	(1.21)	19.35	(5.56)		74,367	1.52	(d)	1.52	(d)	1.13	(d)	44
Year ended 02/28/17	21.78	0.25	2.97	3.22	(0.35)	(2.99)	(3.34)	21.66	15.43		102,102	1.49		1.49		1.06		52
Year ended 02/29/16	27.04	0.33	(1.76)	(1.43)	(0.22)	(3.61)	(3.83)	21.78	(5.50)		103,196	1.50		1.50		1.32		80
Year ended 02/28/15	23.35	0.20	4.70	4.90	(0.15)	(1.06)	(1.21)	27.04	21.25		145,832	1.49		1.49		0.78		23
Year ended 02/28/14	25.22	0.17	1.01	1.18	(0.20)	(2.85)	(3.05)	23.35	5.85		125,586	1.50		1.50		0.69		50
Class Y
Year ended 02/28/18	21.63	0.35	(1.34)	(0.99)	(0.30)	(1.02)	(1.32)	19.32	(5.09)		191,203	1.02	(d)	1.02	(d)	1.63	(d)	44
Year ended 02/28/17	21.76	0.37	2.96	3.33	(0.47)	(2.99)	(3.46)	21.63	15.98		201,330	0.99		0.99		1.56		52
Year ended 02/29/16	27.02	0.46	(1.75)	(1.29)	(0.36)	(3.61)	(3.97)	21.76	(5.02)		171,879	1.00		1.00		1.82		80
Year ended 02/28/15	23.34	0.33	4.69	5.02	(0.28)	(1.06)	(1.34)	27.02	21.83		224,733	0.99		0.99		1.28		23
Year ended 02/28/14	25.21	0.30	1.01	1.31	(0.33)	(2.85)	(3.18)	23.34	6.40		138,173	1.00		1.00		1.19		50
Investor Class
Year ended 02/28/18	21.58	0.30	(1.34)	(1.04)	(0.25)	(1.02)	(1.27)	19.27	(5.33	)(f)	32,868	1.23	(d)(f)	1.23	(d)(f)	1.42	(d)(f)	44
Year ended 02/28/17	21.71	0.31	2.96	3.27	(0.41)	(2.99)	(3.40)	21.58	15.73	(f)	41,961	1.23	(f)	1.23	(f)	1.32	(f)	52
Year ended 02/29/16	26.97	0.39	(1.75)	(1.36)	(0.29)	(3.61)	(3.90)	21.71	(5.27)		43,435	1.25		1.25		1.57		80
Year ended 02/28/15	23.30	0.26	4.68	4.94	(0.21)	(1.06)	(1.27)	26.97	21.52		73,852	1.24		1.24		1.03		23
Year ended 02/28/14	25.17	0.23	1.02	1.25	(0.27)	(2.85)	(3.12)	23.30	6.14		52,055	1.25		1.25		0.94		50
Class R5
Year ended 02/28/18	21.63	0.38	(1.34)	(0.96)	(0.33)	(1.02)	(1.35)	19.32	(4.96)		258,599	0.89	(d)	0.89	(d)	1.76	(d)	44
Year ended 02/28/17	21.76	0.39	2.96	3.35	(0.49)	(2.99)	(3.48)	21.63	16.12		345,558	0.89		0.89		1.66		52
Year ended 02/29/16	27.02	0.49	(1.75)	(1.26)	(0.39)	(3.61)	(4.00)	21.76	(4.89)		380,119	0.87		0.87		1.95		80
Year ended 02/28/15	23.35	0.36	4.68	5.04	(0.31)	(1.06)	(1.37)	27.02	21.94		465,368	0.87		0.87		1.40		23
Year ended 02/28/14	25.22	0.33	1.02	1.35	(0.37)	(2.85)	(3.22)	23.35	6.57		403,475	0.88		0.88		1.31		50
Class R6
Year ended 02/28/18	21.63	0.40	(1.35)	(0.95)	(0.35)	(1.02)	(1.37)	19.31	(4.93)		100,866	0.80	(d)	0.80	(d)	1.85	(d)	44
Year ended 02/28/17	21.75	0.41	2.97	3.38	(0.51)	(2.99)	(3.50)	21.63	16.28		111,069	0.80		0.80		1.75		52
Year ended 02/29/16	27.02	0.51	(1.76)	(1.25)	(0.41)	(3.61)	(4.02)	21.75	(4.85)		99,691	0.78		0.78		2.04		80
Year ended 02/28/15	23.34	0.39	4.68	5.07	(0.33)	(1.06)	(1.39)	27.02	22.10		107,792	0.78		0.78		1.49		23
Year ended 02/28/14	25.22	0.35	1.01	1.36	(0.39)	(2.85)	(3.24)	23.34	6.61		24,815	0.79		0.79		1.40		50

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $788,461, $2,720, $97,036, $89,897, $227,008, $38,252, $313,338 and $108,411 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Reflects activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.21% and 0.24% for the years ended February 28, 2018 and February 28, 2017, respectively.
(g)	Annualized.

22                         Invesco Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 27, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

23                         Invesco Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2017 through February 28, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/18)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/18)	Expenses Paid During Period[2]
A	$1,000.00	$927.10	$5.97	$1,018.60	$6.26	1.25%
C	1,000.00	924.10	9.54	1,014.88	9.99	2.00
R	1,000.00	926.50	7.16	1,017.36	7.50	1.50
Y	1,000.00	928.30	4.78	1,019.84	5.01	1.00
Investor	1,000.00	928.00	5.78	1,018.79	6.06	1.21
R5	1,000.00	929.30	4.31	1,020.33	4.51	0.90
R6	1,000.00	929.30	3.87	1,020.78	4.06	0.81

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2017 through February 28, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24                         Invesco Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$75,054,661
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco

			N/A	N/A

T-3                         Invesco Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
		Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Real Estate Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	REA-AR-1	04252018	1146

Annual Report to Shareholders	February 28, 2018

Invesco Short Duration Inflation Protected Fund Nasdaq: A: LMTAX ∎ A2: SHTIX ∎ Y: LMTYX ∎ R5: ALMIX ∎ R6: SDPSX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    For much of the reporting period, major US stock market indexes rose to record highs – but in early 2018, volatility returned to the US stock and bond markets. Investors worried about how rising interest rates might affect economic growth; those concerns caused the US stock market, which many investors believed had risen too far, too fast, to pull back. Throughout the reporting period, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive, particularly after passage of legislation cutting personal and corporate tax rates in December. The US economy expanded throughout the reporting period, and the first signs of rising inflation appeared. In response, the US Federal Reserve raised interest rates three times, and the tone of its statements grew more hawkish regarding potential rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Short Duration Inflation Protected Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Short Duration Inflation Protected Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2018, Class A shares of Invesco Short Duration Inflation Protected Fund (the Fund), at net asset value (NAV), underperfomed the Fund’s broad market/style-specific benchmark, the ICE BofAML 1-5 Year US Inflation-Linked Treasury Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/17 to 2/28/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.86%
Class A2 Shares	-0.76
Class Y Shares	-0.51
Class R5 Shares	-0.60
Class R6 Shares	-0.48
ICE BofAML 1-5 Year US Inflation-Linked Treasury Index▼ (Broad Market/Style-Specific Index)	-0.25
Lipper Inflation Protected Bond Funds Index⬛ (Peer Group Index)	-0.06
Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

For the fiscal year, shorter-term US Treasury Inflation-Protected Securities (TIPS) produced negative returns as the ICE BofAML 1-5 Year US Inflation-Linked Index fell to -0.25%. Positive inflation accruals and coupon payments partially offset losses. The average yield on the index increased 90 basis points ending the period at 0.30% as TIPS sold off against a strong growth backdrop.1 (A basis point is one one-hundredth of a percentage point.)

    The fiscal year began amid a backdrop of global growth and tightening financial conditions. In a fully anticipated move, the US Federal Reserve Bank (the Fed) hiked the federal funds target rate in March 2017 by 25 basis points to a range of 0.75% to 1.00%.2 The statement accompanying the 25 basis point increase and official Fed forecasts, however, suggested a more gradual path of interest rate hikes than the tone of earlier communications had led the market to expect. This shift in tone helped ease pressure on US Treasuries, which subsequently led other core government bond yields lower. During this time, the US experienced surprisingly low inflation. After peaking at 2.7% in February 2017, annual growth in the Consumer Price Index dropped steadily to 1.7% by July as decreasing prices caused headwinds for inflation.3 Despite the lag in inflation, the Fed raised the fed funds target rate another 25 basis points at its June meeting, stating that the US economy was strengthening and any weakness in inflation was transitory.2

    During the second half of 2017, interest rates rose on the back of strong economic growth, higher inflation expectations and renewed expectations that the Fed would raise rates one more time. As expected, the Fed raised the fed funds target rate in December to a range of 1.25% to 1.50% highlighting the

Portfolio Composition
By US Treasuries

Maturity Date	Coupon Rate	% of Total Net Assets
4/15/2019	0.13%	11.90%
7/15/2019	1.38	3.89
1/15/2020	2.13	3.94
4/15/2020	0.13	11.73
7/15/2020	1.88	4.12
1/15/2021	1.38	5.04
4/15/2021	0.13	11.76
7/15/2021	1.25	8.50
1/15/2022	1.13	9.61
4/15/2022	0.13	10.39
7/15/2022	0.63	8.93
1/15/2023	0.13	10.00
Other Assets Less Liabilities		0.19

Total Net Assets	$788.3 million

Total Number of Holdings	12

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2018.

ongoing positive health of the US economy.2 In the final two months of the fiscal year, interest rates continued to rise, especially in the US, which weighed on the fixed income market. The market’s reaction was driven by greater fears of increasing interest rates due to higher wages combined with stronger global economic growth. Due to the increase in growth and inflation expectations, US Treasury yields rose as the 10-year US Treasury yield ended the fiscal year at 2.87%, 51 basis points higher than at the beginning of the fiscal year.4

    During the fiscal year, TIPS outperformed their nominal US Treasury bond counterparts on a maturity-matched basis as nominal yields on US Treasuries climbed steadily higher than real yields and as positive inflation accrued to TIPS. The difference between yields on maturity-matched nominal Treasuries and TIPS is a measure of inflation expectations, also known as breakeven inflation (the amount of inflation needed for TIPS to break even with nominal Treasuries). During the fiscal year, inflation expectations increased, that is, breakeven inflation widened.

    We seek to replicate the risk and return characteristics of the Fund’s broad market/style-specific index, the ICE BofAML 1-5 Year US Inflation-Linked Treasury Index, through a passively managed index strategy. For the fiscal year, the Fund generated negative returns and under-performed its broad market/style-specific benchmark. The Fund’s performance will typically lag its index due to fees.

    We wish to remind you that the Fund is subject to real interest rate risk, meaning the values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. However, the Fund invests in shorter-duration inflation-indexed securities, which tend to have less real interest rate risk. Inflation-indexed securities typically provide principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund’s income

4 Invesco Short Duration Inflation Protected Fund

from its investments in inflation-indexed securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed-income securities.

    We are monitoring real interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to real interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If real interest rates rise, inflation-indexed security markets may experience increased volatility, which may affect the value and/or liquidity of the Fund’s investments.

    Thank you for investing in Invesco Short Duration Inflation Protected Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg L.P.
2	Source: US Federal Reserve
3	Source: Bureau of Labor Statistics
4	Source: US Department of the Treasury

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Brian Schneider Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Short Duration Inflation
Protected Fund. He joined Invesco in 1987. Mr. Schneider earned a BA in economics and an MBA from Bellarmine University (formerly Bellarmine College).

Robert Young Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Short Duration Inflation Protected Fund. He

joined Invesco in 2001. Mr. Young earned a BA in economics from Cornell University and an MBA in finance and international business from Fordham University.

5 Invesco Short Duration Inflation Protected Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/08

1 Source: Lipper Inc.

2 Source: FactSet Research Systems Inc.

*The Fund’s oldest share class (Class R5) does not have a sales charge. Therefore, the second-oldest share class,

  which has a sales charge (Class A2), is also included in the chart.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Short Duration Inflation Protected Fund

Average Annual Total Returns
As of 2/28/18, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	1.17%
10 Years	0.36
5 Years	-0.18
1 Year	-3.33

Class A2 Shares
Inception (12/15/87)	3.76%
10 Years	0.58
5 Years	0.18
1 Year	-1.78

Class Y Shares
10 Years	0.76%
5 Years	0.48
1 Year	-0.51

Class R5 Shares
Inception (7/13/87)	4.02%
10 Years	0.81
5 Years	0.48
1 Year	-0.60

Class R6 Shares
10 Years	0.72%
5 Years	0.46
1 Year	-0.48

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares.

    Class R6 shares incepted on December 31, 2015. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class Y, Class R5 and Class R6 shares was 0.55%, 0.45%, 0.30%, 0.30% and

Average Annual Total Returns
As of 12/31/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	1.22%
10 Years	0.66
5 Years	-0.05
1 Year	-2.22

Class A2 Shares
Inception (12/15/87)	3.80%
10 Years	0.88
5 Years	0.30
1 Year	-0.65

Class Y Shares
10 Years	1.05%
5 Years	0.58
1 Year	0.54

Class R5 Shares
Inception (7/13/87)	4.06%
10 Years	1.11
5 Years	0.59
1 Year	0.45

Class R6 Shares
10 Years	1.01%
5 Years	0.56
1 Year	0.57

0.29%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class Y, Class R5 and Class R6 shares was 0.70%, 0.60%. 0.45%, 0.32% and 0.29%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

7 Invesco Short Duration Inflation Protected Fund

Invesco Short Duration Inflation Protected Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	As of the close of business October 30, 2002, Class A2 shares were closed to new investors.
∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Indexing risk. The Fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Fund’s portfolio. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Fund will be negatively affected by declines in the securities represented by the Index. Also, there is no guarantee that the Adviser will be able to correlate the Fund’s performance with that of the Index.
∎	Inflation-indexed securities risk. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates, and the Fund’s income from its investments in these securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed-income securities.
∎	Inflation-indexed securities tax risk. Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such

8 Invesco Short Duration Inflation Protected Fund

distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Sampling risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index and in the Fund holding securities not included in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the Index were held. The Fund’s use of a representative sampling approach may also include the risk that it may not track the return of the Index as well as it would have if the Fund held all of the securities in the Index.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions sub-

ject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.

About indexes used in this report

∎	The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index is a subset of the ICE BofAML US Inflation-Linked Treasury Index including all securities with a remaining term to final maturity less than five years.
∎	The Lipper Inflation Protected Bond Funds Index is an unmanaged index considered representative of inflation protected bond funds tracked by Lipper.
∎	The ICE BofAML US Inflation-Linked Treasury Index tracks the performance of US dollar-denominated inflation-linked sovereign debt publicly issued by the US government in its domestic market, with at least $1 billion in outstanding face value and a remaining term to final maturity of greater than one year.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
∎	CE Data Indices and its affiliates (ICE BofAML) indices and related information, the name “ICE BofAML“ and related trademarks, are intellectual property licensed from ICE BofAML, and may not be copied, used or distributed without ICE BofAML’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed or promoted by ICE BofAML. ICE BOFAML MAKES NO WARRANTIES AND BEARS
NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9 Invesco Short Duration Inflation Protected Fund

Schedule of Investments

February 28, 2018

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–99.90%
U.S. Treasury Inflation — Indexed Notes–99.90%(a)
U.S. Treasury Inflation — Indexed Notes	0.13%	04/15/2019	$84,996	$85,080,949
U.S. Treasury Inflation — Indexed Notes	1.88%	07/15/2019	28,606	29,475,758
U.S. Treasury Inflation — Indexed Notes	1.38%	01/15/2020	34,968	35,806,247
U.S. Treasury Inflation — Indexed Notes	0.13%	04/15/2020	85,300	85,042,875
U.S. Treasury Inflation — Indexed Notes	1.25%	07/15/2020	59,198	60,880,571
U.S. Treasury Inflation — Indexed Notes	1.13%	01/15/2021	67,078	68,662,967
U.S. Treasury Inflation — Indexed Notes	0.13%	04/15/2021	75,738	75,069,735
U.S. Treasury Inflation — Indexed Notes	0.63%	07/15/2021	63,448	64,184,077
U.S. Treasury Inflation — Indexed Notes	0.13%	01/15/2022	72,740	71,862,430
U.S. Treasury Inflation — Indexed Notes	0.13%	04/15/2022	73,014	71,878,080
U.S. Treasury Inflation — Indexed Notes	0.13%	07/15/2022	70,799	69,995,032
U.S. Treasury Inflation — Indexed Notes	0.13%	01/15/2023	70,945	69,623,937
TOTAL INVESTMENTS IN SECURITIES–99.90% (Cost $801,851,862)				787,562,658
OTHER ASSETS LESS LIABILITIES–0.10%				775,415
NET ASSETS–100.00%				$788,338,073

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 1H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Short Duration Inflation Protected Fund

Statement of Assets and Liabilities

February 28, 2018

Assets:
Investments in securities, at value (Cost $801,851,862)	$787,562,658
Receivable for:
Investments sold	899,171
Fund shares sold	465,086
Interest	544,969
Investment for trustee deferred compensation and retirement plans	106,791
Other assets	30,773
Total assets	789,609,448

Liabilities:
Payable for:
Fund shares reacquired	61,825
Amount due custodian	883,856
Accrued fees to affiliates	28,818
Accrued trustees’ and officers’ fees and benefits	4,907
Accrued other operating expenses	174,570
Trustee deferred compensation and retirement plans	117,399
Total liabilities	1,271,375
Net assets applicable to shares outstanding	$788,338,073

Net assets consist of:
Shares of beneficial interest	$809,646,251
Undistributed net investment income	209,319
Undistributed net realized gain (loss)	(7,228,293)
Net unrealized appreciation (depreciation)	(14,289,204)
$788,338,073

Net Assets:
Class A	$45,608,596
Class A2	$19,826,297
Class Y	$12,777,984
Class R5	$723,264
Class R6	$709,401,932

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,430,799
Class A2	1,924,164
Class Y	1,239,801
Class R5	70,149
Class R6	68,820,689
Class A:
Net asset value per share	$10.29
Maximum offering price per share
(Net asset value of $10.29 ÷ 97.50%)	$10.55
Class A2:
Net asset value per share	$10.30
Maximum offering price per share
(Net asset value of $10.30 ÷ 99.00%)	$10.40
Class Y:
Net asset value and offering price per share	$10.31
Class R5:
Net asset value and offering price per share	$10.31
Class R6:
Net asset value and offering price per share	$10.31

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Short Duration Inflation Protected Fund

Statement of Operations

For the year ended February 28, 2018

Investment income:
Interest	$4,266,533
Treasury Inflation-Protected Securities inflation adjustments	16,540,529
Total investment income	20,807,062

Expenses:
Advisory fees	1,540,981
Administrative services fees	206,100
Custodian fees	2,040
Distribution fees:
Class A	129,191
Class A2	31,341
Transfer agent fees — A, A2 and Y	116,123
Transfer agent fees — R5	249
Transfer agent fees — R6	3,033
Trustees’ and officers’ fees and benefits	32,390
Registration and filing fees	87,254
Licensing fees	161,826
Reports to shareholders	33,209
Professional services fees	46,990
Other	19,582
Total expenses	2,410,309
Less: Expenses reimbursed and expense offset arrangement(s)	(85,280)
Net expenses	2,325,029
Net investment income	18,482,033

Realized and unrealized gain(loss) from:
Net realized gain (loss) from investment securities	(6,441,494)
Change in net unrealized appreciation (depreciation) of investment securities	(16,248,513)
Net realized and unrealized gain (loss)	(22,690,007)
Net increase (decrease) in net assets resulting from operations	$(4,207,974)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Short Duration Inflation Protected Fund

Statement of Changes in Net Assets

For the years ended February 28, 2018 and 2017

	2018	2017
Operations:
Net investment income	$18,482,033	$7,179,636
Net realized gain (loss)	(6,441,494)	(419,207)
Change in net unrealized appreciation (depreciation)	(16,248,513)	526,020
Net increase (decrease) in net assets resulting from operations	(4,207,974)	7,286,449

Distributions to shareholders from net investment income:
Class A	(1,013,858)	(381,209)
Class A2	(414,164)	(211,900)
Class Y	(262,546)	(91,982)
Class R5	(19,635)	(7,453)
Class R6	(15,777,947)	(6,848,225)
Total distributions from net investment income	(17,488,150)	(7,540,769)

Return of capital:
Class A	—	(55,351)
Class A2	—	(111,719)
Class Y	—	(50,909)
Class R5	—	(3,446)
Class R6	—	(594,363)
Total Return of capital	—	(815,788)

Share transactions–net:
Class A	7,097,511	5,346,586
Class A2	(1,853,586)	(2,794,121)
Class Y	3,451,831	(929,834)
Class R5	(35,968)	170,641
Class R6	9,858,563	684,075,282
Net increase in net assets resulting from share transactions	18,518,351	685,868,554
Net increase (decrease) in net assets	(3,177,773)	684,798,446

Net assets:
Beginning of year	791,515,846	106,717,400
End of year (includes undistributed net investment income of $209,319 and $(807,621), respectively)	$788,338,073	$791,515,846

Notes to Financial Statements

February 28, 2018

NOTE 1—Significant Accounting Policies

Invesco Short Duration Inflation Protected Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.

The Fund currently consists of five different classes of shares: Class A, Class A2, Class Y, Class R5 and Class R6. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class Y, Class R5 and Class R6 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

13                         Invesco Short Duration Inflation Protected Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

14                         Invesco Short Duration Inflation Protected Fund

G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.20%
Over $500 million	0.175%

For the year ended February 28, 2018, the effective advisory fees incurred by the Fund was 0.19%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class Y, Class R5 and Class R6 shares to 0.55%, 0.45%, 0.30%, 0.30% and 0.30%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended February 28, 2018, the Adviser reimbursed class level expenses of $51,137, $20,676 and $11,733, of Class A, Class A2 and Class Y respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class A2 shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.15% of the Fund’s average daily net assets of Class A2 shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of Class A shares and up to 0.15% of the average daily net assets of Class A2 shares, may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2018, IDI advised the Fund that IDI retained $449 and $315 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively. Also, $35,722 from Class A for CDSC was imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

15                         Invesco Short Duration Inflation Protected Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2018, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended February 28, 2018, there were no material transfers between valuation levels.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,734.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

16                         Invesco Short Duration Inflation Protected Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2018 and 2017:

	2018	2017
Ordinary income	$17,488,150	$7,540,769
Return of capital	—	815,788
Total distributions	$17,488,150	$8,356,557

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$334,587
Net unrealized appreciation (depreciation) — investments	(15,397,322)
Temporary book/tax differences	(105,427)
Capital loss carryforward	(6,140,016)
Shares of beneficial interest	809,646,251
Total net assets	$788,338,073

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to TIPS and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,714,503	$4,425,513	$6,140,016

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Transactions

The aggregate amount of long-term U.S. government obligations purchased and sold by the Fund during the year ended February 28, 2018 was $388,155,189 and $384,065,056, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$—
Aggregate unrealized (depreciation) of investments	(15,397,322)
Net unrealized appreciation (depreciation) of investments	$(15,397,322)

Cost of investments for tax purposes is $802,959,980.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital and distributions, on February 28, 2018, undistributed net investment income was increased by $23,057, undistributed net realized gain (loss) was decreased by $71 and shares of beneficial interest was decreased by $22,986. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Short Duration Inflation Protected Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended February 28,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	6,133,062	$64,575,713	2,661,117	$28,132,749
Class A2	51,010	535,997	56,602	598,416
Class Y	977,734	10,268,470	976,163	10,305,747
Class R5	18,577	195,681	22,121	234,947
Class R6(b)	6,393,617	67,119,922	67,935,325	721,326,866

Issued as reinvestment of dividends:
Class A	90,719	942,546	38,300	403,622
Class A2	34,734	361,282	26,643	280,837
Class Y	24,112	250,800	13,208	139,329
Class R5	560	5,826	314	3,315
Class R6	1,516,248	15,777,725	706,714	7,442,432

Reacquired:
Class A	(5,571,823)	(58,420,748)	(2,193,301)	(23,189,785)
Class A2	(262,098)	(2,750,865)	(347,926)	(3,673,374)
Class Y	(673,842)	(7,067,439)	(1,073,519)	(11,374,910)
Class R5	(22,864)	(237,475)	(6,409)	(67,621)
Class R6	(6,974,112)	(73,039,084)	(4,222,070)	(44,694,016)
Net increase in share activity	1,735,634	$18,518,351	64,593,282	$685,868,554

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 86% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	During the year end February 28, 2017, Class R6 shares valued at $687,770,522 were issued to investors in the CollegeBound 529 program.

18                         Invesco Short Duration Inflation Protected Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/18	$10.58	$0.20	$(0.29)	$(0.09)	$(0.20)	$—	$—	$(0.20)	$10.29	(0.86)%	$45,609	0.55	%(d)	0.65	%(d)	2.02	%(d)	48%
Year ended 02/28/17	10.50	0.13	0.08	0.21	(0.12)	(0.01)	—	(0.13)	10.58	2.04	39,978	0.55		0.70		1.18		41
Year ended 02/29/16	10.42	(0.05)	0.14	0.09	(0.01)	—	—	(0.01)	10.50	0.83	34,373	0.52		0.90		(0.52)		199
Year ended 02/28/15	10.44	0.00	(0.02)	(0.02)	(0.00)	—	—	(0.00)	10.42	(0.15)	33,150	0.58		0.92		0.04		106
Year ended 02/28/14	10.47	0.00	(0.02)	(0.02)	(0.01)	—	(0.00)	(0.01)	10.44	(0.20)	41,627	0.50		0.83		0.02		136
Class A2
Year ended 02/28/18	10.59	0.22	(0.30)	(0.08)	(0.21)	—	—	(0.21)	10.30	(0.76)	19,826	0.45	(d)	0.55	(d)	2.12	(d)	48
Year ended 02/28/17	10.51	0.13	0.09	0.22	(0.13)	(0.01)	—	(0.14)	10.59	2.14	22,234	0.45		0.60		1.28		41
Year ended 02/29/16	10.42	(0.05)	0.15	0.10	(0.01)	—	—	(0.01)	10.51	0.92	24,851	0.50		0.80		(0.50)		199
Year ended 02/28/15	10.45	0.00	(0.03)	(0.03)	(0.00)	—	—	(0.00)	10.42	(0.23)	28,213	0.57		0.82		0.05		106
Year ended 02/28/14	10.47	0.00	(0.01)	(0.01)	(0.01)	—	(0.00)	(0.01)	10.45	(0.10)	34,242	0.50		0.73		0.02		136
Class Y
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	—	—	(0.23)	10.31	(0.51)	12,778	0.30	(d)	0.40	(d)	2.27	(d)	48
Year ended 02/28/17	10.51	0.15	0.09	0.24	(0.14)	(0.02)	—	(0.16)	10.59	2.30	9,656	0.30		0.45		1.43		41
Year ended 02/29/16	10.42	(0.05)	0.15	0.10	(0.01)	—	—	(0.01)	10.51	0.92	10,471	0.48		0.65		(0.48)		199
Year ended 02/28/15	10.45	0.01	(0.03)	(0.02)	(0.01)	—	—	(0.01)	10.42	(0.21)	8,045	0.55		0.67		0.07		106
Year ended 02/28/14	10.47	0.00	(0.01)	(0.01)	(0.01)	—	(0.00)	(0.01)	10.45	(0.08)	6,563	0.48		0.58		0.04		136
Class R5
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	—	—	(0.23)	10.31	(0.50)	723	0.29	(d)	0.29	(d)	2.28	(d)	48
Year ended 02/28/17	10.52	0.15	0.08	0.23	(0.14)	(0.02)	—	(0.16)	10.59	2.21	783	0.30		0.32		1.43		41
Year ended 02/29/16	10.43	(0.05)	0.15	0.10	(0.01)	—	—	(0.01)	10.52	0.95	608	0.48		0.59		(0.48)		199
Year ended 02/28/15	10.45	0.01	(0.02)	(0.01)	(0.01)	—	—	(0.01)	10.43	(0.09)	4,416	0.52		0.59		0.10		106
Year ended 02/28/14	10.48	0.00	(0.02)	(0.02)	(0.01)	—	(0.00)	(0.01)	10.45	(0.16)	5,288	0.46		0.53		0.06		136
Class R6
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	—	—	(0.23)	10.31	(0.48)	709,402	0.26	(d)	0.26	(d)	2.31	(d)	48
Year ended 02/28/17	10.51	0.15	0.09	0.24	(0.14)	(0.02)	—	(0.16)	10.59	2.32	718,865	0.29		0.29		1.44		41
Year ended 02/29/16(e)	10.40	(0.01)	0.12	0.11	—	—	—	—	10.51	1.06	36,414	0.30	(f)	0.46	(f)	(0.30	)(f)	199

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $51,676, $20,894, $11,857, $890 and $723,814 for Class A, Class A2, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 31, 2015.
(f)	Annualized.

19                         Invesco Short Duration Inflation Protected Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Short Duration Inflation Protection Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Duration Inflation Protection Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 27, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

20                         Invesco Short Duration Inflation Protected Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2017 through February 28, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/18)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/18)	Expenses Paid During Period [2]
A	$1,000.00	$992.40	$2.72	$1,022.07	$2.76	0.55%
A2	1,000.00	992.90	2.22	1,022.56	2.26	0.45
Y	1,000.00	993.70	1.48	1,023.31	1.51	0.30
R5	1,000.00	993.70	1.43	1,023.36	1.45	0.29
R6	1,000.00	993.80	1.29	1,023.51	1.30	0.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2017 through February 28, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21                         Invesco Short Duration Inflation Protected Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22                         Invesco Short Duration Inflation Protected Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Short Duration Inflation Protected Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Short Duration Inflation Protected Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco

			N/A	N/A

T-3                         Invesco Short Duration Inflation Protected Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
		Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4                         Invesco Short Duration Inflation Protected Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	SDIP-AR-1	04232018	1406

Annual Report to Shareholders	February 28, 2018

Invesco Short Term Bond Fund
Nasdaq:
A: STBAX ∎ C: STBCX ∎ R: STBRX ∎ Y: STBYX ∎ R5: ISTBX ∎ R6: ISTFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.      For much of the reporting period, major US stock market indexes rose to record highs – but in early 2018, volatility returned to the US stock and bond markets. Investors worried about how rising interest rates might affect economic growth; those concerns caused the US stock market, which many investors believed had risen too far, too fast, to pull back. Throughout the reporting period, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive, particularly after passage of legislation cutting personal and corporate tax rates in December. The US economy expanded throughout the reporting period, and the first signs of rising inflation appeared. In response, the US Federal Reserve raised interest rates three times, and the tone of its statements grew more hawkish regarding potential rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Short Term Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Short Term Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2018, Class A shares of Invesco Short Term Bond Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific index, the Bloomberg Barclays 1-3 Year Government/Credit Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/17 to 2/28/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.79%
Class C Shares	0.44
Class R Shares	0.55
Class Y Shares	1.06
Class R5 Shares	1.17
Class R6 Shares	1.17
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	0.51
Bloomberg Barclays 1-3 Year Government/Credit Index▼ (Style-Specific Index)	0.13
Lipper Short Investment Grade Debt Funds Index⬛ (Peer Group Index)	0.99
Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

During the fiscal year, the US Treasury yield curve flattened as a result of short-term yield increases since yields on short-term bonds are more sensitive to monetary policy. Around the developed world, major central banks maintained accommodative monetary policies geared toward growth stimulation.

    The US corporate credit sector continued to post positive excess returns for the fiscal year, with lower-rated investment grade securities continuing to drive relative performance versus the style-specific index. Favorable technicals remained and, given the positive trend in global growth, the fundamental environment also proved supportive. A notable corporate tax cut, part of the Tax Cut and Jobs Act signed into law by President Donald Trump in December 2017, was an additional catalyst for the positive tone in the market for credit. Corporate leverage appeared to stabilize near recent cycle highs, with little pressure from shareholders given robust equity returns. During the Fund’s fiscal year, the US Federal Reserve (the Fed) raised the fed funds target rate by 75 basis points with consecutive 25 basis point hikes in March, June, and December 2017.1 (A basis point is one one-hundredth of a percentage point.) As a result, the fed funds target rate stood at a range of 1.25% to 1.50% at the end of the fiscal year.1 Longer-maturity US Treasury yields also crept higher as the Fed transitioned toward a more hawkish tone. Yields on two-year US Treasuries stood at 2.25% as of February 28, 2018, 103 basis points higher than at the beginning of the fiscal year.2 Jerome Powell succeeded Janet Yellen as Fed chair on February 5, 2018. Powell has served as a member of the Fed Board of Governors since 2012 and is largely expected to stay the course with a gradual approach to monetary policy normalization.

    During this fiscal year of increasing interest rates, short-term investment grade corporate credit posted modest gains. Out-of-index exposures, such as high yield credit, continued to generate strong returns. US dollar-denominated emerging market corporate debt posted strong returns and performed better than investment grade corporate credit, but fell short of high yield debt.

    With this economic and market environment as a backdrop, the Fund, at NAV, generated positive absolute returns for the fiscal year and outperformed its style-specific benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Index. The Fund’s overweight allocation to investment grade and emerging market corporate credit benefited relative returns. The Fund’s out-of-index exposure to high yield credit securities – averaging less than 10% of total net assets – contributed to the Fund’s relative performance as well. The Fund’s security selection within the energy, consumer non-cyclical and banking subsectors contributed to relative performance while security selection within the basic industry, capital goods and REIT subsectors detracted from relative Fund performance. The Fund’s overweight allocation to the utilities sector and the financial institutions subsector proved positive for the fiscal year while an overweight allocation to the industrials sector detracted from Fund performance. The Fund’s cash position also weighed on performance as most major fixed income sectors outperformed liquidity instruments for the fiscal year.

    During the fiscal year, we used several strategies in seeking to manage overall risk in the Fund and manage liquidity needs. Throughout the fiscal year, approximately 9.1% of the portfolio, on average, was in cash and short- to intermediate-maturity government bonds; this provided sufficient liquidity and an important buffer against credit market volatility. The Fund did not use any credit derivatives during the fiscal year.

    The Fund may use active duration and yield curve positioning for risk management and for generating alpha versus its

Portfolio Composition
By security type	% of total net assets

Bonds & Notes	70.2%
Asset-Backed Securities	17.3
U.S. Treasury Securities	4.2
Preferred Stocks	0.4
U.S. Government Sponsored Agency Mortgage-Backed Securities	0.4
Municipal Obligations	0.2
Money Market Funds Plus Other Assets Less Liabilities	7.3

Top Five Debt Issuers*
	% of total net assets

1.	U.S. Treasury	4.2%
2.	Enterprise Products Operating LLC	1.6
3.	MPLX LP	1.5
4.	AT&T Inc.	1.5
5.	Anheuser-Busch InBev Worldwide Inc.	1.5

Total Net Assets	$1.5 billion

Total Number of Holdings*	323

The Fund’s holdings are subject to change, and

there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of February 28, 2018.

4                Invesco Short Term Bond Fund

style-specific benchmark. (Alpha is a measure of performance on a risk adjusted basis.) Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. Duration of the portfolio was maintained above the style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s style-specific benchmark during the fiscal year added to relative Fund returns. Yield curve positioning, obtained by overweight exposure to longer maturities and under-weight exposure to shorter-term maturities, benefited the Fund as the Treasury yield curve flattened. Buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Please note that our strategy may be implemented using derivative instruments, including futures, forward foreign currency contracts, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for like similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Short Term Bond Fund and for sharing our long- term investment horizon.

1  Source: US Federal Reserve

2  Source: US Treasury

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matt Brill Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Short Term Bond Fund. He joined Invesco in 2013. Mr. Brill earned a BA in economics from Washington and Lee University.

Chuck Burge Portfolio Manager, is manager of Invesco Short Term Bond Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Michael Hyman Portfolio Manager, is manager of Invesco Short Term Bond Fund. He joined Invesco in 2013. Mr. Hyman earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Robert Waldner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Short Term Bond Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5                Invesco Short Term Bond Fund

Your Fund’s Long-Term Performance

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.
*	The Fund’s oldest share class (Class C) does not have a sales charge. Therefore, the second-oldest share class, which has a sales charge (Class A), is also included in the chart.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Short Term Bond Fund

Average Annual Total Returns
As of 2/28/18, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	1.74%
10 Years	1.20
5 Years	0.80
1 Year	-1.72

Class C Shares
Inception (8/30/02)	1.74%
10 Years	1.14
5 Years	0.97
1 Year	0.44

Class R Shares
Inception (4/30/04)	1.64%
10 Years	1.15
5 Years	0.97
1 Year	0.55

Class Y Shares
10 Years	1.63%
5 Years	1.48
1 Year	1.06

Class R5 Shares
Inception (4/30/04)	2.18%
10 Years	1.69
5 Years	1.55
1 Year	1.17

Class R6 Shares
10 Years	1.48%
5 Years	1.61
1 Year	1.17

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent

Average Annual Total Returns
As of 12/31/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	1.78%
10 Years	1.25
5 Years	0.96
1 Year	-0.80

Class C Shares
Inception (8/30/02)	1.78%
10 Years	1.21
5 Years	1.11
1 Year	1.39

Class R Shares
Inception (4/30/04)	1.69%
10 Years	1.21
5 Years	1.11
1 Year	1.51

Class Y Shares
10 Years	1.67%
5 Years	1.59
1 Year	1.90

Class R5 Shares
Inception (4/30/04)	2.23%
10 Years	1.76
5 Years	1.69
1 Year	2.13

Class R6 Shares
10 Years	1.52%
5 Years	1.72
1 Year	2.01

Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.66%, 1.01%, 1.01%, 0.51%, 0.40% and 0.40%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.67%, 1.17%, 1.02%, 0.52%, 0.41% and 0.41%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge. Class C shares have no upfront or contingent deferred sales charge; therefore, performance shown is at net asset value. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers of Class C shares by the distributor in effect through at least June 30, 2018. See current prospectus for more information.

7                Invesco Short Term Bond Fund

Invesco Short Term Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and

8                Invesco Short Term Bond Fund

the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.

∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The

9                Invesco Short Term Bond Fund

Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.

∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed rate bond market.
∎	The Bloomberg Barclays 1-3 Year Government/Credit Index is an unmanaged index considered representative of short-term US corporate and US government bonds with maturities of one to three years.
∎	The Lipper Short Investment Grade Debt Funds Index is an unmanaged index considered representative of short investment grade debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10                Invesco Short Term Bond Fund

Schedule of Investments(a)

February 28, 2018

	Principal Amount	Value
Bonds & Notes–70.25%
Aerospace & Defense–3.19%
Harris Corp., Sr. Unsec. Global Notes, 2.00%, 04/27/2018	$5,000,000	$4,998,074
Lockheed Martin Corp., Sr. Unsec. Global Notes, 1.85%, 11/23/2018	4,286,000	4,274,326
Northrop Grumman Corp., Sr. Unsec. Global Notes, 2.08%, 10/15/2020	13,957,000	13,678,382
Rockwell Collins, Inc., Sr. Unsec. Notes,
1.95%, 07/15/2019	3,499,000	3,465,101
2.80%, 03/15/2022	5,414,000	5,298,184
Spirit AeroSystems, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2022	8,215,000	8,435,404
United Technologies Corp., Sr. Unsec. Notes, 8.88%, 11/15/2019	7,000,000	7,709,006
		47,858,477

Agricultural Products–0.00%
Bunge Limited Finance Corp., Sr. Unsec. Gtd. Notes, 8.50%, 06/15/2019	11,000	11,768

Air Freight & Logistics–0.36%
Adani Abbot Point Terminal Pty Ltd. (Australia), Sr. Sec. Gtd. Notes, 4.45%, 12/15/2022(b)	5,607,000	5,357,309

Airlines–3.59%
American Airlines Pass Through Trust,
Series 2013-2, Class A, Sr. Sec. First Lien Global Pass Through Ctfs., 4.95%, 01/15/2023	1,025,894	1,076,511
Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	1,893,707	1,919,840
Series 2016-3, Class B, Sec. Third Lien Pass Through Ctfs., 3.75%, 04/15/2027	2,913,000	2,859,439
Series 2017-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.70%, 04/15/2027	3,020,000	2,956,610
Continental Airlines Pass Through Trust,
Series 2009-2, Class A, Sr. Sec. First Lien Global Pass Through Ctfs., 7.25%, 05/10/2021	2,740,918	2,928,973
Series 2010-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.00%, 07/12/2020	270,662	276,752
Delta Air Lines Pass Through Trust, Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.88%, 05/07/2019(b)	2,485,674	2,581,994
Delta Air Lines, Inc., Sr. Unsec. Global Notes,
2.88%, 03/13/2020	15,951,000	15,920,280
3.63%, 03/15/2022	4,138,000	4,150,989

	Principal Amount	Value
Airlines–(continued)
Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class B, Sec. Pass Through Ctfs., 7.50%, 05/10/2025(b)	$7,380,904	$7,897,567
United Airlines Pass Through Trust, Series 2016-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 04/07/2027	3,482,000	3,391,715
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 04/23/2025(b)	1,400,831	1,447,058
WestJet Airlines Ltd. (Canada), Sr. Unsec. Notes, 3.50%, 06/16/2021(b)	6,400,000	6,423,983
		53,831,711

Apparel Retail–0.40%
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	5,808,000	6,069,360

Asset Management & Custody Banks–0.19%
Bank of New York Mellon Corp. (The), Series G, Sr. Unsec. Notes, 2.20%, 05/15/2019	2,784,000	2,777,007

Automobile Manufacturers–4.98%
BMW US Capital, LLC (Germany), Sr. Unsec. Gtd. Notes, 1.50%, 04/11/2019(b)	6,533,000	6,458,828
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes,
1.65%, 03/02/2018(b)	2,026,000	2,026,000
2.00%, 08/03/2018(b)	9,104,000	9,097,954
1.50%, 07/05/2019(b)	7,275,000	7,156,288
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes,
2.55%, 10/05/2018	3,000,000	2,999,290
2.02%, 05/03/2019	6,035,000	5,976,914
2.60%, 11/04/2019	1,438,000	1,429,279
2.68%, 01/09/2020	4,590,000	4,559,454
Sr. Unsec. Notes, 5.00%, 05/15/2018	337,000	338,779
General Motors Co., Sr. Unsec. Global Notes, 3.50%, 10/02/2018	13,384,000	13,453,850
General Motors Financial Co., Inc.,
Sr. Unsec. Gtd. Global Notes,
2.40%, 05/09/2019	4,999,000	4,978,398
3.20%, 07/06/2021	2,613,000	2,595,413
Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	2,263,000	2,267,460
Jaguar Land Rover Automotive PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 4.25%, 11/15/2019(b)	5,644,000	5,693,385
Toyota Motor Credit Corp., Sr. Unsec. Medium-Term Notes, 1.55%, 10/18/2019	5,632,000	5,554,287
		74,585,579

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Short Term Bond Fund

	Principal Amount	Value
Automotive Retail–0.22%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/2020	$2,171,000	$2,287,580
AutoNation, Inc., Sr. Unsec. Gtd. Global Notes, 3.35%, 01/15/2021	968,000	972,695
		3,260,275

Biotechnology–0.94%
Celgene Corp., Sr. Unsec. Global Notes,
2.88%, 08/15/2020	3,224,000	3,217,842
2.88%, 02/19/2021	3,500,000	3,485,544
Shire Acquisitions Investments Ireland DAC, Sr. Unsec. Gtd. Global Notes, 1.90%, 09/23/2019	7,539,000	7,425,199
		14,128,585

Brewers–1.46%
Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes,
3.75%, 01/15/2022	4,344,000	4,434,997
6.88%, 11/15/2019	16,281,000	17,406,220
		21,841,217

Cable & Satellite–1.41%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec. Gtd. First Lien Global Notes, 3.58%, 07/23/2020	19,795,000	19,951,363
CSC Holdings LLC, Sr. Unsec. Deb., 7.63%, 07/15/2018	411,000	417,165
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 3.88%, 08/01/2022(b)	847,000	834,295
		21,202,823

Consumer Finance–0.17%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 09/10/2018	470,000	475,316
American Express Credit Corp., Sr. Unsec. Medium-Term Notes, 1.80%, 07/31/2018	2,093,000	2,088,697
		2,564,013

Copper–0.31%
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 3.10%, 03/15/2020	4,710,000	4,680,563

Data Processing & Outsourced Services–0.21%
Visa Inc., Sr. Unsec. Global Notes, 2.20%, 12/14/2020	3,172,000	3,131,283

Distillers & Vintners–1.35%
Constellation Brands, Inc., Sr. Unsec. Gtd. Global Notes,
2.00%, 11/07/2019	5,133,000	5,073,857
2.25%, 11/06/2020	13,000,000	12,750,032
3.20%, 02/15/2023	2,387,000	2,359,927
		20,183,816

	Principal Amount	Value
Diversified Banks–4.19%
Banco del Estado de Chile (Chile), Sr. Unsec. Notes, 2.67%, 01/08/2021(b)	$4,682,000	$4,607,574
Bank of America Corp., Sr. Unsec. Notes, 3.00%, 12/20/2023(b)	640,000	626,627
Bank of America, N.A., Sr. Unsec. Notes, 1.65%, 03/26/2018	2,090,000	2,089,415
Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 5.14%, 10/14/2020	1,195,000	1,241,151
Branch Banking & Trust Co., Sr. Unsec. Notes, 2.25%, 06/01/2020	6,720,000	6,637,263
Citigroup Inc.,
Sr. Unsec. Notes, 2.50%, 09/26/2018	7,500,000	7,500,982
Series N, Jr. Unsec. Sub. Global Notes, 5.80%(c)	4,637,000	4,806,019
DNB Boligkreditt AS (Norway), Sr. Sec. Mortgage Notes, 1.45%, 03/21/2018(b)	3,022,000	3,014,617
Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(b)	5,000,000	5,070,000
Industrial & Commercial Bank of China Ltd. (China), Sr. Unsec. Notes, 2.96%, 11/08/2022	905,000	881,784
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.00%(c)	3,735,000	3,852,279
JPMorgan Chase & Co.,
Sr. Unsec. Medium-Term Floating Rate Notes, 1.99% (3 mo. USD LIBOR + 0.51%), 03/01/2018(d)	2,121,000	2,121,000
Series I, Jr. Unsec. Sub. Global Notes, 7.90%(c)	4,000,000	4,046,200
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(c)	1,390,000	1,398,688
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50%(b)(c)	3,140,000	3,202,800
Santander UK PLC (United Kingdom), Sr. Unsec. Global Notes, 3.05%, 08/23/2018	2,700,000	2,708,622
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 2.10%, 08/19/2019(b)	1,373,000	1,358,126
Wells Fargo & Co.,
Sr. Unsec. Global Notes, 2.13%, 04/22/2019	3,541,000	3,521,420
Series K, Jr. Unsec. Sub. Global Notes, 7.98%(c)	4,000,000	4,075,000
		62,759,567

Diversified Capital Markets–0.60%
Credit Suisse Group AG (Switzerland), Sr. Unsec. Notes, 3.57%, 01/09/2023(b)	6,700,000	6,702,738
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/2020(b)	2,135,000	2,245,728
		8,948,466

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Short Term Bond Fund

	Principal Amount	Value
Diversified Chemicals–0.44%
E. I. du Pont de Nemours and Co., Sr. Unsec. Notes, 2.20%, 05/01/2020	$6,667,000	$6,593,392

Drug Retail–0.15%
Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes, 2.70%, 11/18/2019	2,221,000	2,213,847

Electric Utilities–1.73%
Exelon Corp.,
Jr. Unsec. Sub. Notes, 3.50%, 06/01/2022	3,678,000	3,676,989
Sr. Unsec. Global Notes, 2.85%, 06/15/2020	4,285,000	4,269,378
FirstEnergy Corp., Series A, Sr. Unsec. Global Notes, 2.85%, 07/15/2022	1,579,000	1,536,420
Georgia Power Co.,
Sr. Unsec. Global Bonds, 1.95%, 12/01/2018	6,001,000	5,975,279
Sr. Unsec. Notes, 2.85%, 05/15/2022	3,781,000	3,749,965
Southern Co. (The), Sr. Unsec. Global Notes, 1.55%, 07/01/2018	6,731,000	6,714,490
		25,922,521

Financial Exchanges & Data–0.14%
Moody’s Corp., Sr. Unsec. Global Notes, 2.75%, 07/15/2019	2,150,000	2,150,397

Food Retail–0.86%
Alimentation Couche-Tard Inc. (Canada), Sr. Unsec. Gtd. Notes, 2.35%, 12/13/2019(b)	6,841,000	6,786,460
Kroger Co. (The), Sr. Unsec. Medium-Term Global Notes, 1.50%, 09/30/2019	6,160,000	6,046,080
		12,832,540

Gas Utilities–0.45%
Midcontinent Express Pipeline LLC, Sr. Unsec. Notes, 6.70%, 09/15/2019(b)	6,500,000	6,703,125

General Merchandise Stores–0.47%
Dollar General Corp., Sr. Unsec. Global Notes, 1.88%, 04/15/2018	2,240,000	2,238,622
Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	4,599,000	4,791,583
		7,030,205

Health Care Distributors–0.76%
Cardinal Health, Inc., Sr. Unsec. Global Notes,
1.95%, 06/14/2019	5,000,000	4,953,785
2.62%, 06/15/2022	4,999,000	4,843,035
McKesson Corp., Sr. Unsec. Global Notes, 1.40%, 03/15/2018	1,670,000	1,669,614
		11,466,434

	Principal Amount	Value
Health Care Equipment–2.81%
Abbott Laboratories, Sr. Unsec. Global Notes,
2.35%, 11/22/2019	$10,726,000	$10,674,408
2.90%, 11/30/2021	7,143,000	7,089,008
Becton, Dickinson and Co., Sr. Unsec. Notes,
2.13%, 06/06/2019	10,227,000	10,147,394
2.40%, 06/05/2020	5,358,000	5,273,708
Stryker Corp., Sr. Unsec. Global Notes, 2.00%, 03/08/2019	4,313,000	4,288,965
Zimmer Biomet Holdings Inc., Sr. Unsec. Global Notes, 2.00%, 04/01/2018	4,631,000	4,629,957
		42,103,440

Health Care Facilities–0.12%
HCA, Inc.,
Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 02/15/2020	430,000	453,650
Sr. Sec. Gtd. First Lien Notes, 4.25%, 10/15/2019	1,270,000	1,289,050
		1,742,700

Health Care Services–0.33%
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	2,815,000	2,794,685
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 2.63%, 02/01/2020	2,236,000	2,225,266
		5,019,951

Homebuilding–0.10%
D.R. Horton, Inc., Sr. Unsec. Gtd. Global Notes, 2.55%, 12/01/2020	1,567,000	1,548,182

Hotels, Resorts & Cruise Lines–0.16%
Wyndham Worldwide Corp., Sr. Unsec. Notes, 2.50%, 03/01/2018	2,385,000	2,385,000

Household Appliances–0.20%
Reckitt Benckiser Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 2.38%, 06/24/2022(b)	3,066,000	2,936,691

Household Products–0.90%
Reynolds Group Holdings Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	13,324,262	13,524,126

Housewares & Specialties–0.13%
Newell Brands Inc., Sr. Unsec. Global Notes, 2.60%, 03/29/2019	1,926,000	1,919,547

Hypermarkets & Super Centers–0.43%
Costco Wholesale Corp., Sr. Unsec. Global Notes, 2.15%, 05/18/2021	6,500,000	6,375,223

Industrial Machinery–0.33%
Pentair Finance S.a.r.l. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.90%, 09/15/2018	4,902,000	4,905,683

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Short Term Bond Fund

	Principal Amount	Value
Integrated Oil & Gas–1.43%
BP Capital Markets PLC (United Kingdom), Sr. Unsec. Gtd. Global Bonds, 2.52%, 09/19/2022	$4,000,000	$3,897,798
Ecopetrol S.A. (Colombia), Sr. Unsec. Global Notes, 7.63%, 07/23/2019	8,000,000	8,480,000
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Notes, 5.38%, 03/13/2022(b)	8,612,000	9,021,070
		21,398,868

Integrated Telecommunication Services–2.28%
AT&T Inc., Sr. Unsec. Global Notes,
2.45%, 06/30/2020	7,024,000	6,953,020
3.40%, 08/14/2024	15,000,000	14,916,402
Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/2021	210,000	223,702
Verizon Communications Inc., Sr. Unsec. Global Notes,
1.75%, 08/15/2021	4,348,000	4,163,267
2.95%, 03/15/2022	8,053,000	7,951,729
		34,208,120

Internet & Direct Marketing Retail–0.34%
Amazon.com, Inc., Sr. Unsec. Notes, 1.90%, 08/21/2020(b)	5,199,000	5,094,922

Internet Software & Services–0.40%
Tencent Holdings Ltd. (China), Sr. Unsec. Notes,
3.38%, 05/02/2019(b)	2,026,000	2,041,437
2.99%, 01/19/2023(b)	4,039,000	3,959,008
		6,000,445

Investment Banking & Brokerage–1.54%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	4,519,000	4,918,592
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Floating Rate Notes, 2.90% (3 mo. USD LIBOR + 1.16%), 04/23/2020(d)	2,092,000	2,126,317
Sr. Unsec. Global Notes, 2.30%, 12/13/2019	10,000,000	9,921,084
Series L, Jr. Unsec. Sub. Notes, 5.70%(c)	4,952,000	5,088,923
Morgan Stanley,
Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/2019	348,000	362,850
Sr. Unsec. Medium-Term Notes, 5.50%, 07/24/2020	638,000	674,823
		23,092,589

IT Consulting & Other Services–0.67%
DXC Technology Co., Sr. Unsec. Floating Rate Notes, 2.43% (3 mo. USD LIBOR + 0.95%), 03/01/2021(d)	10,000,000	10,015,700

Leisure Products–0.42%
Mattel, Inc., Sr. Unsec. Global Notes, 2.35%, 05/06/2019	6,408,000	6,351,930

	Principal Amount	Value
Life & Health Insurance–2.49%
Athene Global Funding, Sec. Notes, 2.88%, 10/23/2018(b)	$8,000,000	$8,017,089
Metropolitan Life Global Funding I, Sr. Sec. Notes, 1.75%, 09/19/2019(b)	3,530,000	3,484,345
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	345,000	365,294
Nuveen Finance LLC, Sr. Unsec. Notes, 2.95%, 11/01/2019(b)	6,000,000	6,005,211
Pricoa Global Funding I, Sr. Sec. Notes, 2.20%, 05/16/2019(b)	5,965,000	5,936,404
Principal Life Global Funding II, Sec. Notes, 2.15%, 01/10/2020(b)	4,620,000	4,556,181
Protective Life Global Funding, Sec. Notes, 2.16%, 09/25/2020(b)	5,000,000	4,905,421
Prudential Financial, Inc., Sr. Unsec. Medium-Term Global Notes, 2.30%, 08/15/2018	4,000,000	3,999,292
		37,269,237

Managed Health Care–0.20%
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	980,000	1,016,221
UnitedHealth Group Inc., Sr. Unsec. Global Bonds, 1.70%, 02/15/2019	2,000,000	1,985,003
		3,001,224

Multi-Line Insurance–0.46%
AIG Global Funding, Sr. Sec. First Lien Notes, 2.70%, 12/15/2021(b)	7,047,000	6,910,170

Multi-Utilities–0.19%
Dominion Energy, Inc., Jr. Unsec. Sub. Notes, 2.58%, 07/01/2020	867,000	857,108
Sempra Energy, Sr. Unsec. Global Notes, 2.90%, 02/01/2023	1,976,000	1,943,100
		2,800,208

Office Services & Supplies–0.24%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 3.63%, 09/15/2020	3,630,000	3,611,850

Oil & Gas Equipment & Services–0.26%
Schlumberger Holdings Corp., Sr. Unsec. Notes, 2.35%, 12/21/2018(b)	3,951,000	3,945,913

Oil & Gas Exploration & Production–1.50%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 8.70%, 03/15/2019	1,237,000	1,309,661
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	4,565,000	4,677,263
EQT Corp., Sr. Unsec. Global Notes, 2.50%, 10/01/2020	3,000,000	2,956,733
Noble Energy, Inc., Sr. Unsec. Global Notes, 5.63%, 05/01/2021	6,947,000	7,064,962
Pioneer Natural Resources Co., Sr. Unsec. Notes, 6.88%, 05/01/2018	6,495,000	6,540,264
		22,548,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Short Term Bond Fund

	Principal Amount	Value
Oil & Gas Refining & Marketing–0.15%
Phillips 66, Sr. Unsec. Gtd. Global Floating Rate Notes, 2.61% (3 mo. USD LIBOR + 0.60%), 02/26/2021(d)	$2,264,000	$2,266,264

Oil & Gas Storage & Transportation–5.94%
Enbridge Inc. (Canada), Sr. Unsec. Global Notes, 2.90%, 07/15/2022	2,119,000	2,056,514
Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Notes, 6.25%(c)	10,388,000	10,091,942
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Bonds, 2.80%, 02/15/2021	6,500,000	6,460,466
5.20%, 09/01/2020	602,000	634,084
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	1,120,000	1,115,306
Series B, Jr. Unsec. Sub. Gtd. Variable Rate Notes, 7.03% (3 mo. USD LIBOR + 2.68%), 01/15/2068(d)	4,230,000	4,251,150
Series D, Jr. Unsec. Gtd. Sub. Deb., 4.88%, 08/16/2077	11,393,000	11,250,588
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Global Notes, 6.50%, 04/01/2020	1,000,000	1,066,910
MPLX LP, Sr. Unsec. Global Notes,
3.38%, 03/15/2023	1,228,000	1,220,208
5.50%, 02/15/2023	21,065,000	21,613,472
NGPL PipeCo. LLC, Sr. Unsec. Notes, 4.38%, 08/15/2022(b)	1,201,000	1,202,501
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Notes, 5.75%, 01/15/2020	4,330,000	4,530,542
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)	14,996,000	14,771,060
Western Gas Partners, LP, Sr. Unsec. Notes, 2.60%, 08/15/2018	2,350,000	2,347,112
Williams Partners L.P., Sr. Unsec. Notes, 4.13%, 11/15/2020	6,233,000	6,382,024
		88,993,879

Other Diversified Financial Services–0.52%
Doric Nimrod Air Alpha Pass Through Trust (Guernsey), Series 2013-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.13%, 11/30/2021(b)	1,152,800	1,185,136
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(b)	2,775,000	2,752,945
USAA Capital Corp., Sr. Unsec. Notes, 2.45%, 08/01/2020(b)	2,000,000	1,985,094
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	1,823,000	1,915,244
		7,838,419

Packaged Foods & Meats–0.90%
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Global Notes, 2.80%, 07/02/2020	1,254,000	1,247,575

	Principal Amount	Value
Packaged Foods & Meats–(continued)
Smithfield Foods, Inc., Sr. Unsec. Gtd. Notes, 2.70%, 01/31/2020(b)	$8,000,000	$7,919,427
Tyson Foods, Inc., Sr. Unsec. Notes, 2.25%, 08/23/2021	4,500,000	4,368,862
		13,535,864

Pharmaceuticals–1.54%
Mylan N.V., Sr. Unsec. Gtd. Global Notes, 2.50%, 06/07/2019	7,000,000	6,960,043
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes,
1.40%, 07/20/2018	9,500,000	9,477,096
1.70%, 07/19/2019	6,780,000	6,617,822
		23,054,961

Property & Casualty Insurance–0.58%
Suncorp-Metway Ltd. (Australia), Sr. Unsec. Notes, 2.35%, 04/27/2020(b)	8,805,000	8,698,310

Regional Banks–1.10%
BB&T Corp., Series C, Sr. Unsec. Medium-Term Notes, 2.25%, 02/01/2019	1,250,000	1,246,390
CIT Group Inc., Sr. Unsec. Notes, 5.50%, 02/15/2019(b)	550,000	564,438
Citizens Financial Group, Inc., Jr. Unsec. Sub. Global Bonds, 5.50%(c)	3,900,000	4,013,100
Fifth Third Bank, Sr. Unsec. Notes, 1.63%, 09/27/2019	6,000,000	5,900,220
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	750,000	851,463
KeyBank N.A., Sr. Unsec. Bonds, 2.50%, 11/22/2021	4,023,000	3,941,003
		16,516,614

Restaurants–0.67%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sr. Sec. Gtd. First Lien Notes, 4.63%, 01/15/2022(b)	10,020,000	10,107,675

Semiconductors–3.35%
Analog Devices, Inc., Sr. Unsec. Global Notes, 2.50%, 12/05/2021	4,825,000	4,721,239
Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Global Notes, 2.20%, 01/15/2021	15,000,000	14,535,174
Caterpillar Financial Services Corp., Sr. Unsec. Medium-Term Notes, 2.00%, 11/29/2019	7,980,000	7,908,885
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes,
4.13%, 06/15/2020(b)	9,508,000	9,698,160
4.13%, 06/01/2021(b)	5,000,000	5,101,000
QUALCOMM Inc., Sr. Unsec. Global Notes, 1.40%, 05/18/2018	8,204,000	8,191,250
		50,155,708

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Short Term Bond Fund

	Principal Amount	Value
Sovereign Debt–1.24%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec. Global Bonds, 6.25%, 04/22/2019	$10,044,000	$10,350,342
Sr. Unsec. Global Notes, 4.63%, 01/11/2023	8,527,000	8,188,137
		18,538,479

Specialized Finance–0.60%
Air Lease Corp., Sr. Unsec. Global Notes, 2.13%, 01/15/2020	3,875,000	3,822,433
Aviation Capital Group LLC, Sr. Unsec. Notes, 2.88%, 09/17/2018(b)	4,305,000	4,309,334
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 04/01/2019	811,000	837,589
		8,969,356

Specialized REITs–0.23%
American Tower Corp.,
Sr. Unsec. Global Notes, 2.80%, 06/01/2020	762,000	758,191
Sr. Unsec. Notes, 5.05%, 09/01/2020	2,266,000	2,370,560
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	245,000	253,557
		3,382,308

Specialty Chemicals–0.56%
Sherwin-Williams Co. (The), Sr. Unsec. Global Notes,
2.25%, 05/15/2020	3,186,000	3,143,798
2.75%, 06/01/2022	5,456,000	5,326,269
		8,470,067

Steel–0.58%
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	8,507,000	8,634,605

Systems Software–0.67%
VMware, Inc., Sr. Unsec. Global Notes,
2.30%, 08/21/2020	6,705,000	6,542,013
2.95%, 08/21/2022	3,604,000	3,479,166
		10,021,179

Technology Distributors–0.37%
Tech Data Corp., Sr. Unsec. Global Bonds, 3.70%, 02/15/2022	5,580,000	5,546,784

Technology Hardware, Storage & Peripherals–1.13%
Apple Inc., Sr. Unsec. Global Notes, 1.55%, 02/07/2020	5,155,000	5,064,044
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 3.48%, 06/01/2019(b)	6,878,000	6,919,824
Hewlett Packard Enterprise Co., Sr. Unsec. Notes, 2.10%, 10/04/2019(b)	5,000,000	4,936,964
		16,920,832

	Principal Amount	Value
Tobacco–1.95%
BAT Capital Corp. (United Kingdom), Sr. Unsec. Gtd. Notes,
2.30%, 08/14/2020(b)	$5,676,000	$5,576,327
2.76%, 08/15/2022(b)	9,395,000	9,136,552
Philip Morris International Inc., Sr. Unsec. Global Notes,
1.88%, 11/01/2019	8,892,000	8,777,863
2.50%, 11/02/2022	5,912,000	5,727,161
		29,217,903

Trucking–0.37%
DAE Funding LLC (United Arab Emirates), Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2020(b)	3,192,000	3,144,120
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 3.20%, 07/15/2020(b)	2,374,000	2,387,591
		5,531,711

Wireless Telecommunication Services–1.30%
América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/30/2020	1,841,000	1,914,101
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 9.00%, 11/15/2018(b)	927,000	962,921
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, Sr. Sec. Gtd. First Lien Asset-Backed Notes, 3.36%, 03/20/2023(b)	16,596,563	16,679,545
		19,556,567
Total Bonds & Notes (Cost $1,060,986,405)		1,052,772,367

Asset-Backed Securities–17.27%
Angel Oak Mortgage Trust LLC, Series 2017-1, Class A1, Variable Rate Pass Through Ctfs., 2.81%, 01/25/2047(b)(e)	3,270,048	3,230,542
Series 2017-3, Class A1, Variable Rate Pass Through Ctfs., 2.71%, 11/25/2047(b)(e)	2,815,437	2,822,829
Apidos CLO XI (Cayman Islands), Series 2012-11A, Class X, Floating Rate Pass Through Ctfs., 2.93% (3 mo. USD LIBOR + 1.20%), 01/17/2028(b)(d)	1,875,000	1,881,901
Banc of America Mortgage Securities Inc., Series 2004-D, Class 2A2, Variable Rate Pass Through Ctfs., 3.68%, 05/25/2034(e)	66,192	66,872
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 3.30%, 08/25/2033(e)	144,284	144,089
BlueMountain CLO Ltd. (Cayman Islands), Series 2014-4A, Class A1R, Floating Rate Pass Through Ctfs., 2.82% (3 mo. USD LIBOR + 1.35%), 11/30/2026(b)(d)	7,083,333	7,097,878

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Short Term Bond Fund

	Principal Amount	Value
BX Trust, Series 2017-SLCT, Class A, Floating Rate Pass Through Ctfs., 2.48% (1 mo. USD LIBOR + 0.92%), 07/15/2034(b)(d)	$6,603,000	$6,629,250
Canyon Capital CLO Ltd., Series 2006-1A, Class A2, Floating Rate Pass Through Ctfs., 1.86% (3 mo. USD LIBOR + 0.27%), 12/15/2020(b)(d)	6,795,329	6,792,297
Carlyle Global Market Strategies CLO Ltd (Cayman Islands), Series 2014-1A, Class AR, Floating Rate Pass Through Ctfs., 3.03% (3 mo. USD LIBOR + 1.30%), 04/17/2025(b)(d)	10,000,000	10,007,500
Cent CLO Ltd. (Cayman Islands), Series 2014-22A, Class A1R, Floating Rate Pass Through Ctfs., 3.20% (3 mo. USD LIBOR + 1.41%), 11/07/2026(b)(d)	7,715,000	7,746,537
CGDB Commercial Mortgage Trust,
Series 2017-BIO, Class C, Floating Rate Pass Through Ctfs., 2.66% (1 mo. USD LIBOR + 1.10%), 05/15/2030(b)(d)	5,930,000	5,939,257
Series 2017-BIO, Class D, Floating Rate Pass Through Ctfs., 3.26% (1 mo. USD LIBOR + 1.70%), 05/15/2030(b)(d)	5,300,000	5,310,112
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC, Class A, Floating Rate Pass Through Ctfs., 2.35% (1 mo. USD LIBOR + 0.79%), 07/15/2032(b)(d)	6,125,000	6,143,902
Series 2017-BIOC, Class C, Floating Rate Pass Through Ctfs., 2.61% (1 mo. USD LIBOR + 1.05%), 07/15/2032(b)(d)	3,950,000	3,963,726
Series 2017-BIOC, Class D, Floating Rate Pass Through Ctfs., 3.16% (1 mo. USD LIBOR + 1.60%), 07/15/2032(b)(d)	2,413,000	2,417,194
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 3.42%, 08/25/2034(e)	345,281	337,268
Cold Storage Trust, Series 2017-ICE3, Class A, Floating Rate Pass Through Ctfs., 2.56% (1 mo. USD LIBOR + 1.00%), 04/15/2036(b)(d)	15,000,000	15,084,534
COLT Mortgage Loan Trust, Series 2017-1, Class A1, Variable Rate Pass Through Ctfs., 2.61%, 05/27/2047(b)(e)	3,846,368	3,825,994
Series 2018-1, Class A1, Variable Rate Pass Through Ctfs., 2.93%, 02/25/2048(b)(e)	4,059,326	4,070,014
Commercial Mortgage Trust, Series 2017-DLTA, Class A, Floating Rate Pass Through Ctfs., 2.24% (1 mo. USD LIBOR + 0.85%), 08/15/2035(b)(d)	10,730,000	10,756,638

	Principal Amount	Value
Countrywide Alternative Loan Trust, Series 2004-8CB, Class A, Floating Rate Pass Through Ctfs., 1.89% (1 mo. USD LIBOR + 0.27%), 06/25/2034(d)	$983,627	$987,669
DB Master Finance LLC, Series 2015-1A, Class A2II, Pass Through Ctfs., 3.98%, 02/20/2045(b)	7,656,210	7,717,156
Deephaven Residential Mortgage Trust,
Series 2017-2A, Class A2, Variable Rate Pass Through Ctfs., 2.61%, 06/25/2047(b)(e)	794,074	779,824
Series 2017-2A, Class A3, Variable Rate Pass Through Ctfs., 2.71%, 06/25/2047(b)(e)	864,546	849,611
Series 2017-3A, Class A1, Variable Rate Pass Through Ctfs., 2.58%, 10/25/2047(b)(e)	4,519,581	4,473,917
Series 2017-3A, Class A2, Variable Rate Pass Through Ctfs., 2.71%, 10/25/2047(b)(e)	1,775,489	1,758,571
GP Portfolio Trust, Series 2014-GPP, Class B, Floating Rate Pass Through Ctfs., 3.14% (1 mo. USD LIBOR + 1.55%), 02/15/2027(b)(d)	5,000,000	5,006,776
GS Mortgage Securities Corp II, Series 2015-GC30, Class A2, Pass Through Ctfs., 2.73%, 05/10/2050	2,687,186	2,673,025
Hertz Vehicle Financing II L.P.,
Series 2015-1A, Class A, Pass Through Ctfs., 2.73%, 03/25/2021(b)	7,000,000	6,947,763
Series 2018-1A, Class A, Pass Through Ctfs., 3.29%, 02/25/2024(b)	3,360,000	3,318,637
Series 2018-1A, Class C, Pass Through Ctfs., 4.39%, 02/25/2024(b)	1,304,000	1,290,095
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1BR, Pass Through Ctfs., 2.97%, 01/25/2027(b)	9,153,000	9,089,195
Invitation Homes Trust,
Series 2017-SFR2, Class A, Floating Rate Pass Through Ctfs., 2.44% (1 mo. USD LIBOR + 0.85%), 12/17/2036(b)(d)	2,742,492	2,771,371
Series 2017-SFR2, Class B, Floating Rate Pass Through Ctfs., 2.74% (1 mo. USD LIBOR + 1.15%), 12/17/2036(b)(d)	1,441,000	1,456,954
Series 2017-SFR2, Class C, Floating Rate Pass Through Ctfs., 3.04% (1 mo. USD LIBOR + 1.45%), 12/17/2036(b)(d)	2,758,000	2,796,666
Series 2017-SFR2, Class D, Floating Rate Pass Through Ctfs., 3.39% (1 mo. USD LIBOR + 1.80%), 12/17/2036(b)(d)	2,105,000	2,141,095

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Short Term Bond Fund

	Principal Amount	Value
Jimmy Johns Funding LLC, Series 2017-1A, Class A2I, Pass Through Ctfs., 3.61%, 07/30/2047(b)	$7,358,154	$7,340,863
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2004-LN2, Class A1A, Variable Rate Pass Through Ctfs., 4.84%, 07/15/2041(b)(e)	233,964	233,066
Series 2013-C16, Class A2, Pass Through Ctfs., 3.07%, 12/15/2046	1,895,868	1,901,236
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C15, Class A2, Pass Through Ctfs., 2.98%, 11/15/2045	1,801,678	1,805,178
Series 2015-C28, Class A2, Pass Through Ctfs., 2.77%, 10/15/2048	3,316,008	3,314,180
Series 2015-C29, Class A2, Pass Through Ctfs., 2.92%, 05/15/2048	1,631,269	1,633,907
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(b)	467,835	466,194
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Variable Rate Pass Through Ctfs., 3.30%, 11/25/2035(e)	1,248,440	1,259,130
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class A2, Pass Through Ctfs., 3.12%, 08/15/2047	2,606,406	2,623,589
Series 2015-C23, Class A2, Pass Through Ctfs., 2.98%, 07/15/2050	2,682,532	2,689,479
Morgan Stanley Capital I Trust,
Series 2006-HQ10, Class AJ, Variable Rate Pass Through Ctfs., 5.39%, 11/12/2041(e)	1,482,958	1,485,613
Series 2017-CLS, Class A, Floating Rate Pass Through Ctfs., 2.26% (1 mo. USD LIBOR + 0.70%), 11/15/2034(b)(d)	8,028,000	8,043,936
Series 2017-CLS, Class B, Floating Rate Pass Through Ctfs., 2.41% (1 mo. USD LIBOR + 0.85%), 11/15/2034(b)(d)	3,944,000	3,953,066
Series 2017-CLS, Class C, Floating Rate Pass Through Ctfs., 2.56% (1 mo. USD LIBOR + 1.00%), 11/15/2034(b)(d)	2,676,000	2,683,825
Northwoods Capital XII Ltd. (Cayman Islands), Series 2014-12A, Class AR, Floating Rate Pass Through Ctfs., 2.82% (3 mo. USD LIBOR + 1.23%), 09/15/2025(b)(d)	2,750,000	2,757,746
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A1R, Floating Rate Pass Through Ctfs., 3.30% (3 mo. USD LIBOR + 1.40%), 11/22/2025(b)(d)	3,206,486	3,238,073

	Principal Amount	Value
PFP Ltd. (Cayman Islands), Series 2015-2, Class B, Floating Rate Pass Through Ctfs., 4.26% (1 mo. USD LIBOR + 2.70%), 07/14/2034(b)(d)	$4,181,000	$4,184,403
RBSSP Resecuritization Trust, Series 2009-12, Class 17A1, Variable Rate Pass Through Ctfs., 3.16%, 10/25/2035(b)(e)	1,040,096	1,047,809
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1AR, Floating Rate Pass Through Ctfs., 2.91% (3 mo. USD LIBOR + 1.16%), 10/25/2026(b)(d)	7,800,000	7,820,039
Sequoia Mortgage Trust,
Series 2013-3, Class A1, Variable Rate Pass Through Ctfs., 2.00%, 03/25/2043(e)	2,258,675	2,094,166
Series 2013-4, Class A3, Variable Rate Pass Through Ctfs., 1.55%, 04/25/2043(e)	1,848,108	1,791,533
Series 2013-6, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 05/25/2043(e)	3,069,767	2,983,909
Series 2013-7, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 06/25/2043(e)	1,973,578	1,915,125
Starwood Retail Property Trust, Series 2014-STAR, Class C, Floating Rate Pass Through Ctfs., 4.09% (1 mo. USD LIBOR + 2.50%), 11/15/2027(b)(d)	5,000,000	4,943,556
Starwood Waypoint Homes Trust, Series 2017-1, Class D, Floating Rate Pass Through Ctfs., 3.54% (1 mo. USD LIBOR + 1.95%), 01/17/2035(b)(d)	7,700,000	7,812,980
Symphony CLO II Ltd. (Cayman Islands), Series 2006-2A, Class A3, Floating Rate Pass Through Ctfs., 1.89% (3 mo. USD LIBOR + 0.42%), 10/25/2020(b)(d)	1,250,063	1,253,550
Towd Point Mortgage Trust,
Series 2016-3, Class A1, Variable Rate Pass Through Ctfs., 2.25%, 04/25/2056(b)(e)	2,104,761	2,078,165
Series 2017-2, Class A1, Variable Rate Pass Through Ctfs., 2.75%, 04/25/2057(b)(e)	7,043,518	6,988,192
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AJ, Variable Rate Pass Through Ctfs., 5.83%, 07/15/2045(e)	549,963	550,110
WaMu Mortgage Pass Through Trust, Series 2003-AR8, Class A, Variable Rate Pass Through Ctfs., 3.23%, 08/25/2033(e)	678,864	689,614
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, Pass Through Ctfs., 2.63%, 05/15/2048	1,479,471	1,477,827

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Short Term Bond Fund

	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-S, Class A1, Variable Rate Pass Through Ctfs., 3.52%, 09/25/2034(e)	$102,700	$105,376
Series 2004-Z, Class 2A1, Variable Rate Pass Through Ctfs., 3.74%, 12/25/2034(e)	253,513	258,801
WFRBS Commercial Mortgage Trust,
IO, Series 2012-C6, Class XA, Variable Rate Pass Through Ctfs., 2.09%, 04/15/2045(b)(e)	2,253,854	144,376
IO, Series 2012-C10, Class XA, Variable Rate Pass Through Ctfs., 1.58%, 12/15/2045(b)(e)	3,827,285	231,960
Series 2013-C16, Class B, Variable Rate Pass Through Ctfs., 5.03%, 09/15/2046(e)	4,500,000	4,749,342
Series 2014-C24, Class A2, Pass Through Ctfs., 2.86%, 11/15/2047	1,948,461	1,944,251
Total Asset-Backed Securities (Cost $259,557,254)		258,820,824

U.S. Treasury Securities–4.26%
U.S. Treasury Bills–0.04%(f)(g)
0.00%, 07/26/2018	70,000	69,498
1.59%, 07/26/2018	575,000	570,874
		640,372

U.S. Treasury Notes–4.22%
2.25%, 02/29/2020	48,483,600	48,477,918
2.25%, 02/15/2021	109,200	108,701
2.63%, 02/28/2023	14,629,800	14,615,227
		63,201,846
Total U.S. Treasury Securities (Cost $63,915,835)		63,842,218

	Shares
Preferred Stocks–0.39%
Investment Banking & Brokerage–0.19%
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	105,000	2,779,350

Regional Banks–0.14%
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	75,000	2,079,000

Reinsurance–0.06%
Reinsurance Group of America, Inc., 6.20% Pfd.	33,000	919,380
Total Preferred Stocks (Cost $5,325,000)		5,777,730

	Principal Amount
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.36%
Collateralized Mortgage Obligations–0.02%
Fannie Mae REMICs, 2.07% (1 mo. USD LIBOR + 0.45%), 02/25/2047(d)	$106,712	105,507

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Freddie Mac REMICs,
7.50%, 09/15/2029	$140,758	$159,024
2.59% (1 mo. USD LIBOR + 1.00%), 12/15/2031(d)	35,045	35,936
2.54% (1 mo. USD LIBOR + 0.95%), 01/15/2032(d)	20,698	21,279
		321,746

Federal Home Loan Mortgage Corp. (FHLMC)–0.07%
Pass Through Ctfs.,
6.00%, 03/01/2023	157,785	164,498
8.50%, 05/01/2024 to 08/17/2026	166,201	178,565
7.00%, 10/25/2024 to 10/01/2034	517,796	570,597
Pass Through Ctfs., ARM,
3.23% (6 mo. USD LIBOR + 1.60%), 07/01/2036(d)	50,798	52,707
3.89% (1 yr. USD LIBOR + 2.06%), 02/01/2037(d)	13,178	13,934
3.91% (1 yr. USD LIBOR + 2.08%), 01/01/2038(d)	44,392	46,950
		1,027,251

Federal National Mortgage Association (FNMA)–0.20%
Pass Through Ctfs.,
6.50%, 06/01/2019 to 10/01/2035	329,422	361,840
7.00%, 02/01/2020 to 08/01/2036	1,502,654	1,619,580
7.50%, 01/01/2021 to 02/01/2031	257,860	286,560
8.00%, 09/01/2026 to 07/01/2032	181,462	187,734
9.00%, 01/01/2030	69,590	76,612
8.50%, 05/01/2030 to 07/01/2030	200,201	225,499
Pass Through Ctfs., ARM,
3.46% (1 yr. U.S. Treasury Yield Curve Rate + 2.22%), 11/01/2032(d)	31,419	33,274
3.31% (1 yr. U.S. Treasury Yield Curve Rate + 2.20%), 05/01/2035(d)	111,832	118,138
3.50% (1 yr. USD LIBOR + 1.73%), 03/01/2038(d)	26,381	27,657
		2,936,894

Government National Mortgage Association (GNMA)–0.07%
Pass Through Ctfs.,
6.00%, 06/15/2018	1,652	1,653
7.75%, 11/15/2019 to 02/15/2021	24,003	24,074
6.50%, 07/15/2023 to 02/15/2034	858,291	953,624
7.50%, 12/20/2025	19,535	22,064
7.00%, 10/15/2026 to 06/15/2032	65,848	69,910
8.50%, 07/20/2027	52,762	58,619
		1,129,944
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $5,006,602)		5,415,835

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Short Term Bond Fund

	Principal Amount	Value
Municipal Obligations–0.20%
Florida Hurricane Catastrophe Fund Finance Corp.; Series 2013 A, RB, 2.11%, 07/01/2018 (Cost $3,000,000)	$3,000,000	$3,000,270

	Shares

Money Market Funds–6.65%
Invesco Government & Agency Portfolio–Institutional Class, 1.30%(h)	34,867,251	34,867,251

	Shares	Value
Invesco Liquid Assets Portfolio–Institutional Class, 1.55%(h)	24,900,616	$24,903,106
Invesco Treasury Portfolio–Institutional Class, 1.29%(h)	39,848,286	39,848,286
Total Money Market Funds (Cost $99,620,696)		99,618,643
TOTAL INVESTMENTS IN SECURITIES–99.38% (Cost $1,497,411,792)		1,489,247,887
OTHER ASSETS LESS LIABILITIES–0.62%		9,326,344
NET ASSETS–100.00%		$1,498,574,231

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
CLO	– Collateralized Loan Obligation
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
IO	– Interest Only
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2018 was $492,166,404, which represented 32.84% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2018.
(e)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect February 28, 2018.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2018.

Open Futures Contracts
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Long Futures Contracts
U.S. Treasury 2 Year Notes	1,397	June-2018	$296,818,844	$(41,240)	$(41,240)
U.S. Treasury 5 Year Notes	236	June-2018	26,887,406	(12,132)	(12,132)
Subtotal — Long Futures Contracts					(53,372)

Short Futures Contracts
U.S. Treasury 10 Year Notes	605	June-2018	(72,628,359)	140,357	140,357
Total Futures Contracts-Interest Rate Risk				$86,985	$86,985

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Short Term Bond Fund

Statement of Assets and Liabilities

February 28, 2018

Assets:
Investments in securities, at value (Cost $1,397,791,096)	$1,389,629,244
Investments in affiliated money market funds, at value (Cost $99,620,696)	99,618,643
Cash	1,650,766
Receivable for:
Fund shares sold	3,895,864
Dividends and interest	10,044,590
Principal paydowns	1,057
Investment for trustee deferred compensation and retirement plans	146,700
Other assets	41,665
Total assets	1,505,028,529

Liabilities:
Other investments:
Variation margin payable — futures contracts	145,398
Payable for:
Investments purchased	2,264,000
Dividends	310,926
Fund shares reacquired	3,061,046
Accrued fees to affiliates	415,527
Accrued trustees’ and officers’ fees and benefits	6,690
Accrued other operating expenses	88,196
Trustee deferred compensation and retirement plans	162,515
Total liabilities	6,454,298
Net assets applicable to shares outstanding	$1,498,574,231

Net assets consist of:
Shares of beneficial interest	$1,519,980,307
Undistributed net investment income	1,213,967
Undistributed net realized gain (loss)	(14,543,122)
Net unrealized appreciation (depreciation)	(8,076,921)
$1,498,574,231

Net Assets:
Class A	$395,766,462
Class C	$391,790,782
Class R	$4,692,922
Class Y	$128,874,342
Class R5	$1,699,404
Class R6	$575,750,319

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	46,483,280
Class C	46,028,348
Class R	550,248
Class Y	15,134,005
Class R5	199,763
Class R6	67,535,526
Class A:
Net asset value per share	$8.51
Maximum offering price per share
(Net asset value of $8.51 ÷ 97.50%)	$8.73
Class C:
Net asset value and offering price per share	$8.51
Class R:
Net asset value and offering price per share	$8.53
Class Y:
Net asset value and offering price per share	$8.52
Class R5:
Net asset value and offering price per share	$8.51
Class R6:
Net asset value and offering price per share	$8.53

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Short Term Bond Fund

Statement of Operations

For the year ended February 28, 2018

Investment income:
Interest	$39,067,429
Dividends	310,369
Dividends from affiliated money market funds	817,804
Total investment income	40,195,602

Expenses:
Advisory fees	4,964,419
Administrative services fees	373,875
Custodian fees	37,776
Distribution fees:
Class A	619,749
Class C	2,786,409
Class R	22,804
Transfer agent fees — A, C, R and Y	1,140,730
Transfer agent fees — R5	58
Transfer agent fees — R6	2,292
Trustees’ and officers’ fees and benefits	42,306
Registration and filing fees	231,489
Reports to shareholders	201,960
Professional services fees	85,623
Other	80,162
Total expenses	10,589,652
Less: Fees waived and expense offset arrangement(s)	(749,951)
Net expenses	9,839,701
Net investment income	30,355,901

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(526,721)
Foreign currencies	31,416
Forward foreign currency contracts	(158,823)
Futures contracts	(2,123,928)
Swap agreements	(49,019)
(2,827,075)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(14,794,412)
Futures contracts	329
Swap agreements	45,829
(14,748,254)
Net realized and unrealized gain (loss)	(17,575,329)
Net increase in net assets resulting from operations	$12,780,572

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Short Term Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2018 and 2017

	2018	2017
Operations:
Net investment income	$30,355,901	$19,546,995
Net realized gain (loss)	(2,827,075)	(1,264,956)
Change in net unrealized appreciation (depreciation)	(14,748,254)	15,640,284
Net increase in net assets resulting from operations	12,780,572	33,922,323

Distributions to shareholders from net investment income:
Class A	(8,036,443)	(6,933,740)
Class C	(6,818,775)	(6,125,624)
Class R	(72,676)	(57,335)
Class Y	(2,849,722)	(1,498,089)
Class R5	(30,724)	(23,457)
Class R6	(12,205,126)	(6,121,917)
Total distributions from net investment income	(30,013,466)	(20,760,162)

Share transactions–net:
Class A	(35,274,040)	50,357,151
Class C	(54,633,452)	872,103
Class R	(1,722,524)	2,326,094
Class Y	320,779	72,726,007
Class R5	497,300	36,330
Class R6	82,854,793	437,359,814
Net increase (decrease) in net assets resulting from share transactions	(7,957,144)	563,677,499
Net increase (decrease) in net assets	(25,190,038)	576,839,660

Net assets:
Beginning of year	1,523,764,269	946,924,609
End of year (includes undistributed net investment income of $1,213,967 and $387,867, respectively)	$1,498,574,231	$1,523,764,269

Notes to Financial Statements

February 28, 2018

NOTE 1—Significant Accounting Policies

Invesco Short Term Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C, Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares are not normally subject to a CDSC. However, if Class C shares were acquired through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than

23                         Invesco Short Term Bond Fund

institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

24                         Invesco Short Term Bond Fund

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation)

25                         Invesco Short Term Bond Fund

until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to

26                         Invesco Short Term Bond Fund

the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.35%
Next $500 million	0.325%
Next $1.5 billion	0.30%
Next $2.5 billion	0.29%
Over $5 billion	0.28%

For the year ended February 28, 2018, the effective advisory fees incurred by the Fund was 0.32%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 1.75% (after 12b-1 fee waivers), 1.75%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2018, the Adviser waived advisory fees of $102,744.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Class A shares, 0.65% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. IDI has contractually agreed, through at least June 30, 2018, to waive 12b-1 fees for Class C shares to the extent necessary to limit 12b-1 fees to 0.50% of average daily net assets. 12b-1 fees before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the year ended February 28, 2018, 12b-1 fees incurred for Class C shares were $2,143,391 after fee waivers of $643,018.

27                         Invesco Short Term Bond Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2018, IDI advised the Fund that IDI retained $76,812 in front-end sales commissions from the sale of Class A shares and $205,152 and $3,042 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended February 28, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Bonds and Notes	$—	$1,052,772,367	$—	$1,052,772,367
Asset-Backed Securities	—	258,820,824	—	258,820,824
U.S. Treasury Securities	—	63,842,218	—	63,842,218
Preferred Stocks	5,777,730	—	—	5,777,730
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	5,415,835	—	5,415,835
Municipal Obligations	—	3,000,270	—	3,000,270
Money Market Funds	99,618,643	—	—	99,618,643
Total Investments in Securities	105,396,373	1,383,851,514	—	1,489,247,887
Other Investments – Assets*
Futures Contracts	140,357	—	—	140,357
Other Investments – Liabilities*
Futures Contracts	(53,372)	—	—	(53,372)
Total Other Investments	86,985	—	—	86,985
Total Investments	$105,483,358	$1,383,851,514	$—	$1,489,334,872

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

28                         Invesco Short Term Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2018:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$140,357
Derivatives not subject to master netting agreements	(140,357)
Total Derivative Assets subject to master netting agreements	$—

Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(53,372)
Derivatives not subject to master netting agreements	53,372
Total Derivative Liabilities subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$(158,823)	$—	$(158,823)
Futures contracts	—	—	(2,123,928)	(2,123,928)
Swap agreements	(49,019)	—	—	(49,019)
Change in Net Unrealized Appreciation:
Futures contracts	—	—	329	329
Swap agreements	45,829	—	—	45,829
Total	$(3,190)	$(158,823)	$(2,123,599)	$(2,285,612)

The table below summarizes the three month average notional value of forward foreign currency contracts, the twelve month average notional value of futures contracts and the three month average notional value of swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$8,002,463	$379,059,081	$6,000,000

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,189.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

29                         Invesco Short Term Bond Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2018 and 2017:

	2018	2017
Ordinary income	$30,013,466	$20,760,162

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$1,353,992
Net unrealized appreciation (depreciation) — investments	(8,171,265)
Temporary book/tax differences	(140,025)
Capital loss carryforward	(14,448,778)
Shares of beneficial interest	1,519,980,307
Total net assets	$1,498,574,231

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2018, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2019	$38,154	$—	$38,154
Not subject to expiration	5,963,260	8,447,364	14,410,624
	$6,001,414	$8,447,364	$14,448,778

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2018 was $835,074,621 and $672,867,197, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $1,996,582,215 and $2,156,853,605, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$5,059,520
Aggregate unrealized (depreciation) of investments	(13,230,785)
Net unrealized appreciation (depreciation) of investments	$(8,171,265)

Cost of investments for tax purposes is $1,497,506,137.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2018, undistributed net investment income was increased by $483,665 undistributed net realized gain (loss) was increased by $24,255,891 and shares of beneficial interest was decreased by $24,739,556. This reclassification had no effect on the net assets of the Fund.

30                         Invesco Short Term Bond Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended February 28,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	33,437,008	$287,970,885	38,402,641	$330,226,668
Class C	18,374,436	158,311,234	26,169,210	225,120,555
Class R	530,063	4,573,501	407,180	3,501,960
Class Y	19,351,295	166,774,343	17,980,911	154,811,987
Class R5	58,772	504,118	7,592	65,521
Class R6(b)	18,068,883	156,060,770	53,967,234	467,241,708

Issued as reinvestment of dividends:
Class A	805,213	6,927,099	693,068	5,966,259
Class C	679,421	5,843,069	606,156	5,215,954
Class R	8,375	72,155	6,605	56,935
Class Y	183,183	1,577,318	111,940	963,737
Class R5	3,545	30,466	2,654	22,819
Class R6	1,410,122	12,146,811	709,796	6,121,917

Reacquired:
Class A	(38,346,742)	(330,172,024)	(33,241,594)	(285,835,776)
Class C	(25,418,342)	(218,787,755)	(26,692,084)	(229,464,406)
Class R	(738,213)	(6,368,180)	(143,217)	(1,232,801)
Class Y	(19,473,862)	(168,030,882)	(9,654,910)	(83,049,717)
Class R5	(4,337)	(37,284)	(6,026)	(52,010)
Class R6	(9,897,459)	(85,352,788)	(4,173,856)	(36,003,811)
Net increase (decrease) in share activity	(968,639)	$(7,957,144)	65,153,300	$563,677,499

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	During the year ended February 28, 2017, Class R6 shares valued at $413,924,823 were issued to investors in the CollegeBound 529 program. The program and the Fund are affiliated by having the same investment adviser.

31                         Invesco Short Term Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/18	$8.61	$0.17	$(0.10)	$0.07	$(0.17)	$8.51	0.79%	$395,766	0.65	%(d)	0.66	%(d)	1.98	%(d)	198%
Year ended 02/28/17	8.47	0.14	0.15	0.29	(0.15)	8.61	3.39	435,592	0.65		0.66		1.59		294
Year ended 02/29/16	8.65	0.15	(0.16)	(0.01)	(0.17)	8.47	(0.12)	379,091	0.68		0.68		1.72		200
Year ended 02/28/15	8.71	0.16	(0.05)	0.11	(0.17)	8.65	1.24	338,347	0.69		0.69		1.79		250
Year ended 02/28/14	8.75	0.15	(0.04)	0.11	(0.15)	8.71	1.25	291,609	0.63		0.67		1.75		278
Class C
Year ended 02/28/18	8.61	0.14	(0.10)	0.04	(0.14)	8.51	0.44	391,791	1.00	(d)	1.16	(d)	1.63	(d)	198
Year ended 02/28/17	8.47	0.11	0.15	0.26	(0.12)	8.61	3.03	451,018	1.00		1.16		1.24		294
Year ended 02/29/16	8.65	0.12	(0.16)	(0.04)	(0.14)	8.47	(0.47)	443,163	1.03		1.18		1.37		200
Year ended 02/28/15	8.71	0.13	(0.05)	0.08	(0.14)	8.65	0.88	475,892	1.04		1.19		1.44		250
Year ended 02/28/14	8.74	0.12	(0.03)	0.09	(0.12)	8.71	1.01	450,694	0.98		1.17		1.40		278
Class R
Year ended 02/28/18	8.62	0.14	(0.09)	0.05	(0.14)	8.53	0.55	4,693	1.00	(d)	1.01	(d)	1.63	(d)	198
Year ended 02/28/17	8.49	0.11	0.14	0.25	(0.12)	8.62	2.90	6,466	1.00		1.01		1.24		294
Year ended 02/29/16	8.66	0.12	(0.15)	(0.03)	(0.14)	8.49	(0.35)	4,068	1.03		1.03		1.37		200
Year ended 02/28/15	8.72	0.13	(0.05)	0.08	(0.14)	8.66	0.88	3,669	1.04		1.04		1.44		250
Year ended 02/28/14	8.76	0.12	(0.04)	0.08	(0.12)	8.72	0.90	3,612	0.98		1.02		1.40		278
Class Y
Year ended 02/28/18	8.61	0.18	(0.09)	0.09	(0.18)	8.52	1.06	128,874	0.50	(d)	0.51	(d)	2.13	(d)	198
Year ended 02/28/17	8.48	0.15	0.14	0.29	(0.16)	8.61	3.42	129,794	0.50		0.51		1.74		294
Year ended 02/29/16	8.65	0.16	(0.15)	0.01	(0.18)	8.48	0.15	56,237	0.53		0.53		1.87		200
Year ended 02/28/15	8.71	0.17	(0.05)	0.12	(0.18)	8.65	1.38	47,086	0.54		0.54		1.94		250
Year ended 02/28/14	8.75	0.16	(0.04)	0.12	(0.16)	8.71	1.40	45,591	0.48		0.52		1.90		278
Class R5
Year ended 02/28/18	8.60	0.19	(0.09)	0.10	(0.19)	8.51	1.17	1,699	0.38	(d)	0.39	(d)	2.25	(d)	198
Year ended 02/28/17	8.47	0.16	0.14	0.30	(0.17)	8.60	3.54	1,220	0.39		0.40		1.85		294
Year ended 02/29/16	8.64	0.17	(0.15)	0.02	(0.19)	8.47	0.26	1,165	0.43		0.43		1.97		200
Year ended 02/28/15	8.71	0.18	(0.06)	0.12	(0.19)	8.64	1.37	1,026	0.44		0.44		2.04		250
Year ended 02/28/14	8.75	0.17	(0.04)	0.13	(0.17)	8.71	1.45	1,761	0.43		0.44		1.95		278
Class R6
Year ended 02/28/18	8.62	0.19	(0.09)	0.10	(0.19)	8.53	1.17	575,750	0.38	(d)	0.39	(d)	2.25	(d)	198
Year ended 02/28/17	8.48	0.16	0.15	0.31	(0.17)	8.62	3.66	499,674	0.39		0.40		1.85		294
Year ended 02/29/16	8.66	0.17	(0.16)	0.01	(0.19)	8.48	0.14	63,201	0.42		0.42		1.98		200
Year ended 02/28/15	8.72	0.18	(0.05)	0.13	(0.19)	8.66	1.50	22,779	0.43		0.43		2.05		250
Year ended 02/28/14	8.75	0.17	(0.03)	0.14	(0.17)	8.72	1.58	16,230	0.42		0.43		1.96		278

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $413,166, $428,678, $4,561, $139,335, $1,366 and $542,700 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

32                         Invesco Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and

Shareholders of Invesco Short Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Term Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 27, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

33                         Invesco Short Term Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2017 through February 28, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
Class	Beginning Account Value (09/01/17)	Ending Account Value (02/28/18)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/18)	Expenses Paid During Period[2]
A	$1,000.00	$995.90	$3.27	$1,021.52	$3.31	0.66%
C	1,000.00	994.10	4.99	1,019.79	5.06	1.01
R	1,000.00	994.10	4.99	1,019.79	5.06	1.01
Y	1,000.00	996.60	2.52	1,022.27	2.56	0.51
R5	1,000.00	997.20	1.93	1,022.86	1.96	0.39
R6	1,000.00	997.20	1.93	1,022.86	1.96	0.39

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2017 through February 28, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

34                         Invesco Short Term Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2018:

Federal and State Income Tax
Qualified Dividend Income*	4.30%
Corporate Dividends Received Deduction*	4.30%
U.S. Treasury Obligations*	5.34%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35                         Invesco Short Term Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Short Term Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Short Term Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco

			N/A	N/A

T-3                         Invesco Short Term Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
		Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Short Term Bond Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	STB-AR-1	04252018	0904

Annual Report to Shareholders	February 28, 2018

Invesco U.S. Government Fund Nasdaq: A: AGOVX ∎ C: AGVCX ∎ R: AGVRX ∎ Y: AGVYX ∎ Investor: AGIVX ∎ R5: AGOIX ∎ R6: AGVSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    For much of the reporting period, major US stock market indexes rose to record highs – but in early 2018, volatility returned to the US stock and bond markets. Investors worried about how rising interest rates might affect economic growth; those concerns caused the US stock market, which many investors believed had risen too far, too fast, to pull back. Throughout the reporting period, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive, particularly after passage of legislation cutting personal and corporate tax rates in December. The US economy expanded throughout the reporting period, and the first signs of rising inflation appeared. In response, the US Federal Reserve raised interest rates three times, and the tone of its statements grew more hawkish regarding potential rate increases in 2018. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco U.S. Government Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco U.S. Government Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2018, Class A shares of Invesco U.S. Government Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific index, the Bloomberg Barclays U.S. Government Index.     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/17 to 2/28/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.34%
Class C Shares	-1.08
Class R Shares	-0.58
Class Y Shares	-0.08
Investor Class Shares	-0.29
Class R5 Shares	0.04
Class R6 Shares*	0.05
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	0.51
Bloomberg Barclays U.S. Government Index▼ (Style-Specific Index)	-0.52
Lipper Intermediate U.S. Government Funds Index⬛ (Peer Group Index)	-0.60
Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.
*ClassR6 shares incepted on April 4, 2017. See page 7 for more information.

Market conditions and your Fund

The fiscal year ended February 28, 2018, proved to be a complicated time for fixed income investors. The volatile political environment kept things exciting during the fiscal year. The economic agenda of President Donald Trump largely stalled until Congress passed the Tax Cut and Jobs Act just before the end of 2017. The Act was signed into law by President Trump in December 2017 and cut both corporate and individual tax rates. In addition, cuts in regulation, combined with growing business optimism, helped the unemployment rate decline to 4.1% by the end of the fiscal year.¹ The housing market remained stable, and consumer confidence hit near-record levels. Despite gross domestic product growth at or near 3% in the second half of 2017, inflation and wage growth remained muted.2

    The US Federal Reserve (the Fed) used the positive economic backdrop to accomplish some historic milestones. The

Fed hiked the fed funds rate range by 0.25% at each of three different meetings in 2017, leaving the range at 1.25% to 1.50% at the end of the fiscal year.3 The Fed was also able to initiate a gradual reduction in the size of its balance sheet by imposing a cap on reinvestment purchases of maturing Treasuries and mortgage-backed securities (MBS). Beginning in October, the Fed reduced its monthly reinvestment purchases of Treasuries by $6 billion and its MBS purchases by $4 billion.3 The rate hikes and the balance sheet reductions were accomplished without disrupting the financial markets.

    The yield curve flattened significantly during the fiscal year as the two-year Treasury yield rose 103 basis points, while the 30-year yield rose 16 basis points.4 (A basis point is one one-hundreth of a percentage point.) A combination of low inflation and a reasonably aggressive Fed were largely responsible for the change in the shape of the yield curve. The 10-year Treasury yield increased 51 basis points to end the fiscal year at 2.87%.4

    Given the rise in interest rates, the Fund’s total return for the fiscal year was negative, but the Fund, at NAV, outperformed its style-specific benchmark, the Bloomberg Barclays U.S. Government Index.

    Most of the Fund’s relative performance during the fiscal year was driven by exposure to fixed-rate agency MBS and commercial mortgage-backed securities, as both outperformed duration-matched Treasuries. The Fund also benefited from exposure to floating rate agency mortgages, as yields on these securities moved higher as short-end rates rose during the fiscal year.

    The Fund’s small underweight position, relative to its style-specific benchmark, in securities with durations at the long end of the yield curve was the largest detractor from Fund performance during the fiscal year as long-end rates fell. However, the Fund’s relative underweight allocation to short duration securities offset much of that impact. Additionally, the inflation protected securities held by the Fund underperformed nominal Treasuries by a small amount, which detracted from Fund performance. The Fund’s use of derivatives included interest rate futures to manage yield curve exposure and swaptions to hedge interest rate volatility.

    The Fund utilizes duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk-return expectations. During the fiscal year, duration was managed with cash, bonds and futures positions. Buying and selling interest rate futures contracts was an important tool we used to manage interest rate risk. The Fund

Portfolio Composition
By security type	% of total net assets

U.S. Government Sponsored Agency Mortgage-Backed Securities	44.1%
U.S. Treasury Securities	42.7
Bonds	9.7
Corporate Notes	1.8
U.S. Government Sponsored Agency Securities	0.3
Money Market Funds Plus Other Assets Less Liabilities	1.4

Top Five Debt Issuers*
	% of total net assets
1.	U.S. Treasury	42.7%
2.	Fannie Mae REMICs	11.7
3.	Federal National Mortgage Association	9.0
4.	Federal Home Loan Mortgage Corp.	8.5
5.	Freddie Mac REMICs	7.3

Total Net Assets	$566.6 million

Total Number of Holdings*	706

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of February 28, 2018.

4 Invesco U.S. Government Fund

also used swap options to hedge interest rate volatility during the fiscal year.

    Please note that our strategy is implemented using derivative instruments, including futures, swaps and options. Therefore, a portion of the performance of the Fund, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks and asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon, and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    We welcome new investors who joined the Fund during the fiscal year and thank you for your investment in Invesco U.S. Government Fund.

1 Source:	Bureau of Labor Statistics
2 Source:	Bureau of Economic Analysis
3 Source:	US Federal Reserve
4 Source:	US Treasury

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Clint Dudley Chartered Financial Analyst, Portfolio Manager, is manager of Invesco U.S. Government Fund. He joined Invesco in
1998. Mr. Dudley earned a BBA and an MBA from Baylor University.

Brian Schneider Chartered Financial Analyst, Portfolio Manager, is manager of Invesco U.S. Government Fund. He joined Invesco in
1987. Mr. Schneider earned a BA in economics and an MBA from Bellarmine University (formerly Bellarmine College).

Robert Waldner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco U.S. Government Fund. He joined Invesco in
2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5 Invesco U.S. Government Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/08

1 Source: FactSet Research System Inc.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco U.S. Government Fund

Average Annual Total Returns
As of 2/28/18, including maximum applicable sales charges

Class A Shares
Inception (4/28/87)	4.84%
10 Years	2.12
5 Years	-0.31
1 Year	-4.55

Class C Shares
Inception (8/4/97)	3.02%
10 Years	1.81
5 Years	-0.17
1 Year	-2.06

Class R Shares
Inception (6/03/02)	2.91%
10 Years	2.31
5 Years	0.31
1 Year	-0.58

Class Y Shares
10 Years	2.83%
5 Years	0.84
1 Year	-0.08

Investor Class Shares
Inception (9/30/03)	2.92%
10 Years	2.58
5 Years	0.61
1 Year	-0.29

Class R5 Shares
Inception (4/29/05)	3.44%
10 Years	2.98
5 Years	0.96
1 Year	0.04

Class R6 Shares
10 Years	2.61%
5 Years	0.64
1 Year	0.05
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Average Annual Total Returns
As of 12/31/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/28/87)	4.92%
10 Years	2.54
5 Years	-0.05
1 Year	-2.63

Class B Shares*
Inception (9/7/93)	3.78%
10 Years	2.37
5 Years	-0.31
1 Year	-4.07

Class C Shares
Inception (8/4/97)	3.12%
10 Years	2.22
5 Years	0.06
1 Year	-0.20

Class R Shares
Inception (6/3/02)	3.04%
10 Years	2.74
5 Years	0.57
1 Year	1.42

Class Y Shares
10 Years	3.24%
5 Years	1.07
1 Year	1.93

Investor Class Shares
Inception (9/30/03)	3.07%
10 Years	3.00
5 Years	0.84
1 Year	1.71

Class R5 Shares
Inception (4/29/05)	3.60%
10 Years	3.39
5 Years	1.19
1 Year	1.93

Class R6 Shares
10 Years	3.02%
5 Years	0.88
1 Year	1.99
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower. *Effective January 26, 2018, Class B shares were converted to Class A shares.

Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent

Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 0.97%, 1.72%, 1.72%, 1.22%, 0.72%, 0.92%, 0.62% and 0.57%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. Note: Effective January 26, 2018, Class B shares were converted to Class A shares. No CDSC was paid in connection with this early conversion. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class , Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco U.S. Government Fund

Invesco U.S. Government Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Effective January 26, 2018, all outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎

Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect

8 Invesco U.S. Government Fund

management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
∎	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
∎	The Bloomberg Barclays U.S. Government Index is an unmanaged index considered representative of fixed income obligations issued by the US Treasury, government agencies and quasi-federal corporations.
∎	The Lipper Intermediate U.S. Government Funds Index is an unmanaged index considered representative of intermediate US government funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9 Invesco U.S. Government Fund

Schedule of Investments

February 28, 2018

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–44.07%
Collateralized Mortgage Obligations–23.01%
Fannie Mae ACES, 2.15% (1 mo. USD LIBOR + 0.59%), 09/25/2023(a)	$3,814,969	$3,831,533
Fannie Mae REMICs,
5.00%, 04/25/2018 to 08/25/2019	108,904	109,842
4.00%, 07/25/2018 to 07/25/2040	2,163,029	2,211,298
2.25%, 02/25/2021	57,781	57,624
1.97% (1 mo. USD LIBOR + 0.35%), 10/25/2025(a)	1,084,039	1,087,837
2.50%, 03/25/2026	412,653	410,737
7.00%, 09/18/2027	717,165	779,525
1.50%, 01/25/2028	5,438,617	5,193,049
6.50%, 03/25/2032	2,053,793	2,276,109
5.75%, 10/25/2035	521,054	560,944
1.92% (1 mo. USD LIBOR + 0.30%), 05/25/2036(a)	2,518,067	2,511,749
4.25%, 02/25/2037	604,075	617,281
2.07% (1 mo. USD LIBOR + 0.45%), 03/25/2037(a)	1,482,400	1,488,790
2.12% (1 mo. USD LIBOR + 0.50%), 03/25/2037 to 03/25/2040(a)	2,122,576	2,126,357
2.22% (1 mo. USD LIBOR + 0.60%), 10/25/2037(a)	5,063,086	5,132,328
2.02% (1 mo. USD LIBOR + 0.40%), 06/25/2038 to 09/25/2046(a)	15,302,084	15,364,203
6.57%, 06/25/2039(b)	1,690,038	1,931,280
2.17% (1 mo. USD LIBOR + 0.55%), 02/25/2041(a)	2,352,117	2,367,640
2.14% (1 mo. USD LIBOR + 0.52%), 11/25/2041(a)	1,238,778	1,250,150
1.89% (1 mo. USD LIBOR + 0.32%), 08/25/2044(a)	2,785,681	2,783,798
1.97% (1 mo. USD LIBOR + 0.40%), 11/25/2046(a)	5,093,115	5,102,551
2.05% (1 mo. USD LIBOR + 0.48%), 02/25/2056(a)	6,530,194	6,544,090
1.99% (1 mo. USD LIBOR + 0.42%), 12/25/2056(a)	6,248,941	6,258,188
Freddie Mac REMICs,
4.50%, 07/15/2018 to 11/15/2039	567,176	577,129
3.00%, 10/15/2018 to 04/15/2026	519,253	521,541
5.00%, 01/15/2019	11,386	11,398
2.09% (1 mo. USD LIBOR + 0.50%), 12/15/2035 to 03/15/2040(a)	4,595,367	4,617,640
1.89% (1 mo. USD LIBOR + 0.30%), 03/15/2036 to 09/15/2044(a)	14,720,778	14,754,829
1.92% (1 mo. USD LIBOR + 0.35%), 11/15/2036(a)	1,839,630	1,836,915
1.96% (1 mo. USD LIBOR + 0.37%), 03/15/2037(a)	1,575,896	1,578,434
1.99% (1 mo. USD LIBOR + 0.40%), 05/15/2037 to 06/15/2037(a)	4,229,663	4,245,247
1.94% (1 mo. USD LIBOR + 0.35%), 03/15/2039(a)	707,690	712,899
2.04% (1 mo. USD LIBOR + 0.45%), 03/15/2039 to 02/15/2042(a)	12,224,576	12,291,229
2.45% (1 mo. USD LIBOR + 0.86%), 11/15/2039(a)	337,458	345,021

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Freddie Mac STRIPS, 1.92% (1 mo. USD LIBOR + 0.35%), 10/15/2037(a)	$3,867,813	$3,868,078
Freddie Mac Whole Loan Securities Trust, Pass Through Ctfs., 3.50%, 05/25/2047	2,352,428	2,367,606
Ginnie Mae REMICs,
5.72%, 08/20/2034(b)	1,192,360	1,299,101
5.89%, 01/20/2039(b)	3,651,426	3,988,933
2.39% (1 mo. USD LIBOR + 0.80%), 09/16/2039(a)	1,297,598	1,318,562
4.49%, 07/20/2041(b)	841,987	866,855
2.72%, 09/20/2041(b)	3,389,302	3,519,446
1.81% (1 mo. USD LIBOR + 0.25%), 01/20/2042(a)	782,074	781,933
Ginnie Mae REMICs, IO, 1.55%, 09/20/2064(b)	9,825,948	850,559
		130,350,258

Federal Home Loan Mortgage Corp. (FHLMC)–8.49%
Pass Through Ctfs.,
10.00%, 01/01/2019 to 04/01/2020	16,438	16,789
6.00%, 07/01/2019 to 07/01/2038	397,367	419,993
10.50%, 08/01/2019 to 01/01/2021	659	667
4.50%, 09/01/2020 to 01/01/2040	2,975,356	3,142,596
7.50%, 11/01/2020 to 05/01/2035	1,839,989	2,073,204
9.50%, 11/01/2020 to 04/01/2025	14,469	14,862
6.50%, 01/01/2021 to 12/01/2035	3,850,926	4,335,892
9.00%, 06/01/2021 to 04/01/2025	98,916	104,623
7.00%, 12/01/2021 to 02/01/2035	873,347	955,887
5.50%, 12/01/2022 to 01/01/2037	514,639	540,605
8.00%, 10/01/2023 to 02/01/2035	265,859	293,951
8.50%, 05/01/2026 to 08/01/2031	166,734	192,643
3.50%, 08/01/2026	1,623,819	1,656,451
3.00%, 05/01/2027 to 02/01/2032	15,101,572	15,074,429
7.05%, 05/20/2027	171,527	184,215
6.03%, 10/20/2030	360,009	394,180
5.00%, 07/01/2035 to 01/01/2040	1,560,280	1,689,850
Pass Through Ctfs., ARM,
3.63% (1 yr. USD LIBOR + 1.88%), 09/01/2035(a)	961,298	1,015,356
3.32% (1 yr. USD LIBOR + 1.57%), 10/01/2036(a)	1,350,085	1,405,700
3.66% (1 yr. USD LIBOR + 1.91%), 10/01/2036(a)	468,169	493,147
3.73% (1 yr. USD LIBOR + 1.95%), 12/01/2036(a)	309,886	326,745
3.03% (6 mo. USD LIBOR + 1.53%), 05/01/2037(a)	504,238	522,088
3.74% (1 yr. USD LIBOR + 2.00%), 11/01/2037(a)	1,507,869	1,584,712
3.91% (1 yr. USD LIBOR + 2.06%), 01/01/2038(a)	355,138	375,604
3.65% (1 yr. USD LIBOR + 1.84%), 07/01/2038(a)	1,995,607	2,099,981
3.38% (1 yr. USD LIBOR + 1.78%), 06/01/2043(a)	1,762,187	1,835,020
2.90% (1 yr. USD LIBOR + 1.64%), 01/01/2048(a)	7,389,995	7,377,788
		48,126,978

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco U.S. Government Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–8.96%
Pass Through Ctfs.,
5.00%, 04/01/2018 to 03/01/2039	$1,441,305	$1,518,535
7.00%, 05/01/2018 to 06/01/2036	3,638,436	4,066,485
4.50%, 04/01/2019 to 08/01/2039	2,292,444	2,413,490
6.50%, 07/01/2019 to 10/01/2038	2,898,168	3,228,049
10.00%, 12/20/2019 to 12/20/2021	8,815	8,924
5.50%, 03/01/2021 to 05/01/2035	4,005,539	4,408,546
9.50%, 08/01/2022	877	885
6.00%, 09/01/2022 to 10/01/2038	2,963,995	3,322,462
6.75%, 07/01/2024	253,839	282,834
8.50%, 01/01/2025 to 08/01/2037	751,768	854,109
9.90%, 04/20/2025	4,700	4,777
6.95%, 07/01/2025 to 10/01/2025	48,416	48,655
7.50%, 07/01/2025 to 08/01/2037	3,011,238	3,453,532
8.00%, 09/01/2026 to 12/01/2036	2,291,774	2,629,514
3.50%, 05/01/2027 to 06/01/2027	3,168,859	3,227,415
3.00%, 12/01/2031 to 07/01/2032	8,995,571	8,975,337
Pass Through Ctfs., ARM,
3.64% (1 yr. U.S. Treasury Yield Curve Rate + 2.36%), 10/01/2034(a)	1,973,661	2,091,930
3.31% (1 yr. U.S. Treasury Yield Curve Rate + 2.20%), 05/01/2035(a)	868,343	917,305
3.47% (1 yr. USD LIBOR + 1.71%), 01/01/2037(a)	3,201,905	3,359,817
2.74% (1 yr. USD LIBOR + 1.75%), 02/01/2042(a)	1,053,020	1,097,823
2.16% (1 yr. USD LIBOR + 1.52%), 08/01/2043(a)	2,194,501	2,200,767
2.21% (1 yr. USD LIBOR + 1.78%), 06/01/2044(a)	495,936	511,104
2.46% (1 yr. U.S. Treasury Yield Curve Rate + 1.88%), 07/01/2044(a)	2,191,786	2,166,919
		50,789,214

Government National Mortgage Association (GNMA)–3.61%
Pass Through Ctfs.,
6.50%, 05/15/2018 to 09/15/2034	1,710,205	1,889,730
7.00%, 07/15/2018 to 12/15/2036	782,412	823,597
10.00%, 06/15/2019 to 07/15/2024	8,045	8,073
9.00%, 09/15/2019 to 04/15/2021	6,677	6,720
8.00%, 01/15/2020 to 04/15/2036	976,517	1,097,423
9.50%, 08/15/2020 to 03/15/2023	8,321	8,753
6.95%, 07/20/2025 to 11/20/2026	233,567	242,250
7.50%, 03/15/2026 to 10/15/2035	1,238,909	1,420,065
6.00%, 12/15/2028 to 08/15/2033	835,376	934,329
8.50%, 07/15/2030 to 01/15/2037	99,574	109,365
6.10%, 12/20/2033	1,917,954	2,167,792
3.50%, 08/20/2042 to 10/20/2042	2,613,117	2,604,946
4.00%, 09/20/2045	8,829,685	9,142,298
		20,455,341
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $247,224,096)		249,721,791

U.S. Treasury Securities–42.69%
U.S. Treasury Bills–0.13%
1.58%, 07/26/2018(c)(d)	85,000	84,390
1.59%, 07/26/2018(c)(d)	675,000	670,157
		754,547

	Principal Amount	Value
U.S. Treasury Notes–29.41%
1.63%, 06/30/2019	$6,000,000	$5,958,867
0.75%, 07/15/2019	11,000,000	10,790,098
1.63%, 07/31/2019	9,700,000	9,625,924
3.38%, 11/15/2019	1,700,000	1,732,572
1.00%, 11/30/2019	4,000,000	3,916,328
1.75%, 11/30/2019	2,000,000	1,983,555
3.63%, 02/15/2020	6,800,000	6,975,445
1.38%, 02/29/2020	5,500,000	5,404,287
3.50%, 05/15/2020	3,500,000	3,588,936
1.38%, 08/31/2020	5,300,000	5,174,850
2.00%, 09/30/2020	4,900,000	4,854,828
2.00%, 01/15/2021	8,800,000	8,701,516
1.25%, 03/31/2021	2,500,000	2,411,670
3.13%, 05/15/2021	1,700,000	1,734,199
1.13%, 06/30/2021	3,200,000	3,061,188
2.13%, 08/15/2021	3,700,000	3,653,316
2.00%, 10/31/2021	2,500,000	2,453,223
2.00%, 11/15/2021	100,000	98,146
2.13%, 12/31/2021	3,000,000	2,953,887
1.88%, 03/31/2022	4,000,000	3,890,781
1.75%, 05/15/2022	1,750,000	1,692,476
2.00%, 07/31/2022	9,000,000	8,776,758
1.63%, 08/31/2022	5,000,000	4,790,137
1.75%, 09/30/2022	7,000,000	6,735,859
2.00%, 11/30/2022	5,000,000	4,858,691
2.13%, 12/31/2022	12,000,000	11,718,750
2.38%, 01/31/2023	3,000,000	2,962,500
1.50%, 02/28/2023	4,500,000	4,257,070
1.63%, 04/30/2023	4,000,000	3,798,828
1.63%, 10/31/2023	1,700,000	1,603,844
2.25%, 01/31/2024	1,000,000	973,496
2.13%, 07/31/2024	3,000,000	2,886,621
2.38%, 08/15/2024	5,000,000	4,882,715
2.25%, 11/15/2024	4,000,000	3,867,109
2.25%, 11/15/2025	700,000	671,781
1.50%, 08/15/2026	12,600,000	11,308,998
2.25%, 11/15/2027	2,000,000	1,892,734
		166,641,983

U.S. Treasury Bonds–11.86%
7.88%, 02/15/2021	5,500,000	6,360,987
3.50%, 02/15/2039	2,500,000	2,679,443
4.25%, 05/15/2039	2,900,000	3,446,525
4.63%, 02/15/2040	2,800,000	3,501,750
4.75%, 02/15/2041	2,000,000	2,551,524
3.38%, 05/15/2044	11,900,000	12,446,191
3.00%, 05/15/2045	3,000,000	2,931,914
2.88%, 08/15/2045	4,100,000	3,909,574
2.50%, 05/15/2046	3,000,000	2,644,806
2.25%, 08/15/2046	1,500,000	1,251,329
3.00%, 05/15/2047	11,850,000	11,552,592
2.75%, 08/15/2047	11,000,000	10,192,832
2.75%, 11/15/2047	4,000,000	3,706,719
		67,176,186

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco U.S. Government Fund

	Principal Amount	Value
U.S. Treasury Inflation — Indexed Notes–1.29%(e)
0.13%, 04/15/2021	$4,368,756	$4,330,231
0.13%, 04/15/2022	3,041,130	2,993,835
		7,324,066
Total U.S. Treasury Securities (Cost $249,945,736)		241,896,782

Bonds–9.70%
Collateralized Mortgage Obligations–9.26%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, Variable Rate Pass Through Ctfs., 0.89%, 09/15/2048(b)	19,236,027	983,055
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, Variable Rate Pass Through Ctfs., 3.66%, 01/25/2035(b)	820,205	839,207
Chase Mortgage Trust, Series 2016-1, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 04/25/2045(b)(f)	2,876,152	2,846,078
Series 2016-2, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(b)(f)	3,584,140	3,538,253
Commercial Mortgage Trust, Series 2015-CR23, Class CMB, Variable Rate Pass Through Ctfs., 3.68%, 05/10/2048(b)(f)	5,390,000	5,422,492
Series 2015-CR24, Class B, Variable Rate Pass Through Ctfs., 4.38%, 08/10/2048(b)	6,800,000	7,030,821
La Hipotecaria El Salvadorian Mortgage Trust (El Salvador), Series 2013-1A, Class A, Pass Through Ctfs., 3.50%, 10/25/2041 (Acquired 04/22/2013; Cost $7,442,098)(f)	7,190,433	7,339,859
La Hipotecaria Panamanian Mortgage Trust (El Salvador), Series 2010-1GA, Class A, Floating Rate Pass Through Ctfs., 2.25% (PNMR—3.00%), 09/08/2039 (Acquired 11/05/2010-10/27/2011; Cost $10,296,970)(a)(f)	9,957,671	10,178,607
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(f)	565,462	563,479
Morgan Stanley Capital I Trust, Series 2015-XLF2, Class AFSD, Floating Rate Pass Through Ctfs., 5.21% (1 mo. USD LIBOR + 3.66%), 08/15/2026(a)(f)	3,600,000	3,657,150

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Towd Point Mortgage Trust, Series 2015-1, Class AES, Variable Rate Pass Through Ctfs., 3.00%, 10/25/2053(b)(f)	$3,044,594	$3,048,094
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class B, Variable Rate Pass Through Ctfs., 4.13%, 05/15/2048(b)	7,100,000	7,017,287
		52,464,382

Sovereign Debt–0.44%
Israel Government Agency for International Development (AID) Bond, Unsec. Gtd. Global Bonds, 5.13%, 11/01/2024	2,200,000	2,494,404
Total Bonds (Cost $54,912,345)		54,958,786

Corporate Notes–1.77%
Private Export Funding Corp.–1.77%
Series BB, Sec. Gtd. Notes, 4.30%, 12/15/2021	4,800,000	5,075,774
Series HH, Sr. Sec. Gtd. Notes, 1.45%, 08/15/2019	5,000,000	4,929,440
Total Corporate Notes (Cost $9,798,226)		10,005,214

U.S. Government Sponsored Agency Securities–0.34%
Tennessee Valley Authority (TVA)–0.34%
Sr. Unsec. Global Notes, 1.88%, 08/15/2022 (Cost $1,991,748)	2,000,000	1,935,548

	Shares
Money Market Funds–1.29%
Invesco Government & Agency Portfolio–Institutional Class, 1.30%(g)	4,376,981	4,376,981
Invesco Treasury Portfolio–Institutional Class, 1.29%(g)	2,917,987	2,917,987
Total Money Market Funds (Cost $7,294,968)		7,294,968
TOTAL INVESTMENTS IN SECURITIES–99.86% (Cost $571,167,119)		565,813,089
OTHER ASSETS LESS LIABILITIES–0.14%		773,237
NET ASSETS–100.00%		$566,586,326

Investment Abbreviations:

ACES	– Automatically Convertible Extendable Security
ARM	– Adjustable Rate Mortgage
Ctfs.	– Certificates
Gtd.	– Guaranteed
LIBOR	– London Interbank Offered Rate
PNMR	– Panamanian Mortgage Reference Rate
IO	– Interest Only

REMICs	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
STRIPS	– Separately Traded Registered Interest and Principal Security
Unsec.	– Unsecured
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco U.S. Government Fund

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2018.
(b)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect February 28, 2018.
(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(e)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2018 was $36,594,012, which represented 6.46% of the Fund’s Net Assets.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2018.

Open Futures Contracts
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Long Futures Contracts
U.S. Treasury 10 Year Notes	20	June-2018	$2,400,938	$5,577	$5,577
U.S. Treasury Ultra Bonds	90	June-2018	14,028,750	61,661	61,661
Subtotal — Long Futures Contracts				67,238	67,238

Short Futures Contracts
U.S. Treasury 2 Year Notes	60	June-2018	(12,748,125)	12,059	12,059
U.S. Treasury 5 Year Notes	76	June-2018	(8,658,656)	14,897	14,897
U.S. Treasury 10 Year Ultra Bonds	109	June-2018	(13,958,813)	32,936	32,936
U.S. Treasury Long Bonds	15	June-2018	(2,151,563)	3,347	3,347
Subtotal — Short Futures Contracts				63,239	63,239
Total Futures Contracts — Interest Rate Risk				$130,477	$130,477

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco U.S. Government Fund

Statement of Assets and Liabilities

February 28, 2018

Assets:
Investments in securities, at value (Cost $563,872,151)	$558,518,121
Investments in affiliated money market funds, at value and cost	7,294,968
Other investments:
Variation margin receivable — futures contracts	47,859
Receivable for:
Fund shares sold	215,516
Dividends and interest	1,807,821
Principal paydowns	539,030
Investment for trustee deferred compensation and retirement plans	250,832
Other assets	44,688
Total assets	568,718,835

Liabilities:
Payable for:
Dividends	97,975
Fund shares reacquired	1,005,975
Amount due custodian	350,000
Accrued fees to affiliates	342,581
Accrued trustees’ and officers’ fees and benefits	4,841
Accrued other operating expenses	56,309
Trustee deferred compensation and retirement plans	274,828
Total liabilities	2,132,509
Net assets applicable to shares outstanding	$566,586,326

Net assets consist of:
Shares of beneficial interest	$595,716,147
Undistributed net investment income	(2,503,866)
Undistributed net realized gain (loss)	(21,402,402)
Net unrealized appreciation (depreciation)	(5,223,553)
$566,586,326

Net Assets:
Class A	$482,901,786
Class C	$30,223,163
Class R	$5,426,782
Class Y	$10,671,442
Investor Class	$30,084,767
Class R5	$615,403
Class R6	$6,662,983

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	55,825,179
Class C	3,495,823
Class R	626,573
Class Y	1,231,363
Investor Class	3,473,776
Class R5	71,077
Class R6	769,454
Class A:
Net asset value per share	$8.65
Maximum offering price per share
(Net asset value of $8.65 ÷ 95.75%)	$9.03
Class C:
Net asset value and offering price per share	$8.65
Class R:
Net asset value and offering price per share	$8.66
Class Y:
Net asset value and offering price per share	$8.67
Investor Class:
Net asset value and offering price per share	$8.66
Class R5:
Net asset value and offering price per share	$8.66
Class R6:
Net asset value and offering price per share	$8.66

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco U.S. Government Fund

Statement of Operations

For the year ended February 28, 2018

Investment income:
Interest	$14,319,741
Dividends from affiliated money market funds	38,645
Total investment income	14,358,386

Expenses:
Advisory fees	2,619,586
Administrative services fees	176,655
Custodian fees	30,598
Distribution fees:
Class A	1,310,865
Class B	31,616
Class C	350,446
Class R	29,686
Investor Class	74,722
Transfer agent fees — A, B, C, R, Y and Investor	1,293,572
Transfer agent fees — R5	539
Transfer agent fees — R6	261
Trustees’ and officers’ fees and benefits	29,454
Registration and filing fees	131,964
Reports to shareholders	105,897
Professional services fees	59,454
Other	101,296
Total expenses	6,346,611
Less: Fees waived and expense offset arrangement(s)	(24,845)
Net expenses	6,321,766
Net investment income	8,036,620

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(6,555)
Futures contracts	2,037,438
Option contracts written	31,366
Swap agreements	(372,777)
1,689,472
Change in net unrealized appreciation (depreciation) of:
Investment securities	(10,912,964)
Futures contracts	(290,421)
(11,203,385)
Net realized and unrealized gain (loss)	(9,513,913)
Net increase (decrease) in net assets resulting from operations	$(1,477,293)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco U.S. Government Fund

Statement of Changes in Net Assets

For the years ended February 28, 2018 and 2017

	2018	2017
Operations:
Net investment income	$8,036,620	$8,684,366
Net realized gain	1,689,472	514,694
Change in net unrealized appreciation (depreciation)	(11,203,385)	(10,422,160)
Net increase (decrease) in net assets resulting from operations	(1,477,293)	(1,223,100)

Distributions to shareholders from net investment income:
Class A	(9,653,553)	(11,418,187)
Class B	(35,428)	(85,432)
Class C	(382,539)	(522,772)
Class R	(94,169)	(105,299)
Class Y	(350,168)	(223,986)
Investor Class	(619,206)	(728,390)
Class R5	(21,296)	(46,045)
Class R6	(14,575)	—
Total distributions from net investment income	(11,170,934)	(13,130,111)

Share transactions–net:
Class A	(65,745,006)	(57,920,648)
Class B	(4,911,902)	(5,195,451)
Class C	(9,563,916)	(7,712,813)
Class R	(669,587)	239,280
Class Y	(1,574,965)	(4,638,931)
Investor Class	(4,713,253)	(5,286,701)
Class R5	(461,408)	(922,197)
Class R6	6,727,893	—
Net increase (decrease) in net assets resulting from share transactions	(80,912,144)	(81,437,461)
Net increase (decrease) in net assets	(93,560,371)	(95,790,672)

Net assets:
Beginning of year	660,146,697	755,937,369
End of year (includes undistributed net investment income of $(2,503,866) and $(3,269,061), respectively)	$566,586,326	$660,146,697

Notes to Financial Statements

February 28, 2018

NOTE 1—Significant Accounting Policies

Invesco U.S. Government Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. On April 4, 2017, the Fund began offering Class R6 shares. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

16                         Invesco U.S. Government Fund

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net

17                         Invesco U.S. Government Fund

realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

18                         Invesco U.S. Government Fund

K.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions may be considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

L.	Call Options Purchased and Written — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.	Put Options Purchased — The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible

19                         Invesco U.S. Government Fund

bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

O.	Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.50%
Next $300 million	0.40%
Next $500 million	0.35%
Next $19.5 billion	0.30%
Over $20.5 billion	0.24%

For the year ended February 28, 2018, the effective advisory fees incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed

20                         Invesco U.S. Government Fund

below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2018, the Adviser waived advisory fees of $5,100.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2018, IDI advised the Fund that IDI retained $31,988 in front-end sales commissions from the sale of Class A shares and $11,891, $11 and $1,699 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

21                         Invesco U.S. Government Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended February 28, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Government Sponsored Agency Mortgage-Backed Securities	$—	$249,721,791	$—	$249,721,791
U.S. Treasury Securities	—	241,896,782	—	241,896,782
Bonds	—	54,958,786	—	54,958,786
Corporate Notes	—	10,005,214	—	10,005,214
U.S. Government Sponsored Agency Securities	—	1,935,548	—	1,935,548
Money Market Funds	7,294,968	—	—	7,294,968
Total Investments in Securities	7,294,968	558,518,121	—	565,813,089
Other Investments — Assets*
Futures Contracts*	130,477	—	—	130,477
Total Other Investments	130,477	—	—	130,477
Total Investments	$7,425,445	$558,518,121	$—	$565,943,566

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2018:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$130,477
Derivatives not subject to master netting agreements	(130,477)
Total Derivative Assets subject to master netting agreements	$—

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$2,037,438
Options purchased(a)	(42,615)
Options written	31,366
Swap agreements	(372,777)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(290,421)
Options purchased(a)	211,456
Total	$1,574,447

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

22                         Invesco U.S. Government Fund

The table below summarizes the twelve month average notional value of futures contracts, the seven month average notional value of options purchased, the one month average notional value of options written and the five month average notional value of swap agreements outstanding during the period.

	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$128,472,578	$18,314,286	$48,000,000	$8,143,800

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $19,745.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2018 and 2017:

	2018	2017
Ordinary income	$11,170,934	$13,130,111

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$914,978
Net unrealized appreciation (depreciation) — investments	(9,336,846)
Temporary book/tax differences	(238,336)
Capital loss carryforward	(20,469,617)
Shares of beneficial interest	595,716,147
Total net assets	$566,586,326

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and bond premium amortization.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

23                         Invesco U.S. Government Fund

The Fund has a capital loss carryforward as of February 28, 2018, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2019	$2,548,812	$—	$2,548,812
Not subject to expiration	5,178,890	12,741,915	17,920,805
	$7,727,702	$12,741,915	$20,469,617

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2018 was $50,910,517 and $99,792,156, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $102,289,820 and $112,541,940, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$8,857,385
Aggregate unrealized (depreciation) of investments	(18,194,231)
Net unrealized appreciation (depreciation) of investments	$(9,336,846)

Cost of investments for tax purposes is $575,280,412.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydown income and bond premium amortization, on February 28, 2018, undistributed net investment income was increased by $3,899,509 and undistributed net realized gain (loss) was decreased by $3,899,509. This reclassification had no effect on the net assets of the Fund.

24                         Invesco U.S. Government Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended February 28,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	4,605,670	$40,649,732	8,744,089	$78,990,871
Class B(b)	11,716	103,830	43,315	392,560
Class C	739,295	6,518,166	1,582,447	14,309,336
Class R	127,176	1,123,240	207,672	1,870,757
Class Y	2,033,530	17,975,786	1,957,747	17,671,770
Investor Class	126,124	1,114,084	308,078	2,784,430
Class R5	34,041	299,383	103,549	940,668
Class R6 (c)	782,758	6,843,434	—	—

Issued as reinvestment of dividends:
Class A	957,231	8,437,720	1,095,824	9,868,574
Class B(b)	3,596	31,905	8,790	79,532
Class C	39,102	344,607	52,294	470,520
Class R	10,533	92,959	11,631	104,782
Class Y	28,726	253,822	19,371	174,347
Investor Class	66,721	588,966	76,741	691,901
Class R5	1,346	11,867	3,468	31,395
Class R6	1,605	13,916	—	—

Conversion of Class B shares to Class A shares:(d)
Class A	372,753	3,254,132	413,599	3,713,861
Class B	(369,916)	(3,254,132)	(412,060)	(3,713,861)

Reacquired:
Class A	(13,391,875)	(118,086,590)	(16,742,242)	(150,493,954)
Class B(b)	(202,276)	(1,793,505)	(216,477)	(1,953,682)
Class C	(1,864,624)	(16,426,689)	(2,504,604)	(22,492,669)
Class R	(213,827)	(1,885,786)	(194,521)	(1,736,259)
Class Y	(2,248,592)	(19,804,573)	(2,485,928)	(22,485,048)
Investor Class	(726,299)	(6,416,303)	(971,446)	(8,763,032)
Class R5	(87,859)	(772,658)	(212,562)	(1,894,260)
Class R6	(14,909)	(129,457)	—	—
Net increase (decrease) in share activity	(9,178,254)	$(80,912,144)	(9,111,225)	$(81,437,461)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

25                         Invesco U.S. Government Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/18	$8.84	$0.12	$(0.15)		$(0.03)	$(0.16)	$8.65	(0.34)%		$482,902	0.98	%(d)	0.98	%(d)	1.34	%(d)	25%
Year ended 02/28/17	9.02	0.11	(0.12	)(e)	(0.01)	(0.17)	8.84	(0.15	)(e)	559,388	0.97		0.97		1.25		30
Year ended 02/29/16	9.05	0.10	0.01		0.11	(0.14)	9.02	1.25		629,429	0.95		0.95		1.10		61
Year ended 02/28/15	8.91	0.10	0.21		0.31	(0.17)	9.05	3.47		625,704	0.96		0.96		1.10		76
Year ended 02/28/14	9.24	0.09	(0.22)		(0.13)	(0.20)	8.91	(1.37)		667,507	0.90		0.90		0.99		142
Class B
Year ended 02/28/18(f)	8.87	0.05	(0.07)		(0.02)	(0.09)	8.76	(0.25)		—	1.73	(d)(i)	1.73	(d)(i)	0.59	(d)(i)	25
Year ended 02/28/17	9.05	0.04	(0.12	)(e)	(0.08)	(0.10)	8.87	(0.89	)(e)	4,941	1.72		1.72		0.50		30
Year ended 02/29/16	9.08	0.03	0.01		0.04	(0.07)	9.05	0.50		10,261	1.70		1.70		0.35		61
Year ended 02/28/15	8.94	0.03	0.21		0.24	(0.10)	9.08	2.70		14,894	1.71		1.71		0.35		76
Year ended 02/28/14	9.27	0.02	(0.21)		(0.19)	(0.14)	8.94	(2.10)		22,334	1.65		1.65		0.24		142
Class C
Year ended 02/28/18	8.83	0.05	(0.13)		(0.08)	(0.10)	8.65	(0.97)		30,223	1.73	(d)	1.73	(d)	0.59	(d)	25
Year ended 02/28/17	9.02	0.04	(0.13	)(e)	(0.09)	(0.10)	8.83	(1.00	)(e)	40,481	1.72		1.72		0.50		30
Year ended 02/29/16	9.04	0.03	0.02		0.05	(0.07)	9.02	0.60		49,156	1.70		1.70		0.35		61
Year ended 02/28/15	8.91	0.03	0.20		0.23	(0.10)	9.04	2.59		41,207	1.71		1.71		0.35		76
Year ended 02/28/14	9.23	0.02	(0.20)		(0.18)	(0.14)	8.91	(2.00)		42,237	1.65		1.65		0.24		142
Class R
Year ended 02/28/18	8.85	0.10	(0.15)		(0.05)	(0.14)	8.66	(0.58)		5,427	1.23	(d)	1.23	(d)	1.09	(d)	25
Year ended 02/28/17	9.03	0.09	(0.12	)(e)	(0.03)	(0.15)	8.85	(0.39	)(e)	6,219	1.22		1.22		1.00		30
Year ended 02/29/16	9.06	0.08	0.01		0.09	(0.12)	9.03	1.00		6,123	1.20		1.20		0.85		61
Year ended 02/28/15	8.92	0.08	0.20		0.28	(0.14)	9.06	3.21		6,092	1.21		1.21		0.85		76
Year ended 02/28/14	9.25	0.07	(0.22)		(0.15)	(0.18)	8.92	(1.61)		6,446	1.15		1.15		0.74		142
Class Y
Year ended 02/28/18	8.86	0.14	(0.15)		(0.01)	(0.18)	8.67	(0.08)		10,671	0.73	(d)	0.73	(d)	1.59	(d)	25
Year ended 02/28/17	9.04	0.14	(0.13	)(e)	0.01	(0.19)	8.86	0.11	(e)	12,554	0.72		0.72		1.50		30
Year ended 02/29/16	9.06	0.12	0.02		0.14	(0.16)	9.04	1.62		17,407	0.70		0.70		1.35		61
Year ended 02/28/15	8.92	0.12	0.21		0.33	(0.19)	9.06	3.72		6,920	0.71		0.71		1.35		76
Year ended 02/28/14	9.25	0.11	(0.21)		(0.10)	(0.23)	8.92	(1.11)		4,114	0.65		0.65		1.24		142
Investor Class
Year ended 02/28/18	8.85	0.12	(0.14)		(0.02)	(0.17)	8.66	(0.29	)(g)	30,085	0.96	(d)(g)	0.96	(d)(g)	1.36	(d)(g)	25
Year ended 02/28/17	9.03	0.12	(0.13	)(e)	(0.01)	(0.17)	8.85	(0.12	)(e)(g)	35,471	0.92	(g)	0.92	(g)	1.30	(g)	30
Year ended 02/29/16	9.06	0.10	0.01		0.11	(0.14)	9.03	1.28	(g)	41,492	0.93	(g)	0.93	(g)	1.12	(g)	61
Year ended 02/28/15	8.92	0.10	0.21		0.31	(0.17)	9.06	3.48	(g)	46,653	0.92	(g)	0.92	(g)	1.14	(g)	76
Year ended 02/28/14	9.24	0.09	(0.21)		(0.12)	(0.20)	8.92	(1.26)		54,118	0.90		0.90		0.99		142
Class R5
Year ended 02/28/18	8.85	0.15	(0.14)		0.01	(0.20)	8.66	0.04		615	0.58	(d)	0.58	(d)	1.74	(d)	25
Year ended 02/28/17	9.03	0.14	(0.12	)(e)	0.02	(0.20)	8.85	0.20	(e)	1,093	0.62		0.62		1.60		30
Year ended 02/29/16	9.04	0.13	0.03		0.16	(0.17)	9.03	1.84		2,068	0.59		0.59		1.46		61
Year ended 02/28/15	8.91	0.13	0.20		0.33	(0.20)	9.04	3.73		4,575	0.60		0.60		1.46		76
Year ended 02/28/14	9.23	0.12	(0.21)		(0.09)	(0.23)	8.91	(0.95)		4,379	0.57		0.57		1.32		142
Class R6
Year ended 02/28/18(h)	8.84	0.14	(0.14)		(0.00)	(0.18)	8.66	(0.03)		6,663	0.57	(d)(i)	0.57	(d)(i)	1.75	(d)(i)	25

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $524,346, $3,463, $35,045, $5,937, $16,881, $32,922, $956, and $699 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains (losses) on securities (both realized and unrealized) per share would have been $(0.17), $(0.17), $(0.18), $(0.17), $(0.18), $(0.18) and $(0.17) for Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares, respectively and total returns would have been lower.
(f)	Reflects activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23%, 0.21%, 0.22% and 0.21% for the years ended February 28, 2018, February 28, 2017, the year ended February 29, 2016 and the year ended February 28, 2015.
(h)	Commencement date of April 4, 2017.
(i)	Annualized.

26                         Invesco U.S. Government Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco U.S. Government Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco U.S. Government Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 27, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

27                         Invesco U.S. Government Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2017 through February 28, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/18)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/18)	Expenses Paid During Period[2]
A	$1,000.00	$980.30	$4.86	$1,019.89	$4.96	0.99%
C	1,000.00	977.60	8.53	1,016.17	8.70	1.74
R	1,000.00	979.00	6.08	1,018.65	6.21	1.24
Y	1,000.00	982.60	3.64	1,021.12	3.71	0.74
Investor	1,000.00	980.50	4.86	1,019.89	4.96	0.99
R5	1,000.00	983.30	2.85	1,021.92	2.91	0.58
R6	1,000.00	983.50	2.70	1,022.07	2.76	0.55

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2017 through February 28, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

28                         Invesco U.S. Government Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	33.38%
Tax-Exempt Interest Dividends*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29                         Invesco U.S. Government Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco U.S. Government Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco U.S. Government Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco

			N/A	N/A

T-3                         Invesco U.S. Government Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
		Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco U.S. Government Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	GOV-AR-1	04192018	1445

ITEM 2.	CODE OF ETHICS.

On May 2, 2018, the Board of Trustees of the Invesco Funds amended the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2018	Fees Billed for Services Rendered to the Registrant for fiscal year end 2017
Audit Fees	$247,525	$237,975
Audit-Related Fees(1)	$20,000	$0
Tax Fees(2)	$108,559	$79,030
All Other Fees	$0	$0

Total Fees	$376,084	$317,005

(g) PWC billed the Registrant aggregate non-audit fees of $128,559 for the fiscal year ended 2018, and $79,030 for the fiscal year ended 2017, for non-audit services rendered to the Registrant.

(1)	Audit-Related Fees for the fiscal year end February 28, 2018 includes fees billed for reviewing regulatory filings.
(2)	Tax fees for the fiscal year end February 28, 2018 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end February 28, 2017 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees	$662,000	$635,000
Tax Fees	$0	$0
All Other Fees	$611,000	$2,827,000

Total Fees(1)	$1,273,000	$3,462,000

(1)	Audit-Related fees for the year end 2018 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2017 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2018 include fees billed related to the assessments for certain of the company’s risk management tools, current state analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2017 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,101,000 for the fiscal year ended February 28, 2018, and $6,075,000 for the fiscal year ended February 28, 2017, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Investment Company complex of approximately $23 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended May 4, 2016

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee may from time to time delegate specific pre-approval authority to its Chair and/or Vice Chair, so that the Chair or, in his or her absence, Vice Chair may grant specific pre-approval for audit and non-audit services by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement between Audit Committee meetings. Any such delegation shall be reflected in resolutions adopted by the Audit Committee and may include such limitations as to dollar amount(s) and/or scope of service(s) as the Audit Committee may choose to impose. Any such delegation shall not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000 and any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000 must be pre-approved by the Audit Committee and may not be delegated to the Chair or Vice Chair.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 14, 2018, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 14, 2018, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 7, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 7, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	May 7, 2018

EXHIBIT INDEX

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.